FEE SIMPLE FORM 51206446.7 PURCHASE AND SALE AGREEMENT is made and entered into as of April 5, 2016 by and between THE SELLER ENTITIES LISTED ON EXHIBIT A, collectively Seller and PHYSICIANS REALTY L.P., as Buyer

F-2 51206446.7 TABLE OF CONTENTS Page 1. PURCHASE AND SALE OF PROPERTY ...........................................................................5 2. PURCHASE PRICE ...............................................................................................................6 3. BUYER’S INSPECTION AND REVIEW RIGHTS .............................................................7 4. DEED ......................................................................................................................................9 5. CLOSING ...............................................................................................................................9 6. CLOSING DOCUMENTS .....................................................................................................9 7. CONDITIONS PRECEDENT TO BUYER’S OBLIGATIONS REGARDING CLOSING11 8. CONDITIONS PRECEDENT TO SELLER’S OBLIGATION REGARDING CLOSING 11 9. CLOSING COSTS AND PRORATIONS ............................................................................11 10. REPRESENTATIONS AND WARRANTIES OF SELLER ...............................................13 11. REPRESENTATIONS AND WARRANTIES OF BUYER ................................................16 12. INTENTIONALLY OMITTED ...........................................................................................17 13. TITLE TO THE LAND AND THE IMPROVEMENTS .....................................................17 14. RISK OF LOSS.....................................................................................................................18 15. EMINENT DOMAIN ...........................................................................................................19 16. NO OTHER REPRESENTATIONS ....................................................................................19 17. NO ATTORNEY-CLIENT RELATIONSHIP/NO TAX ADVICE .....................................20 18. NOTICES ..............................................................................................................................21

-3- 51206446.7 19. BROKER’S FEES ................................................................................................................21 20. BINDING AGREEMENT ....................................................................................................21 21. DEFAULT AND REMEDIES ..............................................................................................21 22. ERISA REPRESENTATION ...............................................................................................22 23. PARTIAL INVALIDITY .....................................................................................................22 24. AUTHORITY COUNTERPARTS .......................................................................................22 25. GOVERNING LAW .............................................................................................................22 26. ENTIRE AGREEMENT .......................................................................................................22 27. ASSIGNMENTS...................................................................................................................22 28. COOPERATION WITH S-X 3-14 AUDIT ..........................................................................23 29. CONSTRUCTION ................................................................................................................23 30. ANTI-TERRORISM .............................................................................................................23 EXHIBITS Exhibit A Seller Entities and Addresses ..................................................................................A-1 Exhibit B Description of Land .................................................................................................B-1 Exhibit C Space Lease .............................................................................................................C-1 Exhibit D Third Party Leases Rent Roll ..................................................................................D-1 Exhibit E Form of Deed.. .........................................................................................................E-1 Exhibit F Form of Assignment and Assumption of Third Party Leases.……………………. F-1 Exhibit G Form of Notice to Tenants……………………………………………………….. G-1 Schedule 1 List of Personal Property……………………………………………………….Sch-1 Schedule 2 List of Approval and Non-Approval Properties…….………………………….Sch-2

-4- 51206446.7 Schedule 3 Purchase Price Allocations……………………………………………………Sch-3 Schedule 4 Due Diligence Objections…………………………………………………….Sch-4 Schedule 5 Seller States of Organization…………………………………………………Sch-5 Schedule 6 Cap Ex Credits and Lease Adjustment Credits………………………..……...Sch-6

-5- 51206446.7 PURCHASE AND SALE AGREEMENT THIS PURCHASE AND SALE AGREEMENT (the “Agreement”) is made and entered into as of the date of last signature by the parties hereto (the “Effective Date”), and is by and between THE SELLER ENTITIES LISTED ON EXHIBIT A ATTACHED HERETO, with the addresses set forth on Exhibit A attached hereto (collectively “Seller”), and Physicians Realty L.P., a Delaware limited partnership, having an address of 309 North Water Street, Suite 500, Milwaukee, Wisconsin 53202 (“Buyer”). W I T N E S S E T H: 1. PURCHASE AND SALE OF PROPERTY. Seller agrees to sell, convey and/or assign and Buyer agrees to purchase and/or take by assignment, on the terms and conditions hereinafter set forth, all of Seller’s right, title and interest in and to that certain building and all other structures, improvements, parking areas, landscaping improvements and other amenities (collectively, the “Improvements”) situated on and together with those certain tracts or parcels of land more particularly described on Exhibit B attached hereto (collectively the “Land”), with common names and street addresses as contained on Exhibit A, and subject to and including the following; a. subject to the terms of (i) a space lease with Seller (or Seller’s designee) as tenant for the premises currently occupied by Seller (or its affiliate) to be leased back by Seller at Closing, such lease to be in the form substantially the same as Exhibit C (the “Space Lease”), and (ii) all third party leases as further described in the rent roll attached as Exhibit D an incorporated herein by reference (the “Third Party Leases”); b. including all rights, privileges, and easements appurtenant to the Improvements, including all water and air rights, rights of way, roadways, parking areas, roadbeds, drainage rights, alleyways or other appurtenances used in connection with the Improvements and the Land; and c. including all personal property, if any, now owned or hereafter acquired by the Seller and located on or to be located on or in or used in connection with the Improvements or the Land (collectively, the “Personal Property”). Buyer and Seller acknowledge and agree that the Personal Property to be conveyed with the Franciscan Health Port Clinic in Tacoma, Washington (described as item 1 on Exhibit A) is itemized and valued as specifically set for in the attached Schedule 1. The leasehold interests the Space Lease and the Third Party Leases, the fee interest in the Land, the Improvements and the Personal Property, and the rights and privileges described above are collectively referred to herein as the “Property” or the “Properties.” Notwithstanding the foregoing or anything in this Agreement to the contrary, Buyer and Seller hereby acknowledge and agree that the sale of certain Properties (the “Approval Properties”) requires approval from Catholic Health Care Federation (the “Approval”) and that the sale of certain other Properties, does not require the Approval (the “Non-Approval Properties”), all as more particularly described on Schedule 2 attached hereto. As of the

-6- 51206446.7 Effective Date, Buyer and Seller acknowledge that Seller has not received the Approval to sell the Approval Properties. Accordingly, upon prior written notice from Buyer to Seller, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, the Non- Approval Properties expressly set forth in Buyer’s written notice (the “Initial Sale Properties”) for the aggregate Purchase Price (as defined in Section 2 below) allocated to the Initial Sale Properties, on or before the date that is fifteen (15) days after the date of Seller’s receipt of Buyer’s written notice (the “Initial Closing Date”), unless otherwise mutually agreed in writing by Buyer and Seller, on the terms and conditions set forth in this Agreement. Seller shall have a continuing obligation to sell the remaining Properties (Approval Properties and Non-Approval Properties) to Buyer, and Buyer shall have a continuing obligation to purchase from Seller the remaining Properties, subject to the following and in accordance with the terms and conditions set forth in this Agreement: (i) Seller shall use its best efforts to receive the Approval to sell the Approval Properties on or before May 15, 2016 (the “Approval Deadline”). (ii) In the event that Seller has not obtained Approval by the Approval Deadline then such deadline shall be extended to June 30, 2016 (the “Final Approval Deadline”). If Seller has not received the Approval to sell the Approval Properties on or before the Final Approval Deadline, then the parties may, by mutual written amendment, extent the Final Approval Deadline an additional thirty (30) days (the “Extended Final Approval Deadline”). In the event that the Approval is not obtained by the Final Approval Deadline, or if applicable the Extended Final Approval Deadline, this Agreement shall automatically terminate without any further action by Buyer or Seller, in which event, (i) the Deposit shall be refunded to Purchaser, (ii) Seller shall pay to Buyer as a break-up fee the sum of Two Million Four Hundred Sixty-Three Thousand Fifty-Six and 00/100 Dollars ($2,463,056.00) (the “Break-Up Fee”) no later than fifteen (15) business days after the date that this Agreement is terminated, which obligation shall survive termination of this Agreement, and (iii) the Parties shall have no further rights or obligations under this Agreement except for those that are expressly provided in this Agreement to survive the termination hereof. (iii) The payment of the Break-Up Fee by Seller to Buyer shall be deemed to be liquidated damages for Seller’s failure to obtain the Approval as set forth herein. The Parties agree that it would be impracticable and extremely difficult to ascertain the actual damages suffered by Buyer as a result of Seller’s failure to obtain the Approval and complete the sale of all of the Properties pursuant to this Agreement, and that under the circumstances existing as of the date of this Agreement, the liquidated damages provided for in this Section represent a reasonable estimate of the damages that Buyer will incur as a result of such failure. The Parties acknowledge that the payment of such liquidated damages is not intended as a forfeiture or penalty under any legal or equitable theory, but is intended to constitute liquidated damages to Buyer. 2. PURCHASE PRICE. Buyer, in consideration of the covenants and agreements of Seller, hereby agrees to pay to Seller the sum of One Hundred Ninety-Three Million Six Hundred Ten Thousand and 00/100 Dollars ($193,610,000.00) (the “Purchase Price”), allocated

-7- 51206446.7 to each Property as set forth on Schedule 2 attached hereto, in cash, to be paid in immediately- available funds by wire transfer at Closing (as hereinafter defined) payable as follows: a. by cash or immediately available funds, or by check subject to collection, to the order of Stewart Title Company (referred to herein as “Escrow Agent” or “Title Company”) located at Commercial Services, 10 S. Riverside Plaza, Suite 1450, Chicago, Illinois 60606, in the amount of One Million Six Hundred Eighty-Two Thousand Eight Hundred Twenty-One and 00/100 ($1,682,821.00) (the “Deposit”), upon the execution and delivery of this Agreement by Buyer to Seller to be held in accordance with the terms of this Agreement and Escrow Agent’s standard escrow instructions. The Deposit shall be non-refundable upon the expiration of the Due Diligence Period (as hereinafter defined) except as expressly provided in this Agreement; and b. by federal wire transfer of immediately available funds for the balance of the Purchase Price, subject to adjustment as hereinafter provided, on the Closing Date. 3. BUYER’S INSPECTION AND REVIEW RIGHTS. a. Prior to the execution and delivery hereof, Seller has delivered to Buyer the following documents relating to the Property to the extent in Seller’s possession or control, or to the extent Seller is responsible for delivering under this Agreement: i. copies of the Third Party Leases as amended, together with any related memoranda of lease; ii. copies of the Title Reports (as defined in Paragraph 13(b) below, underlying title-related documents, zoning reports, certificates of occupancy and current surveys or survey updates; iii. copies of the most recent environmental reports relating to the Property to the extent in Seller’s possession; iv. copies of existing property and liability insurance policies, if any, to the extent in Seller’s possession; v. copies of the operating statements for the Property for the current year-to-date and the previous year; vi. a copy of the operating budget for the current year, together with copies of the operating budget and reconciliations for the previous year; vii. a current rent roll for the Property (the “Rent Roll”); viii. copies of all service contracts (including property management agreements) that will be binding on Buyer and/or affect the Property after Closing; and

-8- 51206446.7 ix. copies of all governmental permits and licenses necessary for the ownership, construction/renovation and operation of the Property, including, but not limited to, building plans, building permits, occupational licenses and business operating permits, to the extent in Seller’s possession. All of the above-listed documents are hereinafter collectively referred to as the “Inspection Documents.” b. Buyer hereby waives all due diligence activities and related rights and obligations as described in this Agreement regarding all of the Properties with the exception of those items described on the attached Schedule 3 ( “Due Diligence Items”). For the purposes of this Agreement “Due Diligence Period” shall mean the period from the Effective Date to the close of business on the date that is three (3) business days prior to the Initial Closing Date or the Closing Date, as the case may be, for further review, inquiries, examinations and inspections of the Inspection Documents and to enter upon the Property to inspect the physical condition of the same, as it shall deem necessary, with respect to the Due Diligence Items; provided, however, that (i) any such inspection shall be subject to the rights of Tenant and shall not interfere with the conduct of business at the Property, (ii) any such inspection or related activities shall not damage the Property, (iii) Buyer shall indemnify and hold Seller harmless from and against: any and all claims or damages resulting from activities of Buyer (or its agents, employees, consultants or representatives) on the Property and Buyer shall, and shall cause its third-party consultants to, insure against the same and provide evidence thereof to Seller before undertaking any physical inspection of the Property, (iv) Buyer shall promptly repair any and all damage caused in whole or in part, by Buyer (or its agents, employees, consultants or representatives) and return the Property to the condition prior to such damage, and (v) Buyer shall give Seller reasonable prior written notice before entering the Property (or any portion thereof) and Seller may have a representative present during any such inspections. Prior to the expiration of the Due Diligence Period, Buyer may, in its sole discretion, remove any of the Properties related to the Due Diligence Items from the Properties to be purchased according to this Agreement, for any reason or no reason at all, and the Escrow Agent shall promptly return the pro-rata portion of the Deposit plus accrued interest to Buyer. The provisions of this subparagraph (b) shall survive the Closing or early termination of this Agreement. c. In the event that Buyer does not remove any of the Properties related to the Due Diligence Items during the Due Diligence Period then Buyer shall be deemed to have reviewed and accepted the Due Diligence Items, the Inspection Document and completed its investigation of all Properties, the Third Party Leases and all other matters relating to the Property. d. Obligations of the Seller. Buyer acknowledges the existence of the obligations of the Seller under the Third Party Leases and, provided that the transactions contemplated by this Agreement (the “Transaction”) close in accordance with the terms of this Agreement, agrees to accept the Property subject to all the terms and conditions contained in the Third Party Leases and to assume all of Seller’s obligations under the Third Party Leases from and after the Closing Date. To the extent there are any leasing

-9- 51206446.7 commissions, tenant improvement allowances, construction-related obligations or any other concessions outstanding as of the Closing, Seller shall make such payment(s) in the form of a credit(s) against the Purchase Price in favor of Buyer. e. Tenant Estoppels. Seller shall use commercially reasonable efforts to obtain and deliver to Buyer prior to Closing a written estoppel certificate from all tenants under the Third Party Leases for premises consisting of 5,000 square feet or greater, and all tenants under the Third Party Leases with five (5) years or greater remaining in the lease term, in the form as required pursuant to the terms of the Third Party Leases or such other customary and reasonable form. f. New Leases. From and after the Effective Date, all leases not currently listed as Third Party Leases (“New Leases”) that have been presented to Buyer by Seller and have been approved by Buyer, related to any of the Properties, whether executed or not executed as of the Effective Date, shall be the responsibility of Buyer. Such responsibility for such New Leases shall include, but is not limited to, payment of all costs, such as funding of tenant improvements, payment of any sales commissions, and similar items. Notwithstanding the foregoing, Buyer’s obligations for New Leases shall not apply to the Property described as Springwoods Medical Condominium in item 11 on Exhibit A. 4. DEED. Prior to Closing, Seller agrees to deposit in escrow one special warranty deed (the “Deed”), substantially in the form attached hereto as Exhibit E, conveying title to the Land and the Improvements to Buyer, subject only to the Permitted Exceptions (as defined in Paragraph 12 herein). 5. CLOSING. The consummation of the transfer by Seller to Buyer (the “Closing”) of the Initial Sale Properties shall take place through escrow at the offices of Escrow Agent on the Initial Closing Date. The Closing of the remaining Properties shall take place through escrow at the offices of Escrow Agent on the date that is five (5) business days after Seller’s receipt of the Approval (the “Closing Date”); provided, however, that if all conditions to Closing have been satisfied, but the wired Purchase Price is delayed beyond close of business on the Closing Date, the Closing shall occur on the immediately following business day and Seller shall receive the benefit of prorated rent incurred in connection with such delay; provided further that no such delay shall occur more than once. TIME BEING OF THE ESSENCE WITH RESPECT TO THE CLOSING DATE. 6. CLOSING DOCUMENTS. a. At Closing, Seller shall deliver to Escrow Agent the following: i. the Deed, duly executed and acknowledged; ii. four (4) executed duplicate originals of the Space Lease; iii. four (4) executed duplicate originals of an assignment and assumption of lease for the Third Party Leases in the form attached hereto as Exhibit F;

-10- 51206446.7 iv. a certification in a form reasonably acceptable to Buyer, that Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended; v. such documents as the Title Company may reasonably request to evidence Seller’s good standing and authority to do business in the State of location of the Property as described on Schedule 1, and authority to execute and perform under this Agreement; vi. to the extent in Seller’s possession, original counterparts of the Third Party Leases, and any related memorandum of lease; vii. notice to tenants notifying tenants under the Third Party Leases of the Transaction in the form annexed hereto as Exhibit G; viii. an executed closing statement, in a form reasonably acceptable to Buyer; ix. a standard form seller title affidavit reasonably acceptable to Seller as necessary for the title company’s issuance of Buyer’s owner’s title policy; x. A bill of sale; quitclaim in nature and without warranty other than as to title, conveying and assigning to Buyer Seller’s right, title and interest, in the Personal Property, if any; free and clear of any liens or encumbrances except the Permitted Exceptions; and xi. all other documents reasonably necessary to effectuate the transaction. b. At closing, Buyer shall deliver to Escrow Agent the following: i. the balance of the Purchase Price (pursuant to the terms of Paragraph 1 hereof); ii. four (4) executed duplicate originals of an assignment and assumption of the lease for the Third Party Leases in the form attached hereto as Exhibit F; iii. authorization acceptable to Escrow Agent to release the Deposit to Seller; iv. documents in recordable form to complete and amend according to applicable state statutes the condominium regimes for the Jewish OCC Condominium described in item 2 on Exhibit A, and Springwoods Medical Condominium described in item 11 on Exhibit A; and

-11- 51206446.7 v. such other documents described in this Agreement to be executed by Buyer and such other documents and papers which may be reasonably necessary to the consummation of the Transaction. 7. CONDITIONS PRECEDENT TO BUYER’S OBLIGATIONS REGARDING CLOSING. In addition to any other conditions set forth in this Agreement, Buyer’s obligation to consummate the Transaction is contingent upon the following conditions, any of which may be waived by Buyer: a. with the exception of de minimis changes required to make corrections in the Third Party Leases (which shall not increase Buyer’s liabilities, or reduce Buyer’s rights thereunder) or to change the address of a party, there shall have been no material changes in the Third Party Leases; b. Seller’s representations and warranties in this Agreement shall be true and correct in all material respects as of the Closing; c. Seller shall have performed its obligations under this Agreement and delivered to Buyer all of the documents described in Paragraph 6(a) of this Agreement; and d. There shall have been no material change in the condition of the Property from the expiration of the Due Diligence Period until the Closing Date (normal wear and tear, casualty and condemnation excepted). 8. CONDITIONS PRECEDENT TO SELLER’S OBLIGATION REGARDING CLOSING. In addition to any other conditions set forth in this Agreement, Seller’s obligation to consummate the Transaction is contingent upon the following conditions, any of which may be waived by Buyer: a. Buyer’s representations and warranties in this Agreement shall be true and correct in all material respects as of the Closing; and b. Buyer shall have performed its obligations under this Agreement and delivered to Seller all of the items and documents described in Paragraph 6(b) of this Agreement. 9. CLOSING COSTS AND PRORATIONS. a. Closing Costs. Buyer shall pay the premium for Buyer’s owner’s policy of title insurance for the Property. Escrow fees payable to Escrow Agent shall be payable by Buyer. Buyer shall be responsible for the cost of any endorsements or extended coverage in connection with its owner’s policy of title insurance. All charges and expenses relating to any loan secured by the Improvements obtained by Buyer (including, any lender policy of title insurance) shall be payable by Buyer. Seller shall pay for any transfer taxes relating to the transfer of the Property and the recordation of the Deed. Seller, at its cost, shall provide a survey of the Land, to be delivered to Buyer no later than commencement of the Due Diligence Period. All other charges and expenses

-12- 51206446.7 relating to the Transaction, except as otherwise expressly set forth in this Paragraph 9(a), including but not limited to, Buyer’s diligence costs, shall be payable by Buyer. Each party shall pay its own legal expenses and attorneys’ fees. b. Proration. Base Rent and Additional Rent (as defined in the Third Party Leases) due under the Third Party Leases shall be apportioned as, of 11:59 p.m. on the Closing Date. If Additional Rent is estimated as of the Closing Date, Buyer and Seller agree to a “true up” based on actual Additional Rent figures, and a final proration thereof, pursuant to Paragraph 9(e) below. c. Capital Expenditures; Tenant Improvement Allowances. i. Buyer and Seller acknowledge and agree that Buyer shall receive certain credits against the Purchase Price as listed on Schedule 6 that shall be used by Buyer to perform certain deferred maintenance and/or other capital improvements at certain Properties after Closing (the “Cap Ex Credits”). Prior to Closing, Buyer and Seller shall mutually agree on an allocation of the Cap Ex Credits to the capital improvements at the Properties, to the extent the Cap Ex Credits do not apply to a specific Property as listed on Schedule 6, and Buyer and Seller shall mutually agree upon a schedule for the performance of all such capital improvements. ii. Buyer and Seller acknowledge and agree that Buyer shall receive certain other credits against the Purchase Price with respect to certain Properties as listed on Schedule 6 as “Lease Adjustment Credits.” iii. Buyer and Seller acknowledge and agree that each of the Space Leases entered into by Buyer and Seller shall include a tenant improvement allowance of Four and 00/100 Dollars ($4.00) per rentable square foot of space leased by Seller, which for the six hundred fifty-two thousand one hundred forty- four (652,144) of rentable square feet of space in the Properties is the aggregate sum of Two Million Six Hundred Eight Thousand Five Hundred Seventy-Six and 00/100 Dollars ($2,608,576.00). iv. Buyer and Seller acknowledge and agree that Buyer has agreed to perform and/or pay for certain additional tenant improvement work at the following Properties in the following amounts: (a) St. Joseph Office Park Condominiums (Item 3, Exhibit A): Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00); and (b) Springwoods Medical Condominium (Item 11, Exhibit A): One Million Four Hundred Three Thousand and 00/100 Dollars ($1,403,000.00). d. Real Estate Taxes. If a Property is not tax-exempt, all general real estate and personal property taxes shall be prorated through the day before the Closing based on the taxes for the year that the Closing is in, if known, otherwise on the prior year’s taxes.

-13- 51206446.7 Seller shall be responsible for all real estate taxes through the day prior to the Closing. In the event taxes are prorated on the prior year’s taxes, the parties agree to reprorate taxes when the taxes for the current year are known, and the parties agree to make such payment between themselves to effectuate such reproration. Assessments of any kind (general, special or otherwise) levied or to be levied, if any, for work on site actually commenced or announced (by either a private individual or entity or a governmental entity) prior to Closing shall be prorated at Closing. All other assessments shall be paid by Buyer if this transaction is consummated. e. Utility Charges. All utility charges, including, but not limited to, sewer, water, electricity, gas, telephone and other private and municipal charges (collectively “Utility Charges”) shall be prorated through the day before the Closing. Seller shall be responsible for obtaining all necessary billing information for the Utility Charges in order to accurately reflect the same on the Closing Statement. f. Reconciliation. Within one hundred eighty (180) days after Closing, Buyer and Seller shall reconcile all of the foregoing payments and prorations based on actual bills or invoices received after the Closing, but only if the prorations or payments were based on an estimate and not actual current bills or invoices. Any party owing to the other party any amount ascertained by the required reconciliations shall promptly, but in no event later than fifteen (15) business days after the date of the applicable reconciliation, pay the other party such amount. The obligations set forth in this Paragraph 9(e) shall survive Closing. 10. REPRESENTATIONS AND WARRANTIES OF SELLER. Each Seller represents and warrants to, and covenants with, Buyer with respect to its respective Property that: a. Seller is duly organized, validly existing and in good standing under the laws of the State of location of the Properties as described on Exhibit A, and qualified to do business in, and in good standing under the laws of the state in which the Property is located; b. Seller has the right, power and authority to enter into this Agreement and to consummate the Transaction; c. the execution by Seller of this Agreement and consummation of the Transaction does not, and as of the Closing will not, result in the breach of any of the terms and provisions of, or constitute a default under any document to which Seller is a party; d. Seller is not the subject of or a party to any state or federal bankruptcy or insolvency proceeding; e. there are no pending or, to Seller’s knowledge, threatened or contemplated actions, suits, proceedings, arbitrations, claims or governmental investigations which affect, or may affect, the Seller or the Property,

-14- 51206446.7 f. except as may be required under the Third Party Leases and this Agreement, prior to Closing, Seller shall not enter into any agreement to create or permit the creating of any easements or other encumbrances which may affect the Land or Improvements; g. to Seller’s actual knowledge, no condemnation proceedings, eminent domain proceedings or similar actions or proceedings are now pending against the Property; h. to the Seller’s actual knowledge, without investigation, (a) no Hazardous Materials (as defined in Paragraph 16 below) are located on, under or about the Property, (b) Seller has not received any request for information, notice, demand letter, administrative inquiry or formal or informal complaint or claim from or by any public or private agency or entity concerning any release or discharge of any Hazardous Materials on, under, about or off of the Property or any alleged violation of any Environmental Laws (as defined in Paragraph 16 below) involving the Property or any property owned by Seller in the vicinity of the Property, (c) no litigation is pending or threatened with respect to the Property concerning any Hazardous Materials or any Environmental Laws, and (d) no lien has been imposed or, to Seller’s actual knowledge, without investigation, threatened to be imposed against the Property by any governmental agency or entity in connection with the presence of Hazardous Materials or violation of any Environmental Laws on or off the Property. i. There are no existing leases, whether oral or written, agreements of sale, options, rights of first refusal, rights of first offer, tenancies, licenses or any other claims to possession or use affecting the Property, except for the Third Party Leases. Each of the Third Party Leases is valid and in full force and effect, and has not been further amended, modified or supplemented; and the tenants thereunder are in actual possession in the normal course and the tenants are not in default thereunder. No tenant has asserted any claim of which Seller has notice which would in any way affect the collection of rent from such tenant, and no written notice of default or breach on the part of the landlord under any of the Third Party Leases has been received by Seller or its agents from the tenants thereunder. All painting, repairs, alterations and other work required to be performed thereunder, have been or will, prior to Closing, be fully performed and paid for in full by Seller. j. Except for the New Leases as described in section 3.f of this Agreement, the rents set forth in Rent Roll are the actual rents, income and charges presently being collected by Seller. No tenant under any of the Third Party Leases is entitled to any concessions, allowances, rebates or refunds or has prepaid any rents or other charges for more than the current month. No security deposits have been paid by any tenants which have not heretofore been returned, except as set forth in Rent Roll, which Seller shall pay to Buyer as a credit against the Purchase Price. No brokerage or leasing commissions or other compensation is or will be due or payable to any person, firm, corporation or other entity with respect to or on account of any of the Third Party Leases.

-15- 51206446.7 k. To Seller’s actual knowledge, the Property is in full compliance with all federal, state, county, municipal or other government standards, laws, ordinances, statutes, regulations and requirements, and all applicable private restrictions, covenants, rules, standards and requirements. l. To Seller’s actual knowledge, there are no management, employment, service, equipment, supply, maintenance, water, sewer or other utility or concession agreements or agreements with municipalities (including improvement or development escrows or bonds) with respect to or affecting the Property which will burden the Property or Buyer after Closing in any manner whatsoever, except for instruments of record. m. Seller is not a “foreign person” as defined in Section 1445(f)(3) of the Internal Revenue Code; n. this Agreement is a valid and legally binding obligation of Seller, enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally, and except as enforcement is subject to the laws of equity; o. the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby do not and will not require any consent, approval, authorization or other action by, or declaration, filing or registration with, or notification to, any governmental agencies or bodies; and p. Seller shall cooperate with Buyer, after closings and for a period of six (6) months following the expiration of the Survival Period, to resolve any discrepancies related to the Third Party Leases, transitioning of services to the Properties, assignments and amendments to service contracts, and similar items to carry out the intent and purposes of this Agreement. For the purposes of this Agreement the term “to Seller’s actual knowledge” and items or facts “known” and “unknown” by Seller and similar terms, shall be limited to the current actual knowledge of the individuals in their respective capacities for the Seller entities as specified indicated on the attached Schedule 5, (collectively, the “Seller Knowledge Party”). The knowledge of others shall not be imputed to the Seller Knowledge Party. No other investigation, review or inquiry of any persons, or other action shall be required of the Seller Knowledge Party. The parties hereby agree that recourse under this Agreement is limited to Seller and no claim will be made against any individual Seller Knowledge Party personally or in their capacity as the Seller Knowledge Party. The representations and warranties contained in this Paragraph 10 shall survive the Closing for a period of twelve (12) months following the Closing (the “Survival Period”). Buyer will have no right to bring a claim for a breach of any of the foregoing representations and warranties unless Buyer discovers such breach within the Survival Period and delivers written notice of such claim to the respective Seller, if at all, prior to expiration of the Survival Period.

-16- 51206446.7 If Buyer fails to discover such breach prior to the expiration of the Survival Period or fails to deliver written notice of such claim to the respective Seller prior to expiration of the Survival Period, Buyer will be deemed to have waived any and all rights and remedies with respect to any such representation or warranty or any breach thereof. Notwithstanding any other provision of this Contract to the contrary, Buyer may not make any claim against any Seller for a breach of a representation or warranty by such Seller unless the damage to Buyer resulting from such breach exceeds Twenty-Five Thousand and No/100 Dollars ($25,000.00), and the maximum liability of any Seller for breaches of representations and warranties hereunder with respect to such Seller’s Property will be the greater of: (i) one percent (1%) of the Price allocated to such Property, or (ii) Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00), unless the breach is due to the fraud or intentional misrepresentation of such Seller or relates to a breach of a representation or warranty about an environmental matter by such Seller. 11. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants to Seller, that: a. Buyer is duly organized, validly existing and in good standing under the laws of the State of Delaware and qualified to do business in, and in good standing under the laws of the state in which the Property is located; b. Buyer has the right, power and authority to enter into this Agreement and to consummate the Transaction; c. this Agreement is a valid and legally binding obligation of Buyer, enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally, and except as enforcement is subject to the laws of equity; d. the execution by Buyer of this Agreement and consummation of the Transaction does not, and, as of the Closing, will not, result in the breach of any of the terms and provisions of, or constitute a default under any document to which Buyer is a party; e. there are no pending or, to Buyer’s knowledge, threatened or contemplated actions, suits, proceedings, arbitrations, claims or governmental investigations which affect, or may affect, the ability of the Buyer to consummate the Transaction contemplated hereby; f. the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby do not and will not require any consent, approval, authorization or other action by, or declaration, filing or registration with, or notification to, any governmental agencies or bodies; g. Buyer and its affiliates are sophisticated enterprises, actively engaged in the business of owning, operating and managing real estate and have made their own investigation of the Property, and Buyer acknowledges and agrees that (i) it has made its own inquiry and investigation into, and based thereon, has formed an independent

-17- 51206446.7 judgment concerning the Property, (ii) it has been furnished with or been given adequate access to such information about the Property, as it has requested, and (iii) it will not assert any claim against Seller or any direct or indirect owner thereof or any of their respective directors, officers, agents, members, affiliates, consultants, counsel, accountants, investment bankers or representatives, or hold Seller or any such persons liable, for any inaccuracies, misstatements or omissions with respect to information furnished by or for Seller, including, without limitation any information in any materials previously delivered to Buyer or any affiliate thereof, or any agent or representative of Buyer or any of such affiliates; and h. Buyer shall cooperate with Seller, after closings and for a period of six (6) months following the expiration of the Survival Period, to resolve any discrepancies related to the Third Party Leases, transitioning of services to the Properties, assignments and amendments to service contracts, and similar items to carry out the intent and purposes of this Agreement. The representations and warranties contained in this Paragraph 11 shall survive the Closing for the Survival Period. Seller will have no right to bring a claim for a breach of any of the foregoing representations and warranties unless Seller discovers such breach within the Survival Period and delivers written notice of such claim to Buyer, if at all, prior to expiration of the Survival Period. If Seller fails to discover such breach prior to the expiration of the Survival Period or fails to deliver written notice of such claim to Buyer prior to expiration of the Survival Period, Seller will be deemed to have waived any and all rights and remedies with respect to any such representation or warranty or any breach thereof. Notwithstanding any other provision of this Contract to the contrary, Seller may not make any claim against Buyer for a breach of a representation or warranty by Buyer unless the damage to Seller resulting from such breach exceeds Twenty-Five Thousand and No/100 Dollars ($25,000.00), and the maximum liability of Buyer for breaches of representations and warranties hereunder shall be the amount of the Deposit allocated to the Properties in proportion to each Property’s Purchase Price. 12. INTENTIONALLY OMITTED. 13. TITLE TO THE LAND AND THE IMPROVEMENTS. a. It shall be a condition precedent to Buyer’s obligation to Close hereunder (although not a covenant by or obligation of Seller) that title to the Property shall be subject to only the Permitted Exceptions (as hereinafter defined). Seller shall have no obligation with respect to any title matters, provided, however, that Seller shall cause to be removed or endorsed against to Buyer’s reasonable satisfaction (i) any mortgages or trust deeds which were executed by Seller and are not to be assumed by Buyer, and (ii) any mechanics or materialmens liens arising Seller’s activities and ownership of the Improvements (collectively, “Monetary Liens”). b. As of the Effective Date, (i) Seller has provided to Buyer a title commitment with respect to the Property (the “Title Report”) from the Title Company, (ii) Buyer has reviewed the Title Report with respect to all liens, encumbrances or other title exceptions which do not constitute Permitted Exceptions hereunder (each, an

-18- 51206446.7 “Exception”), and (iii) Buyer has delivered notice to Seller objecting to any of the Exceptions and any matters disclosed by a current survey (the “Survey”) prepared by a licensed surveyor qualified to do business in the state where the Property is located, and at Seller’s expense (collectively, the “Objections”). The Survey shall be in a form sufficient to permit the Title Company to remove the standard exception(s) related to survey. If Buyer has not delivered any Objections as of the Effective Date, Buyer shall be deemed to have waived its right to object to any Exceptions and the Survey (and the same shall be deemed Permitted Exceptions). c. Seller shall have until the Initial Closing Date or the Closing Date, as the case may be, to give Buyer: (i) notice that Seller will remove such Objections on or before the Initial Closing Date or the Closing Date, as the case may be; or (ii) notice that Seller elects not to cause such Objections to be removed. Seller’s failure to give any such notice shall be deemed an election by Seller under clause (ii). d. If Seller does not agree (or is deemed not to have agreed) to remove such Objections, then unless the same are waived by Buyer, Buyer may (i) accept the Property subject to such Objections without abatement of the Purchase Price, in which event such Objections shall be deemed to be, for all purposes, Permitted Exceptions, and Buyer shall close hereunder notwithstanding the existence of same, and Seller shall have no obligation or liability, whatsoever with respect to Seller’s failure to cause such Objections to be eliminated, or (ii) terminate this Agreement by notice given to Seller on or before the expiration of the Initial Closing Date or the Closing Date, as the case may be, and upon such notice the Deposit and all accrued interest shall be returned to Buyer and neither party hereto shall have any further rights or obligations hereunder other than those which are expressly provided to survive the termination hereof. If Buyer shall fail to deliver the termination notice described in clause (ii) above, Buyer shall be irrevocably deemed to have made the election under clause (i) above and shall have waived all Objections. e. As used herein, “Permitted Exceptions” means each of the following: (i) current real property taxes and assessments with respect to the Property, which are a lien for the taxable year in which the Closing occurs, and which are not due on or before the Closing Date; (ii) the standard pre-printed exclusions from coverage contained in the most current form of owner’s title policy ordered by Seller in connection with the Property; (iii) any law, statute, code, ordinance, rule, regulation, restriction, requirement, writ, injunction, decree, order or demand of any governmental authority; (iv) rights of the tenant(s) or any subtenant(s) according to the Third Party Leases, (v) easements for utilities, access and roadways serving the Improvements, and (vi) such matters approved or waived by Buyer pursuant to this Paragraph 13. 14. RISK OF LOSS. In the event the Property is damaged or destroyed prior to Closing, the parties’ rights and obligations shall be as follows: a. If the Repair Cost (as hereinafter defined) is $1,000,000.00 or less, then Buyer shall accept the Property at Closing subject to such damage or destruction and Buyer shall be entitled to any insurance proceeds actually received therefrom, and there

-19- 51206446.7 shall be no abatement or reduction or the Purchase Price. As used herein, the term “Repair Cost” means an estimate of the actual cost to repair the damage attributable to such damage or destruction and obtained by Seller, and agreed to in writing by Tenant, within thirty (30) days following the event of damage or destruction from a reputable, licensed independent contractor selected by Seller and licensed to do business in the State in which the Property is located. b. If the Repair Cost exceeds $1,000,000.00, then Buyer shall have the right to terminate this Agreement exercisable only by giving written notice to Seller of such election within thirty (30) days after the determination of the Repair Cost. If Buyer duly exercises such termination right, the Deposit shall be returned to Buyer with all accrued interest thereon. If Buyer does not exercise its termination right, then Buyer shall be deemed to have accepted the Property at Closing subject to such damage or destruction, and the Closing shall occur as set forth herein, and Buyer shall be entitled to all insurance proceeds actually received by Seller as a result of such damage or destruction and there shall be no abatement, or reduction or the Purchase Price. c. If the Closing Date would otherwise occur during a time period described in this Paragraph 14, then the Closing Date shall be extended to a date which is ten (10) days following the expiration of such time period. 15. EMINENT DOMAIN. If any condemnation proceeding is commenced or threatened against any of the Property, which (1) materially adversely affects the use of the Property, (2) affects access to the Property, or (3) allows the Tenant to terminate the lease under the terms of the Lease, then Buyer at its option may terminate this Agreement by written notice to Seller delivered no later than ten (10) days following Seller’s notice to Buyer of such taking and confirmation of Tenant’s action pursuant to such taking. If Buyer elects to terminate this Agreement pursuant to this Paragraph 15, the Deposit shall be returned to Buyer with all accrued interest thereon. If Buyer does not terminate this Agreement as provided herein, Buyer shall be deemed to have elected to proceed with the transactions described herein, the Closing shall occur as set forth herein and Seller shall assign to Buyer Seller’s right to any condemnation awards. 16. NO OTHER REPRESENTATIONS. Except for the representations and warranties of Seller expressly stated in this Agreement, it is expressly agreed that Buyer shall accept the Improvements, in present condition, “AS IS”, “WHERE IS” and “WITH ALL FAULTS”, subject to all patent and latent defects and faults, if any, with no representation or warranty by Seller as to the fitness, suitability, merchantability, habitability, or usability, including but not limited to, (i) the quality or condition of the Improvements and the Land, including without limitation, the water, soil and geology, (ii) any construction defects, errors, omissions or on account of any other conditions affecting the Land or Improvements, (iii) the manner of operating the Land or Improvements and the expenses related thereto, (iv) the compliance of the Land or Improvements with any laws, rules, ordinances or regulations of any governmental body, and (v) the nature and extent of any recorded servitudes, rights-of-way, leases, possession, liens, encumbrances, licenses, reservations, conditions or otherwise. Except for the representations and warranties of Seller expressly set forth in this Agreement and except as otherwise expressly provided in this Agreement, Buyer acknowledges that it is not relying upon any representation, warranty, statement or other assertion with respect to the condition of

-20- 51206446.7 the Land or Improvements made by Seller, and Buyer accepts the Improvements under the express understanding that there are no express or implied warranties made by Seller with respect to the condition or value of the Improvements. Buyer declares that it is experienced in the ownership and operation of properties similar to the Improvements and therefore acknowledges, except for Buyer’s reliance on the representations and warranties of Seller in this Agreement, that it will rely solely on its own investigation and examination of the Improvements, which it is qualified to make, and not on any information provided or to be provided by Seller. Except as otherwise expressly stated at Paragraph 10 above, Seller makes no representation as to any environmental matters relating to the Land or Improvements including, without limitation, soil conditions, Buyer being given a right of inspection to satisfy itself as to whether or not there are Hazardous Materials (as hereinafter defined) on or in the Land or Improvements (or any portion thereof) that would cause either state or federal agencies to order a cleanup of the Land or Improvements (or any portion thereof) under any Environmental Law. As used herein, the term “Environmental Law” shall mean and include the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601, et seq., Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901, et seq., and all other similar and future federal, state and municipal statutes, rules, regulations and ordinances governing the environment or generation, disposal or storage of any Hazardous Materials, all amended from time to time and all rules and regulations promulgated thereunder. The term “Hazardous Material” shall mean and include asbestos, polychlorinated biphenyls, petroleum products and any other hazardous or toxic materials, wastes, and substances that are defined as such in the Environmental Law. Except for claims relating to breaches of the representations and warranties of Seller expressly set forth in this Agreement and for claims relating to fraud or intentional misrepresentation by Seller, Buyer hereby waives and releases Seller of and from any claims, direct or indirect, known or unknown, foreseen or unforeseen, that Buyer now has or that may arise in the future on account of or in any way growing out of or connection with the economic, physical or environmental condition of the Land or Improvements (or any portion thereof), or any Environmental Law or applicable regulation. Notwithstanding the foregoing, in no event shall Buyer assume or be deemed to assume any liabilities of Seller arising out of or relating to the actions or inactions of Seller prior to the Closing Date. 17. NO ATTORNEY-CLIENT RELATIONSHIP/NO TAX ADVICE. BUYER ACKNOWLEDGES THAT SELLER HAS NOT HELD ITSELF OUT AS ENGAGED IN THE PRACTICE OF LAW OR ACCOUNTING AND HAS NOT ESTABLISHED, DIRECTLY OR INDIRECTLY, AN ATTORNEY-CLIENT OR ACCOUNTANT-CLIENT RELATIONSHIP WITH SELLER, OR ANY OF SELLER’S OFFICERS, DIRECTORS, MANAGERS, AGENTS, EMPLOYEES OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, SELLER’S LEGAL COUNSEL) (COLLECTIVELY, “SELLER’S PARTIES”), IT IS UNDERSTOOD AND AGREED THAT ANY REPRESENTATIONS OR STATEMENTS MADE BY SELLER OR ANY OF SELLER’S PARTIES REGARDING LEGAL OR TAX CONSEQUENCES MAY NOT BE USED OR RELIED UPON BY BUYER. BUYER REPRESENTS THAT IT HAS EITHER OBTAINED LEGAL COUNSEL AND TAX ADVICE PRIOR TO ENTERING INTO THIS AGREEMENT OR IT HAS ITSELF DEEMED IT UNNECESSARY TO SEEK SUCH ADVICE. SELLER SHALL NOT BE HELD RESPONSIBLE FOR ANY FAILURE OF BUYER TO SEEK AND OBTAIN LEGAL AND TAX ADVICE.

-21- 51206446.7 18. NOTICES. Any notice or delivery required or permitted to be given or made by or on behalf of either party to the other shall be in writing and given, by mailing such notice by registered or certified mail, return receipt requested, or by nationally recognized overnight courier, addressed to the other party as follows: If to Seller: Catholic Health Initiatives 198 Inverness Drive West Englewood, Colorado 80122 Attention: Corporate Real Estate Dept. Fax No.: (___)______________ With copies to: Catholic Health Initiatives 198 Inverness Drive West Englewood, Colorado 80122 Attention: General Counsel Fax No.: (___)______________ To Buyer: Physicians Realty L.P. 309 North Water Street, Suite 500 Milwaukee, WI 53202 Attention: John T. Thomas, President and CEP Fax No.: (414) 249-4720 With copies to: Physicians Realty L.P. 309 North Water Street, Suite 500 Milwaukee, WI 53202 Attention: Bradley D. Page, General Counsel Fax No.: (414) 249-4720 19. BROKER’S FEES. Seller and Buyer represent and warrant each to the other that they have not dealt with any broker or realtor in connection with the Transaction other than CBRE| U.S. Healthcare Capital Markets (“Broker”). Seller shall be responsible for paying Broker by separate agreement if and when the transaction closes. In the event of a breach of the foregoing warranties, the breaching party agrees to save, defend, indemnify and hold harmless the non-breaching party from and against any claims, losses, damages, liabilities and expenses, including but not limited to reasonable attorneys’ fees. 20. BINDING AGREEMENT. This Agreement shall be binding upon the parties hereto and their respective heirs, devisees, executors, administrators, successors in interest and permitted assigns. Except as provided in Paragraphs 27 and 28 hereof, Buyer shall not assign its right in this Agreement without first obtaining the written consent of Seller. 21. DEFAULT AND REMEDIES. a. In the event Seller defaults or fails to perform any of the conditions or obligations of Seller under this Agreement, Buyer, as Buyer’s sole and exclusive remedy, shall be entitled to declare this Agreement terminated and receive the return of its Deposit

-22- 51206446.7 plus any actual, out of pocket costs expended by Buyer related to this Agreement. Upon termination and return of Buyer’s Deposit plus actual, out of pocket costs as described in the preceding sentence, the parties shall have no further rights or obligations with respect to this Agreement, other than those which expressly survive the termination of this Agreement. b. In the event that the terms and conditions of this Agreement have been satisfied by Seller and Buyer fails to close on this Agreement within the time limits set forth, Seller, as Seller’s sole and exclusive remedy, shall be entitled to retain the Deposit hereunder as liquidated damages and the parties shall have no further rights or obligations with respect to this Agreement other those which shall survive the termination of this Agreement. Both parties agree in the event of Buyer’s default hereunder, Seller’s damages will be impossible to estimate and that the amount of the Deposit represents a fair estimate of the loss by Seller in such event. 22. ERISA REPRESENTATION. Neither Seller nor Buyer is an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1474, as amended, and neither Seller’s nor Buyer’s assets constitute assets of any such “employee benefit plan” (“plan assets”) as defined in 25 CFR Section 2510.3-101 or other applicable law governing the definition of “plan assets” of such “employee benefit plans”. 23. PARTIAL INVALIDITY. The invalidity of one or more phrases, sentences, clauses or paragraphs contained in this Agreement shall not affect the remaining portions of this Agreement or any part thereof, and in the event that anyone or more of the phrases, sentences, clauses or paragraphs contained in this Agreement should be declared invalid by the final order, decree or judgment of a court of competent jurisdiction, this Agreement shall be construed as if such invalid phrases, sentences, clauses or paragraphs had not been inserted in this Agreement. 24. AUTHORITY COUNTERPARTS. Buyer and Seller each warrant and represent that the person executing this Agreement on its behalf has full authority to do so and that this Agreement constitutes a legal, valid and binding obligation of each of them and that this Agreement is enforceable against each party hereto. This Agreement may be executed in multiple, identical counterparts which, when taken together shall constitute one and the same instrument. 25. GOVERNING LAW. This Agreement shall be interpreted and enforced pursuant to the internal laws of the State where the Property is located. The parties hereby consent to the subject matter jurisdiction, personal jurisdiction and venue of the United States Federal District Court for the district in the State where the Property is located. 26. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties. There are no terms, obligations, covenants or conditions other than contained herein. No modifications or variations of this Agreement shall be valid unless evidenced by an agreement in writing. 27. ASSIGNMENTS. This Agreement shall not be assignable without the consent of the Seller, which may be withheld or granted in its sole discretion; provided, however, nothing

-23- 51206446.7 herein shall prevent Buyer from assigning this Agreement to an entity which is wholly owned or controlled by Buyer. In no event shall any assignment of this Agreement release or discharge Buyer from any liability or obligation hereunder. 28. COOPERATION WITH S-X 3-14 AUDIT. Seller acknowledges that it is Buyer’s intention that the ultimate acquirer of the Property will be affiliated with a publicly registered company (“Registered Company”). Seller further acknowledges that it has been advised that if such acquirer is affiliated with a Registered Company, such Registered Company (and such acquirer) are required to make certain filings with the Securities and Exchange Commission (the “SEC Filings”) that relate to the most recent pre-acquisition fiscal year (the “Audited Year”) and the current fiscal year through the date of acquisition (the “Stub Period”) for the Property. To assist Buyer and Registered Company in preparing the SEC Filings, the Seller covenants and agrees that upon not less than ten (10) business days’ prior written notice, Seller shall provide Buyer and the Registered Company with the following information (to the extent such items are not duplicative of items contained in the Disclosure Materials): (i) access to bank statements for the Audited Year and Stub Period; (ii) rent roll as of the end of the Audited Year and Stub Period; (iii) operating statements for the Audited Year and Stub Period; (iv) access to the general ledger for the Audited Year and Stub Period; (v) cash receipts schedule for each month in the Audited Year and Stub Period; (vi) access to invoice for expenses and capital improvements in the Audited Year and Stub Period; (vii) accounts payable ledger and accrued expense reconciliations; (viii) check register for the 3-months following the Audited Year and Stub Period; (ix) all leases and 5-year lease schedules; (x) copies of all insurance documentation for the Audited Year and Stub Period and (xi) copies of accounts receivable aging as of the end of the Audited Year and Stub Period along with an explanation for all accounts over 30 days past due as of the end of the Audited Year and Stub Period. In addition, Seller may be required to provide to Buyer: (1) a signed representation letter; (2) a signed audit request letter; and (3) a signed audit response letter from Seller’s attorney, all of which shall be in customary and reasonable form and content. 29. CONSTRUCTION. Buyer and Seller agree that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto. If the date on which an event occurs or is required is not on a business day in the State of New York, the date shall be automatically extended to the next business day. 30. ANTI-TERRORISM. Neither Buyer nor Seller, nor any of their affiliates, are in violation of any Anti-Terrorism Law (as hereinafter defined) or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. “Anti- Terrorism Laws” shall mean any laws relating to terrorism or money laundering, including the following: Executive Order No. 13224; the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107- S6, as the same has been, or may hereafter be, renewed, extended, amended or replaced; the applicable laws comprising or implementing the Bank Secrecy Act; and the applicable laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing may from time to time be amended, renewed, extended, or replaced).

-24- 51206446.7 SIGNATURES IMMEDIATELY FOLLOW ON NEXT PAGE

51206446.7 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. SELLER: Catholic Health Initiatives a Colorado nonprofit corporation By:________________________________ Name: Dean Swindle Title: Chief Financial Officer BUYER: Physicians Realty L.P., a Delaware limited partnership By: Physicians Realty Trust, its General Partner By:________________________________ John T. Thomas, President and CEO TO HELP FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO, OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON OR CORPORATION WHO ENTERS INTO A BUSINESS RELATIONSHIP WITH SELLER.

A-1 52848530.2 EXHIBIT A Seller Entities and Addresses 1. Franciscan Health Port Clinic 1930 Port of Tacoma Road Tacoma, Pierce County, Washington Owner: St. Joseph Development Company, Inc. 2. Jewish OCC Condominium 225 Abraham Flexnor Way, Louisville, Jefferson County, Kentucky Units 101,102,103,104, 201, 303 and 502 Owner: Jewish Hospital Healthcare Services, Inc. Units 503, 504, 505 Owner: Jewish Hospital & St. Mary’s HealthCare, Inc. Unit to be created for top 3 floors Owner: KentuckyOne Health, Inc. 3. St. Joseph Office Park Condominiums 1401 Harrodsburg Road Lexington, Fayette County, Kentucky Units: Building A - Unit 1D, Unit 1F, Unit 1G, Unit A200, Unit 2B, Unit 2C, Unit 2D,Unit 2E, Unit 2F, Unit 3A, Unit 3B, Unit 4A, Unit 4B, Unit 4C, Unit 4D, Unit 4F, Unit 5B, Unit 5C, Unit 5D, Unit 5E, Unit 5F, Unit 5G Building B - Unit 0Y, Unit 0Z, Unit 1X, Unit 1Y, Unit 2U, Unit 2V, Unit 2W, Unit 2X, Unit 2Z, Unit 3V, Unit 3W, Unit 3X, Unit 3Y, Unit 3Z, Unit 4W, Unit 4X, Unit 4Y, Unit 4Z Building C - Unit C-1, Unit C-10A, Unit C-10B, Unit C-100, Unit C-200, Unit C-300, Unit C-400 Owner (of all units listed above): CHI Kentucky, Inc. 4. Lexington Surgery Center 1451 Harrodsburg Road Lexington, Fayette County, Kentucky Owner: CHI Kentucky, Inc.

A-2 52848530.2 5. Hot Springs Village Office Building 4419 N. Highway 7 Hot Springs, Garland County, Arkansas Owner: St. Joseph’s Mercy Health System, Inc. 6. Blandford Office Condominium 5 St. Vincent Circle, Little Rock, Pulaski County, Arkansas Units 110 and 220 Owner: St. Vincent Infirmary Medical Center Units 501 and 503 Owner: St. Vincent Foundation 7. Parkview Office Condominium 1 St. Vincent Circle, Little Rock, Pulaski County, Arkansas Units 110 (1,294 sf), 120, 130, 140A Owner: St. Vincent Managed Care Service Units 110 (676 sf), 130A, 150, 340, 360, 430, 450 Owner: St. Vincent Infirmary Medical Center Units 140, 210, 230, 260, 310, 320, Owner: St. Vincent Foundation Unit 220 Owner: St. Vincent Health System Unit 155 Onwer: St. Vincent Medical Building Company [Note: Need confirmation that this is a CHI entity and if this Unit is included in the portfolio] 8. Franciscan Health Service Center and Garage 1149 Market Street Tacoma, Pierce County, Washington Owner: Franciscan Health System – West 9. Fruitland Health Plaza 1118 NW 16th Street Fruitland, Payette County, Idaho Owner: Dominican Sisters of Ontario, Inc.

A-3 52848530.2 10. Springwoods Medical Condominium Address TBD / I 45 and Grand Parkway Springwoods, Harris County, Texas Unit 2 (Floors 3-6) Owner: St. Luke’s Community Health Services 11. Dacona Neighborhood Health Clinic 3101 Summit View Drive Dacona, Weld County, Colorado Owner: Catholic Health Initiatives Colorado 12. Thornton Neighborhood Health Clinic 4075 East 128th Avenue Thornton, Adams County, Colorado Owner: Catholic Health Initiatives Colorado 13. St. Alexius – Mandan Clinic North 2500 Sunset Drive, NW Mandan, Morton County, North Dakota Owner: St. Alexius Medical Center 14. McCauley Center – Administrative Building 12809 West Dodge Road Omaha, Douglas County, Nebraska Owner: Alegent Health 15. Grand Island Specialty Clinic (a/k/a St. Francis Doctor’s Building Condominium) 908 North Howard Units B, C-1, C-2, C-3, C-4, C-5, E, F-10C, and I-1 Grand Island, Hall County, Nebraska Owner: Saint Francis Medical Center 16. Meridian 11045 Lansing Circle Englewood, Arapahoe County, Colorado Owner: Catholic Health Initiatives 18. Exton Revenue Cycle Office 367 Eagleview Blvd. Exton, Chester County, Pennsylvania Owner: Catholic Health Initiatives

B-1 52848530.2 EXHIBIT B Description of Land Franciscan Health Port Clinic Lot 1, City of Tacoma Short Plat, according to the short plat recorded under Recording Number 8404060192, records of Pierce County, State of Washington; Together with those portions of Port of Tacoma Road and Lincoln Avenue vacated by Ordinance No. 23208, recorded under recording No. 8408130312. Situate in the County of Pierce, State of Washington. Franciscan Health Service Center and Garage Lots 13 to 26, inclusive, Block 1107, Map of New Tacoma, Washington Territory, filed for record February 3, 1875, in the office of the Pierce County Auditor, records of Pierce County, Washington; Together with those certain air rights abutting said Block 1107, as vacated by City of Tacoma Ordinance No. 23322, on February 19, 1985, a copy of said Ordinance being recorded March 4, 1985 as Recording No. 8503040181, and re-recorded May 10, 1985 as Recording No. 8505100174; Except therefrom any portion of said air rights which lie Northerly of the Easterly and Westerly extension of the Northerly line of Lot 13, said Block 1107; And except that portion of air rights over "Court C" as vacated by City of Tacoma Ordinance No. 15562. Fruitland Health Plaza IN RECORDERS PLAT of Sections 21 and 22, Township 8 North, Range 5 West, Boise Meridian, as per Plat in Book 2, Page 8, Plat Records, Payette County, Idaho: A portion of Block 5 situate in the NEI/4NW1/4 of said Sec. 22, described as follows: In Block 5: Commencing at the West 1/16 corner common to Section 22 and 15, Twp. 8 N., R. 5 W., B. M; Thence Southerly along the West 1/16 line of said Sec. 22, S. 00°27'16" W. (of record South) 53.00 feet, to a point on the Southerly right-of-way of U.S. Highway 30, and being the Point of Beginning; Thence continuing along said 1/16 line S. 00°27'16" W. (of record South) 245.00 feet to the Northwest corner of that certain parcel of real property described in Bargain and Sale Deed Instrument No. 253013, in the Deed Records of Payette County, Idaho;

B-2 52848530.2 Thence Easterly along the North line of said parcel N. 89°01'05"E. 200.80 feet (of record East 200 feet); Thence Northerly and along the boundary of said parcel N. 00°27'16" E. (of record North) 35.00 feet to the Southwest corner of that property described in Warranty Deed Instrument Number 187302; Thence along the West line of said property N. 0°27'16" E. (of record North) 210.00 feet, to the Southerly right-of-way of U.S. Highway 30; Thence Westerly along said right-of-way, S 89°01'05" W. 200.80 feet (of record West 200 feet), to the Point of Beginning. SUBJECT TO that portion granted to the City of Fruitland in instruments recorded August 2, 1983 as Instrument No. 199934 and July 20, 1983 as Instrument No. 199759, Official Records. AND A portion of Block 5 situate in the Northeast Quarter of the Northwest Quarter of Recorder's Plat of Section 22, Township 8 North, Range 5 West, Boise Meridian, as per Plat in Book 2, Page 8, Plat Records, City of Fruitland, Payette County, Idaho, and more particularly described as follows: BEGINNING at the Northeast corner of the Northeast Quarter of the Northwest of said Section 22; thence South 88°31'00" West along the North line of said Northeast Quarter of the Northwest Quarter 1122.89 feet; thence South 53 feet, more or less, to a point in the Southerly right of way line of U.S. Highway No. 30 (Project No. F-3111(13) Highway Survey) which is the true point of beginning for this description; thence continue South 210 feet; thence North 88°31'00" East 150 feet; thence North 210 feet to a point on said Highway right of way line; thence West following said Highway right of way line 150 feet to the POINT OF BEGINNING. Jewish OCC Condo Building PARCEL 1 TRACT 1 BEING Units 101, 102, 103, 104 and 201 of the Medical Center Plaza Condominiums and the "Declarant Limited Common Elements", all as described and defined according to the Master

B-3 52848530.2 Deed declared by JH Properties, Inc., dated December 20, 1985, of record in Deed Book 5550, Page 718, as amended , in the Office of the Clerk of Jefferson County, Kentucky, as shown on plat of same of record in Apartment Ownership Book 35, Pages 1-5, as amended, Clerk's File No. 431, in said office. Parcel Numbers: 016M02010000 016M01010000 016M01020000 016M01030000 016M01040000 TRACT 2 BEING Unit 303 of the Medical Center Plaza Condominiums and the "Declarant Limited Common Elements", all as described and defined according to the Mater Deed declared by JH Properties, Inc., dated December 20, 1985, of record in Deed Book 5550, Page 718, as amended , in the Office of the Clerk of Jefferson County, Kentucky, as shown on plat of same of record in Apartment Ownership Book 35, Pages 1-5, as amended, Clerk's File No. 431, in said office. Parcel Number: 016M03030000 TRACT 3 BEING Unit 502 of the Medical Center Plaza Condominiums and the "Declarant Limited Common Elements", all as described and defined according to the Mater Deed declared by JH Properties, Inc., dated December 20, 1985, of record in Deed Book 5550, Page 718, and as amended, in the Office of the Clerk of Jefferson County, Kentucky, as shown on plat of same of record in Apartment Ownership Book 35, Pages 1-5, Clerk's File No. 431, in said office. Parcel Number: 016M05020000 TRACT 4 BEING Unit 503, a condominium unit in the Medical Center Plaza Condominiums, according to the Master Deed declared by JH Properties, Inc., dated December 20, 1985, of record in Deed Book 5550, Page 718, as amended by instruments of record in Deed Book 5642, Page 432, Deed Book 5643, Page 435, Deed Book 5703, Page 611, Deed Book 5808, Page 785, Deed Book 5837, Page 221, Deed Book 5900, Page 624, Deed Book 6660, Page 312, Deed Book 7520, Page 493 and Deed Book 9527, Page 385, in the office of the Clerk of Jefferson County, Kentucky, and as shown on plat of same of record in Apartment Ownership Book 35, Pages 1-5, as amended by plats of record in Apartment Ownership Book 37, Page 1, Apartment Ownership Book 37, Page 6, Apartment Ownership Book 38, Page 23, Apartment Ownership Book 41, Page 11, Apartment Ownership Book 41, Page 20 and Apartment Ownership Book 42, Page 17, all in the office aforesaid. Parcel Number: 016M05030000

B-4 52848530.2 TRACT 5 BEING Unit 504, a condominium unit in the Medical Center Plaza Condominiums, according to the Master Deed declared by JH Properties, Inc., dated December 20, 1985, of record in Deed Book 5550, Page 718, as amended by instruments of record in Deed Book 5642, Page 432, Deed Book 5643, Page 435, Deed Book 5703, Page 611, Deed Book 5808, Page 785, Deed Book 5837, Page 221, Deed Book 5900, Page 624, Deed Book 6660, Page 312, Deed Book 7520, Page 493 and Deed Book 9527, Page 385, in the office of the Clerk of Jefferson County, Kentucky, and as shown on plat of same of record in Apartment Ownership Book 35, Pages 1-5, as amended by plats of record in Apartment Ownership Book 37, Page 1, Apartment Ownership Book 37, Page 6, Apartment Ownership Book 38, Page 23, Apartment Ownership Book 41, Page 11, Apartment Ownership Book 41, Page 20 and Apartment Ownership Book 42, Page 17, all in the office aforesaid. Parcel Number: 016M05040000 TRACT 6 BEING Unit 505, a condominium unit in the Medical Center Plaza Condominiums, according to the Master Deed declared by JH Properties, Inc., dated December 20, 1985, of record in Deed Book 5550, Page 718, as amended by instruments of record in Deed Book 5642, Page 432, Deed Book 5643, Page 435, Deed Book 5703, Page 611, Deed Book 5808, Page 785, Deed Book 5837, Page 221, Deed Book 5900, Page 624, Deed Book 6660, Page 312, Deed Book 7520, Page 493 and Deed Book 9527, Page 385, in the office of the Clerk of Jefferson County, Kentucky, and as shown on plat of same of record in Apartment Ownership Book 35, Pages 1-5, as amended by plats of record in Apartment Ownership Book 37, Page 1, Apartment Ownership Book 37, Page 6, Apartment Ownership Book 38, Page 23, Apartment Ownership Book 41, Page 11, Apartment Ownership Book 41, Page 20 and Apartment Ownership Book 42, Page 17, all in the office aforesaid. Parcel Number: 016M05050000 PARCEL 2 Together with the beneficial easement as described in Master Deed for the Medical Center Plaza Condominiums, establishing easements, restrictions, reservations, covenants, rights and conditions as set forth by declarant, JH Properties, Inc., dated December 20, 1985, recorded December 26, 1985 in Deed Book 5550, Page 718 of the Jefferson County, Kentucky Clerk's Office. St. Joseph Office Park Building "A" Units: Being all of Units 1D, 1F, 1G, A200, 2B, 2C, 2D, 2E, 2F, 3A, 3B, 4A, 4B, 4C, 4D, 4F, 5B, 5C, 5D. 5E, 5F, and 5G, condominium units, of Building “A” St. Joseph Office Park, Condominium Horizontal Properly Regime, together with the undivided interest in the common elements appurtenant thereto, as described and in accordance with the Master Deed and Declaration of

B-5 52848530.2 Condominium Ownership dated January 31, 1983, and recorded in Deed Book 1307, Page 698, and in Condominium Deed Book 9, Page 539, and as shown on the floor plans recorded in Plat Book 4, pages 36-39 (now Condominium Cabinet G, Slides 243-246): and as described in the First Amendment to Master Deed and Declaration of Condominium dated June 28. 1983, recorded in Deed Book 1317, Page 622, and in Condominium Deed Book 10, Page 382, and as shown on the floor plans recorded in Condominium Plat Book 4, Page 40-41 (now Condominium Cabinet G, Slides 247-248): and as described in the Second Amendment to Master Deed and Declaration of Condominium recorded on June 28, 1983, recorded in Deed Book 1317, Page 629, and in Condominium Deed Book 10, Page 389, and as shown on the floor plans recorded in Condominium Plat Book 4 Pages 42-43 (now Condominium Cabinet G, Slides 249-250); and as described in Third Amendment to Master Deed and Declaration of Condominium recorded on September 30, 1983. In Deed Book 1325, Page 619, and in Condominium Deed Book 11, Page 310, and as shown on the floor plans recorded in Condominium Plat Book 5, Pages 6-7 (now Condominium Cabinet G, Slides 272-273); and as described in the Fourth Amendment to Master Deed and Declaration of Condominium recorded on August 31, 1984, in Deed Book 1351, Page 375, and in Condominium Deed Book 13, Page 49, and as shown on the floor plans recorded in Condominium Plat Book 5, Pages 52-54 (now Condominium Cabinet G, Slides 318-320); and as described in the Fifth Amendment to Master Deed and Declaration of Condominium recorded January 8, 1985, in Deed Book 1360, Page 819, and in Condominium Deed Book 13, Page 717, and as shown on the floor plans recorded in Condominium Plat Book 5, Pages 70-71 (now Condominium Cabinet G, Slides 336-337); and as described in the Sixth Amendment to Master Deed and Declaration of Condominium recorded on April 11, 1985, in Deed Book 1367, Page 505, and in Condominium Deed Book 14, Page 310, and as shown on the floor plans recorded in Condominium Plat Book 5, Pages 99-100 (now Condominium Cabinet G, Slides 365-366); and as described in the Seventh Amendment to Master Deed and Declaration of Condominium recorded on October 12, 1987, in Deed Book 1457, Page 556, and in Condominium Deed Book 18, Page 446, and as shown on the floor plans recorded in Condominium Cabinet G, Slides 431-436; and as described in the Eighth Amendment to Master Deed and Declaration of Condominium dated November 8, 1989, record in Deed Book 1552, Page 269, and in Condominium Deed Book 22, Page 691, and as described in the Ninth Amendment to Master Deed and Declaration of Condominium dated January 7, 1994, recorded in Deed Book 1709, Page 429, and in Condominium Deed Book 29, Page 22, and as shown on the floor plans recorded in Condominium Cabinet G, Slides 515-524, all references being to records In the Fayette County Clerk’s Office. Building "B" Units: Being all of Units 0Y, 0Z, 1X, 1Y, 2U, 2V, 2W, 2X, 2Z, 3V, 3W, 3X, 3Y, 3Z, 4W, 4X, 4Y and 4Z, condominium units, of Building “B” St. Joseph Office Park, Condominium Horizontal Property Regime, together with the undivided interest in the common elements appurtenant thereto, as described and in accordance with the Master Deed and Declaration of Condominium Ownership dated January 31, 1983, and recorded in Deed Book 1307, Page 698, and in Condominium Deed Book 9 Page 539, and as shown on the floor plans recorded in Plat Book 4, pages 36-39 (now Condominium Cabinet G, Slides 243-246); and as described in the First Amendment to Master Deed and Declaration of Condominium dated June 28, 1983, recorded n Deed Book 1317, Page 622, and in Condominium Deed Book 10, Page 382, and a shown on the floor plans recorded in Condominium Plat Book 4, Page 40-41 (now Condominium Cabinet G,

B-6 52848530.2 Slides 247-248); and as described in the Second Amendment to Master Deed and Declaration of Condominium recorded on June 28, 1983, recorded in Deed Book 1317, Page 629, and in Condominium Deed Book 10, Page 389, and as shown on the floor plans recorded in Condominium Plat Book 4, Pages 42-43 (now Condominium Cabinet G, Slides 249-250); and as described in Third Amendment to Master Deed and Declaration of Condominium recorded on September 30, 1983, in Deed Book 1325, Page 619, and in Condominium Deed Book 11, Page 310, and as shown on the floor plans recorded in Condominium Plat Book 5, Pages 6-7 (now Condominium Cabinet G, Slides 272-273); and as described in the Fourth Amendment to Master Deed and Declaration of Condominium recorded on August 31, 1984, in Deed Book 1351, Page 375, and in Condominium Deed Book 13, Page 49, and as shown on the floor plans recorded in Condominium Plat Book 5, Pages 52-54 (now Condominium Cabinet G, Slides 318-320); and as described in the Fifth Amendment to Master Deed and Declaration of Condominium recorded January 8, 1985, in Deed Book 1360, Page 819, and in Condominium Deed Book 13, Page 717, and as shown on the floor plans recorded in Condominium Plat Book 5, Pages 70-71 (now Condominium Cabinet G, Slides 336-337); and as described in the Sixth Amendment to Master Deed and Declaration of Condominium recorded on April 11, 1985, in Deed Book 1367, Page 505, and in Condominium Deed Book 14, Page 310, and as shown on the floor plans recorded in Condominium Plat Book 5, Pages 99-100 (now Condominium Cabinet G, Slides 365-366); and as described in the Seventh Amendment to Master Deed and Declaration of Condominium recorded on October 12, 1987, in Deed Book 1457, Page 556, and in Condominium Deed Book 18, Page 446, and as shown on the floor plans recorded in Condominium Cabinet G, Slides 431- 436; and as described in the Eighth Amendment to Master Deed and Declaration of Condominium dated November 8, 1989, record in Deed Book 1552, Page 269, and in Condominium Deed Book 22, Page 691, and as described in the Ninth Amendment to Master Deed and Declaration of Condominium dated January 7, 1994, recorded in Deed Book 170, Page 429, and in Condominium Deed Book 29, Page 22, and as shown on the floor plans recorded in Condominium Cabinet G, Slides 515-524, all references being to records in the Fayette County Clerk’s Office. Building "C" Units: Being all of Units C-1, C-10A, C-10B, C-100, C-200, C-300, and C-400, condominium units, of Building “C” St. Joseph Office Park, Condominium Horizontal Property Regime, together with the undivided interest in the common elements appurtenant thereto, as described and in accordance with the Master Deed and Declaration of Condominium Ownership dated January 31, 1983, and recorded in Deed Book 1307, Page 698, and in Condominium Deed Book 9, Page 539, and as shown on the floor plans recorded in Plat Book 4, pages 36-39 (now Condominium Cabinet G, Slides 243-246); and as described in the First Amendment to Master Deed and Declaration of Condominium dated June 28, 1983, recorded in Deed Book 1317, Page 622, and in Condominium Deed Book 10, Page 382, and as shown on the floor plans recorded in Condominium Plat Book 4, Page 40-41 (now Condominium Cabinet G, Slides 247-248); and as described in the Second Amendment to Master Deed and Declaration of Condominium recorded on June 28, 1983, recorded in Deed Book 1317, Page 629, and in Condominium Deed Book 10, Page 389, and as shown on the floor plans recorded in Condominium Plat Book 4, Pages 42-43 (now Condominium Cabinet G, Slides 249-250); and as described in Third Amendment to Master Deed and Declaration of Condominium recorded on September 30, 1983, in Deed Book 1325, Page 619, and in Condominium Deed Book 11, Page 310, and as shown on the floor plans

B-7 52848530.2 recorded in Condominium Plat Book 5, Pages 6-7 (now Condominium Cabinet G, Slides 272- 273); and as described in the Fourth Amendment to Master Deed and Declaration of Condominium recorded on August 31, 1984, in Deed Book 1351, Page 375, and in Condominium Deed Book 13, Page 49, and as shown on the floor plans recorded in Condominium Plat Book 5, Pages 52-54 (now Condominium Cabinet G, Slides 318-320); and as described in the Fifth Amendment to Master Deed and Declaration of Condominium recorded January 8, 1985, in Deed Book 1360, Page 819, and in Condominium Deed Book 13, Page 717, and as shown on the floor plans recorded in Condominium Plat Book 5, Pages 70-71 (now Condominium Cabinet G, Slides 336-337); and as described in the Sixth Amendment to Master Deed and Declaration of Condominium recorded on April 11, 1985, in Deed Book 1367 Page 505, and in Condominium Deed Book 14, Page 310, and as shown on the floor plans recorded in Condominium Plat Book 5, Pages 99-100 (now Condominium Cabinet G, Slides 365-366) and as described in the Seventh Amendment to Master Deed and Declaration of Condominium recorded on October 12, 1987, in Deed Book 1457, Page 556, and in Condominium Deed Book 18, Page 446, and as shown on the floor plans recorded in Condominium Cabinet G, Slides 431-436; and as described in the Eighth Amendment to Master Deed and Declaration of Condominium dated November 8, 1989, record in Deed Book 1552, Page 269, and in Condominium Deed Book 22, Page 691, and as described in the Ninth Amendment to Master Deed and Declaration of Condominium dated January 7, 1994, recorded in Deed Book 1709, Page 429, and in Condominium Deed Book 29, Page 22, and as shown on the floor plans recorded in Condominium Cabinet G, Slides 515-524, all references being to records in the Fayette County Clerk’s Office. Lexington Surgery Center Being all of Parcel 1 (Tract 1B) and Parcel 2 (Tract 2A) as shown on the Consolidated and Corrected Amended Minor Plat of St. Joseph Hospital - Tract 1B and 2A, as shown by plat thereof of record in Plat Cabinet K, Slide 588, in the Fayette County Clerk's Office, to which plat reference is hereby made for a more particularly reference, and the improvements thereon being known as 1451-1501 Harrodsburg Road (or 650-690 Shaker Drive). Hot Springs Village Office Building A tract of land lying in the Southwest Quarter of the Southeast Quarter, Section 8, Township 1 South, Range 19 West of the Fifth Principal Meridian, Garland County, Arkansas, being more particularly described as follows: Commencing at a 1/2-inch rebar marking the South 1/4 corner of said Section 8; thence South 88 degrees 38 minutes 07 seconds East 377.56 feet; thence North 04 degrees 20 minutes 26 seconds East 178.00 feet to the POINT OF BEGINNING; thence North 86 degrees 21 minutes 18 seconds West 202.32 feet; thence North 01 degree 59 minutes 27 seconds East 195.68 feet to a point on the Southerly side of an access Easement; thence along the said Easement the following two (2) courses and distances: 1) South 87 degrees 53 minutes 04 seconds East 200.65 feet and 2) South 79 degrees 20 minutes 38 seconds East 169.54 feet; thence leaving said Easement, along a curve to the right having a radius of 25.00 feet through a central angle of 80 degrees 23 minutes 33 seconds for an arc length of 35.08 feet and having a chord which bears South 39 degrees 08 minutes 52 seconds East 32.27 feet from the last said point; thence South 01 degree 02 minutes 55 seconds West 131.11 feet; thence North 89 degrees 54 minutes 30 seconds West 188.51 feet; thence South 06 degrees 06 minutes 07 seconds West

B-8 52848530.2 13.94 feet to the POINT OF BEGINNING. (according to Survey by Jonathan B. Hammer, RPLS, dated September 3, 2008) Together with and subject to a Non-Exclusive Access Easement and right of ingress and egress, vehicular and otherwise as set forth and described in Warranty Deed, filed August 29, 1997 in Book 1747 Page 82 5 of the Deed and Mortgage Records of Garland County, Arkansas. And also, the easements created by Agreement of Easement recorded May 19, 1998 in Book 1799 at Page 099; Agreement of Easement recorded May 19, 1998 in Book 1799 at Page 105; and Agreement of Easement recorded May 19, 1998 in Book 1799 at Page 110, records of Garland County, Arkansas. Blandford MOB Unit 110; Unit 220; Unit 501 and Unit 503, of Blandford Building Horizontal Property Regime, Little Rock, Pulaski County, Arkansas. Parkview Office Condominiums Units Numbered 110, 120, 130, 130A, 140, 140A, 150, 155, 210, 220, 230, 260, 310, 320, 340, 360, 430, and 450, Parkview Medical Building Horizontal Property Regime, Little Rock, Pulaski County, Arkansas. Springwoods Unit 2 of the Springwoods MOB Condominium, together with undivided interests in the common elements of the condominium regime that are associated with such Unit, all as more particularly described in the Declaration of Condominium of Springwoods MOB Condominium filed in the Official Public Records of Real Property of Harris County, Texas, on _________________, under Clerk’s File Number ________________ and recorded at Film Code No. _____________________ of the Condominium Records of Harris County, Texas. Dacono Neighborhood Health Clinic Lot 1, RANCHVIEW INVESTMENT FILING NO. 1, a Subdivision of a part of the City of Dacono, County of Weld, State of Colorado. Thornton Neighborhood Health Clinic Lot 4A, COUNTRY HILLS OFFICE CAMPUS SUBDIVISION AMENDMENT NO. 1, recorded May 16, 2014 at Reception No. 2014000029993, County of Adams, State of Colorado. St. Alexius – Mandan Clinic North Lot 2, Block 2, Sunset Commercial Park Addition to the City of Mandan, Morton County, North Dakota.

B-9 52848530.2 McAuley Center – Admin Building Lot 1 and Outlot “A”, in 12809 West Dodge Replat, an addition to the City of Omaha, as surveyed, platted and recorded in Douglas County, Nebraska. St. Francis Doctor’s Building a/k/a Grand Island Specialty Clinic Office Unit B; Office Unit C-1; Office Unit C-2; Office Unit C-3; Office Unit C-4; Office Unit C-5; Office Unit E; Office Unit F-10C; Office Unit I-1 in the Grand Island Doctors Building Condominium Property Regime, in the City of Grand Island, Hall County, Nebraska. Meridian Lot 2, Block 1, AN AMENDED PLAT OF BLOCK 1, MERIDIAN OFFICE PARK, FILING NO. 1 SECOND AMENDMENT, the plat of which was recorded August 20, 1984 at Reception No. 334012, County of Douglas, State of Colorado. Exton Revenue Cycle Office All that certain unit in the property known, named and Identified as Lot 8 Condominium, located in Township of Uwchlan, County of Chester, and Commonwealth of Pennsylvania, which has heretofore been submitted to the provisions of the Uniform Condominium Act, 68 PA.C.S. 3101 et seq. by the recording In the County of Chester Department of Records of a Declaration dated 1-30-2007, and recorded on 2-5-2007, in Record Book 7075 page 960, as amended by Amendment to Declaration of Condominium dated 10/1/ 2007, recorded 1/10/2008, in Record Book 7343, Page 2085, together with the Declaration Plans as a part thereof, being and designated as Unit No. 2, together with 9 proportionate undivided Interest in the Common Elements (as defined in such Declaration) of 50%. Tax ID / Parcel No. 33-4-357.2

Single Tenant Form C-1 - 1 52848530.2 EXHIBIT C-1 Space Lease (Single Tenant) MEDICAL OFFICE BUILDING LEASE THIS MEDICAL OFFICE BUILDING LEASE (this “Lease”) is made to be effective as of the date of last execution hereof (“Commencement Date”), between _____________________, a _______________ (“Landlord”), and _______________________, a _____________________ (“Tenant”). RECITALS: A. Subject to all the terms, provisions, and conditions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, on an exclusive basis, that certain medical office building which shall be deemed to contain ____________ Rentable Square Feet of space (“Building”) located in the building commonly referred to as _____________________________, located at ________________________________ (the “Property”). The Property is legally described on Exhibit A attached to and incorporated into this Lease. The Property is leased to Tenant on an exclusive basis, together with the exclusive use of, and access to, all parking areas serving the property and the non-exclusive use of rights- of-way, and easements located adjacent to or otherwise serving the Property. “Rentable Square Feet” shall mean the actual rentable area of the Building as computed in accordance with Office Buildings: Standard Methods of Measurement and Calculating Rental Area (ANSI/BOMA Z65.1-2010), as promulgated by the Building Owner’s and Manager’s Association International. B. Tenant intends to use the Property for the purpose of clinical services, other healthcare purposes, and uses ancillary thereto (“Permitted Use”). AGREEMENT: NOW, THEREFORE, for and in consideration of the mutual covenants, promises and agreements herein contained, Landlord does hereby demise, lease, and rent unto Tenant and Tenant does hereby rent and lease from Landlord, on an exclusive basis, the Property, under and pursuant to the following terms and conditions: ARTICLE I. Demise, TERM AND TERMINATION 1.1 Term. Landlord leases to Tenant and Tenant leases from Landlord the Property for an initial term (“Initial Term”) of one hundred twenty (120) months, commencing on the Commencement Date first set forth above, and ending on _______________, 2026 (“Expiration

C-1 - 2 52848530.2 Date”). The Initial Term, together with any exercised Renewal Term(s), if applicable, is referred to herein as the “Term”. Notwithstanding the foregoing, in the event either party terminates this Lease prior to the first anniversary of the Commencement Date, then the parties shall not enter into another agreement for the same or substantially the same space and/or services on terms different from those specified herein for a period of twelve (12) months from the Commencement Date, unless to do so would not result in there being a non-excepted financial relationship between a physician and Tenant for purposes of the Ethics in Patient Referrals Act of 1989, as amended, 42 U.S.C. § 1395nn (“Stark Law”), as determined by Tenant, in its sole discretion. In addition, Landlord and Tenant hereby agree that, in the event Landlord and Tenant enter into any extension, renewal, restatement, amendment or replacement of this Lease, Landlord shall not be liable or responsible for any lease commissions or fees related thereto. Tenant may use a real estate broker for such extension, renewal, restatement, amendment or replacement so long as Tenant shall be solely responsible for any and all such leasing commissions and fees. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any claims or potential claims for leasing commissions and other fees related to any such extensions, renewals, restatements, amendments or replacements of this Lease. ARTICLE II. FINANCIAL ARRANGEMENT 2.1 Rental Rate. (a) Rent. Tenant agrees to pay and Landlord agrees to accept a base rent (“Base Rent”), paid in equal monthly installments, for the lease of the Property in the following amounts for the following periods of time: PERIOD Annual Base Rent Monthly Base Rent Month 1 – Month 12 Month 13 – Month 24 Month 25 – Month 36 In addition, Tenant agrees to pay and Landlord agrees to accept the additional rent as set forth in Section 2.1(b) below (“Additional Rent”). All sums of Base Rent plus Additional Rent are sometimes herein collectively referred to as “Rent”. (b) Additional Rent. To the extent not paid by Tenant directly, Tenant covenants and agrees to pay to Landlord as Additional Rent, the Operating Expenses, as defined below. Notwithstanding the foregoing or anything to the contrary contained in this Lease, it is intended that to the greatest extent possible, Tenant shall contract directly for Operating Expenses and shall pay its service-providers and laborers directly and shall only be required to pay Additional Rent to Landlord if Landlord incurs or pays an Operating Expense directly. (i) Estimated Operating Expenses. On an annual basis, and at such other times during such calendar year as Landlord shall deem it necessary,

C-1 - 3 52848530.2 Landlord shall provide to Tenant a written statement (“Notice of Estimate”) setting forth (i) Landlord’s estimate of the Operating Expenses that Landlord expects to incur for that calendar year (“Estimated Operating Expenses”); and (ii) the amount of each installment of the Estimated Operating Expenses (“Additional Rent Installments”), which shall include one-twelfth (1/12th) of the estimated annual amount of Taxes (as defined below). Tenant shall thereafter pay to Landlord in advance, with each payment of Base Rent, the Additional Rent Installments, beginning with the Base Rent due on the first day of the month immediately following the date of the Notice of Estimate. (ii) Actual Operating Expenses. Landlord shall within a period of ninety (90) days after the close of each calendar year, notify Tenant by written itemized statement (“Notice of Comparison”) of (i) the total amount Landlord actually paid or incurred (depending upon whether Landlord utilizes an accrual or cash basis accounting system) as the Operating Expenses during the calendar year covered by the Notice of Comparison (“Actual Operating Expenses”); and (ii) the difference, if any, between the Actual Operating Expense and the Estimated Operating Expenses payable by Tenant (“Additional Rent Adjustment”). (iii) Adjustment of Additional Rent. If the Notice of Comparison provides there is an Additional Rent Adjustment payable by Tenant, then Tenant shall, within thirty (30) days after Tenant receives the Notice of Comparison, pay to Landlord the amount set forth in the Notice of Comparison as the amount of the Adjustment of Additional Rent payable by Tenant. If the Notice of Comparison provides there is an Additional Rent Adjustment payable by Landlord, then Landlord shall, within thirty (30) days after delivery of the Notice of Comparison return to Tenant the amount set forth in the Notice of Comparison as the amount of the Adjustment of Additional Rent due to Tenant. (iv) Audits of Operating Expenses. Tenant shall have the right at reasonable times within one hundred eighty (180) days from receipt of the Notice of Comparison to audit Landlord’s books and records relating to (and only relating to) the Operating Expenses for any calendar year Additional Rent becomes due and thereafter shall provide to Landlord a report of the Operating Expenses audited (“Audit”). If the Audit results in a change in the Actual Operating Expenses, the resulting Additional Rent Adjustment shall be paid or adjusted in accordance with the provisions of Sections 2.1(b)(iii) above and 2.1(b)(v) below. (v) Adjustment of Additional Rent After Term. Notwithstanding the expiration of the Term, Tenant shall, within thirty (30) days after the date of a Notice of Comparison for the calendar year in which the Term terminates or expires, pay to Landlord, any Additional Rent Adjustment payable by Tenant. Conversely, if the Notice of Comparison provides there is an Additional Rent Adjustment payable by Landlord, then Landlord shall apply the overpayment to reduce any unsatisfied obligations of Tenant to Landlord, and the balance, if any,

C-1 - 4 52848530.2 shall be returned to Tenant at the address of Tenant provided to Landlord upon expiration of the Term. (vi) Operating Expenses. “Operating Expenses” shall mean all costs or expenses for operation, repair, maintenance, and management of the Property, including, without limitation, the costs or expenses for: (a) water, sewage disposal, drainage, refuse collection, gas, electricity, light, power, or other utility services (collectively, “Utilities”); (b) maintenance and repair of the Property; (c) taxes, assessments or other impositions that may be levied, assessed, or imposed upon or with respect to the Property or any part thereof, or personal property at any time situated thereon, including, without limitation, real property, ad valorem, personal property, gross income, franchise, withholding, profits, rent, single business, value added, excise, occupancy, use, impact fees, sales and gross receipts taxes (collectively, “Taxes”); (d) casualty, liability, and other insurance required to be obtained by the parties pursuant to this Lease; (e) [Condominium Dues and Assessments]; and (f) Capital Expense Installments (as defined in subsection (viii) below). [FOR SINGLE TENANT PROPERTIES WHERE PROPERTY MANAGEMENT SERVICES ARE REQUESTED: (g) property management fees (not to exceed 4% of the gross revenues for the Building) and salaries, fringe benefits, payroll taxes and related costs for on-site Building manager and Building Engineer.] (vii) Excluded Expenses. The term “Operating Expenses” shall not include the following, to the extent applicable to the Property: (i) repairs, restoration, or other work occasioned by fire, windstorm, or other casualty or condemnation to the extent covered by insurance or condemnation proceeds; (ii) advertising and promotional expenses; (ii) depreciation or amortization allowance or expense; (iii) interest on indebtedness or any costs of financing or refinancing the Property; (iv) compensation paid to all employees of Landlord; (v) late fees or penalties (vi) income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes of Landlord; (vii) the cost of any removal, treatment, or abatement of any hazardous materials on the Property created or generated by Landlord; (viii) the portion of any costs that are allocable to any other properties of Landlord or any of its affiliates; and (ix) costs or expenses (including fines, penalties, and legal fees) incurred due to the violation by Landlord, its employees, agents, and/or contractors, of any terms and conditions of this Lease. (viii) Capital Expenses. Costs borne by Landlord for alterations, capital improvements, equipment replacements, and other items which under generally accepted accounting principles (“GAAP”) are properly classified as capital expenses (“Capital Expense”) are to be included within Operating Expenses as provided for in this Subsection (viii). Landlord shall include a Capital Expense in the Operating Expenses on an installment basis by amortizing the Capital Expense over its estimated useful life, together with interest on the unamortized costs at a 4.5% interest rates on the date such costs were incurred, based on a monthly amortization schedule (each month being a “Capital Expense Installment”). Tenant shall thereafter pay to Landlord in arrears, with each payment of Base

C-1 - 5 52848530.2 Rent, the Capital Expense Installment for the relevant month until the relevant Capital Expense has been fully amortized. 2.2 Rental Payments. The Rent shall be payable in advance without necessity of demand in equal monthly installments beginning on the Commencement Date, and thereafter on the first day of every calendar month throughout the Term. If either the Commencement Date or the Expiration Date is on a day other than the first or last day of the month, the monthly Rent for such first and/or last month of this Lease shall be prorated, based upon a thirty (30) day month. All Rent payments shall be made payable to Landlord at Landlord’s address for notices set forth in Section 10.5 of this Lease, or to such other place as Landlord may from time to time designate in writing to Tenant. ARTICLE III. OBLIGATIONS and representations 3.1 Utilities. Tenant shall be responsible for the cost of all Utilities for the Property, including, without limitation, electricity, gas, water and sewer, telephone and all other communication services, all energy sources for the Property, such as propane, butane, natural gas, steam, electricity, solar energy and fuel oil, and any other utilities used in the maintenance, operation, use occupancy and administration of the Building and the Property. Tenant shall cause all such utility services to the Property to be metered in its own name or in the name of its subtenants and shall pay or cause to be paid all charges and deposits for such Utilities. Tenant shall use Utilities only within the capacity of the circuits in the Building. 3.2 Failure of Utilities. Landlord shall not be liable for damages resulting from Utilities interruptions caused by casualty, accident, labor dispute or any other cause, nor shall any interruptions be deemed an actual or constructive or partial eviction or result in any abatement of Rent. 3.3 Landlord Representations. Landlord hereby represents to Tenant that Landlord is the owner in fee simple of the Property and all improvements thereon and has the right and authority to enter into this Lease. Tenant acknowledges and agrees that, prior to the Commencement Date, it or its affiliate has been in continuous possession and occupancy of the Property and therefore, Tenant has full and complete knowledge of all conditions of the Property, including, without limitation, the physical condition of the Property. Accordingly, as of the Commencement Date, Landlord has delivered actual and exclusive possession of the Property to Tenant in an “as is, where is” condition without representation or warranty except Landlord’s warranty of title set forth in the immediately preceding sentence. Tenant acknowledges that Landlord’s title to the Property is subject to all matters of record, each of which has been examined by and is acceptable to Tenant (the “Title Matters”). To the extent required therein, Tenant agrees to timely comply with any requirements contained in the Title Matters. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE PREMISES OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, SUITABILITY, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, WITH REGARD TO DESIGN OF THE PREMISES OR ANY PART THEREOF AS REGARDS PREVENTING, CONTROLLING, AND/OR MINIMIZING MICROBIAL CONTAMINATION AND

C-1 - 6 52848530.2 INFECTIOUS DISEASES, OR WITH REGARD TO COMPLIANCE WITH ANY MEASURES, REQUIREMENTS OR SYSTEMS RECOMMENDED OR REQUIRED BY THE UNITED STATES CENTERS FOR DISEASE CONTROL AND PREVENTION (“CDC”) AND ANY OTHER APPLICABLE REGULATORY AGENCIES IN ORDER TO PREVENT, CONTROL, AND/OR MINIMIZE MICROBIAL CONTAMINATION AND INFECTIOUS DISEASES, AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. TENANT ACKNOWLEDGES THAT THE PREMISES HAS BEEN INSPECTED BY TENANT AND IS SATISFACTORY TO IT. LANDLORD HEREBY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE RELATIVE TO THE PREMISES OR ANY COMPONENT PART THEREOF. Tenant acknowledges and agrees that except for Landlord’s warranty as to title to the Property, and matters caused by the intentional or negligent act of Landlord, no representations or warranties, express or implied, have been made by Landlord, or by any person, firm or agent acting or purporting to act on behalf of Landlord, as to (i) the presence or absence on or in the Property of any particular materials or substances (including, without limitation, asbestos, hydrocarbons or hazardous or toxic substances), (ii) the condition or repair of the Property or any portion thereof, (iii) the value, expense of operation or income potential of the Property, (iv) the accuracy or completeness of any structural reports, environmental audits or other information provided to Tenant by any third party contractor relative to the Property (regardless of whether the same were retained or paid for by Landlord), or (v) any other fact or condition which has or might affect the Property or the condition, repair, value, expense of operation or income potential thereof. Tenant represents that the officers of Tenant are knowledgeable and experienced in the leasing of properties comparable to the Property and agrees that Tenant will be relying solely on Tenant’s knowledge concerning the nature and condition of the Property in leasing the Property. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION BY LANDLORD OF, AND LANDLORD DOES HEREBY DISCLAIM, ANY AND ALL WARRANTIES BY LANDLORD, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES OR ANY PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANY OTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE, AND TENANT HEREBY ACKNOWLEDGES AND ACCEPTS SUCH EXCLUSION, NEGATION AND DISCLAIMER, SUBJECT TO LANDLORD’S WARRANTY OF TITLE. 3.4 Environmental Conditions. Tenant shall not cause, nor permit, any hazardous or toxic substances to be brought upon, produced, stored, used, discharged or disposed of in, on or about the Property with except as used in the ordinary course of Tenant’s business and then only in compliance with all applicable environmental laws. Landlord agrees to indemnify, defend, and hold harmless Tenant for any (i) violation of federal, state, or local law, ordinance, or regulation resulting from any environmental condition in or about the Property occurring prior to the Commencement Date of this Lease caused or created by Landlord; or (ii) personal injury or property damages resulting from the presence, storage or generation of any hazardous substances on or about the Property caused by Landlord or any party under Landlord’s reasonable control. ARTICLE IV. USE and SIgnage

C-1 - 7 52848530.2 4.1 Use of Property. Tenant covenants and agrees, so long as this Lease remains in force, to use the Property for the Permitted Use. 4.2 Signs. Tenant shall be entitled to have its name displayed on all building standard signage, including, but not limited to, monument signage, if available. Tenant shall be entitled to any additional signage provided such signage is in compliance with applicable local law requirements. ARTICLE V. CONDITION OF PREMISES, MAINTENANCE, and CASUALTY 5.1 Maintenance. (a) Tenant’s Obligation. Tenant shall, throughout the Term, preserve in good working order (subject to ordinary wear and tear and damage by fire or other casualty) and maintain and perform all maintenance, repairs and replacements to the Building and/or the Property, except those portions that are the Landlord’s obligation as set forth in Section 5.1(b) below, as set forth and otherwise in compliance with applicable state statutes and regulations governing health care facilities (including, but not limited to, any applicable federal or state requirements), and to otherwise keep the Property in a reasonably safe and serviceable condition. (b) Landlord Obligation. Landlord and Tenant hereby agree that Landlord shall, without limitation, perform all maintenance, repairs and replacements to the Building and/or the Property that are Capital Expenses, including but not limited to the structural portions of the Building and all equipment and systems serving the Building and/or the Property. 5.2 Disposal of Hazardous Materials or Infectious Waste. It shall be Tenant’s responsibility to dispose of any hazardous material and infectious waste (as such terms are defined by applicable federal, state, and local environmental laws and shall specifically include but not be limited to, without limitation, all radioactive materials, bulk blood, and blood products; cultures or specimens from medical, pathological, pharmaceutical, research, commercial, and industrial laboratories; human tissues, organs, body parts, secretions, blood, and body fluids removed during surgery and autopsies; the carcasses and body parts of all animals exposed to pathogens in research, used in the vivo testing of pharmaceuticals or that died of known or suspected infectious diseases; needles, syringes, and scalpel blades) from the Property. To this end, Tenant shall see to it that all such hazardous material and infectious waste are temporarily stored on the Property in a manner consistent with applicable laws and approved by Landlord. Tenant shall be responsible for all costs and expenses associated with such removal. Tenant shall not cause or permit any hazardous materials or infectious waste to be disposed on, under, or about the Property or Landlord’s surrounding property. Tenant shall not place or permit to be placed any hazardous materials or infectious waste in any trash dumpster or other garbage collection bin provided by Landlord for the disposal of non-infectious waste or garbage.

C-1 - 8 52848530.2 5.3 Rules and Regulations. Tenant and Tenant’s agents, employees, invitees, and visitors shall comply fully with the rules and regulations attached hereto are hereby incorporated into this Lease as Exhibit B (“Rules and Regulations”). The Rules and Regulations may be changed or amended by Landlord in its reasonable judgment at any time and from time to time, provided that such changes do not materially diminish the right of Tenant or increase Tenant’s obligations under this Lease. 5.4 Right of Landlord to Inspect and Repair. Landlord and its agents, employees, and independent contractors shall have the right to enter the Property upon at least twenty-four (24) hours prior notice (except in cases of emergency) to perform its obligations under this Lease or examine the Property only in accordance with the terms of this Lease, including, but not limited to, this Section 5.4. Landlord may perform routine maintenance and repairs during regular business hours upon reasonable prior notice to Tenant. Except in the case of an emergency, if Landlord is required to do any major repair or maintenance work that is likely to interrupt Tenant’s operations at the Property, Landlord will use commercially reasonable efforts to perform such work after-hours. Landlord shall be liable for all loss, damage, or injury to person or property and shall indemnify and hold Tenant harmless from all claims, losses, costs, expenses, and liability, including reasonable attorney’s fees resulting from Landlord’s entry except to the extent caused by the negligence or intentional acts of Tenant or its employees. Landlord acknowledges that Tenant is required by law to protect the privacy rights of its patients pursuant to: (i) the Administrative Simplification Requirements of the Health Insurance Portability and Accountability Act of 1996, as amended (“HIPAA”) and the regulations promulgated thereunder, including, the Standards for Privacy of Individually Identifiable Health Information and the Security Standards for the Protection of Electronic Protected Health Information (45 C.F.R. Parts 160 and 164); and (ii) the security and privacy provisions of the American Recovery and Reinvestment Act (“ARRA”), including the Health Information and Technology for Economic and Clinical Health Act (“HITECH”), and the regulations promulgated thereunder, as all of these may be amended from time to time. Accordingly, except in the case of an emergency, Landlord’s right to enter the Property and to make alterations, repairs, replacements, improvements, or additions to the Property shall be subject to reasonable advance written notice to Tenant; provided, however, such advance written notice shall not be less than twenty-four (24) hours prior to entry. Tenant, in its sole discretion, may require Landlord to be accompanied by an authorized employee or agent of Tenant at all times when Landlord requires access to the Property to ensure such Landlord access does not interfere with Tenant’s obligations to protect the privacy rights of its patients as described above. Landlord shall not make any material modifications to the Property (including, without limitation, the parking areas, driveways, and walks) without Tenant’s prior written consent, such consent not to be unreasonably withheld, conditioned, or delayed. 5.5 Nuisance. Tenant shall not commit any waste, or create, maintain, or suffer or permit to be created or maintained, any nuisances in or about the Property, including, but not limited to, loud noises, sound effects, offensive odors or chemicals, smoke, and dust. Should Landlord materially impair Tenant’s ability to use the Property for the Permitted Use, including but not limited to any activity that involves loud noises, sound effects, offensive or chemical odors, smoke, or dust, or is otherwise a nuisance, and the disruption continues for in excess of thirty (30) days after notice to Landlord from Tenant, Tenant shall have the right to either (a)

C-1 - 9 52848530.2 terminate this Lease, without any additional notice or cure period required under Section 9.3, upon sixty (60) days’ written notice specifying the effective date of Tenant’s termination [OPTIONAL: together with a termination fee equal to three (3) months’ rent] and the parties shall be relieved of all further obligations under this Lease, except those that expressly survive such termination, or (b) implement such control measures as it deems reasonable to isolate Tenant from such noise, odors, smoke, dust, or other nuisance, at Landlord’s sole cost and expense, as determined by Tenant in Tenant’s commercially reasonable discretion. 5.6 Parking. Tenant and Tenant’s employees and invitees shall have the exclusive right to park in the parking areas situated for the Property at no additional cost to Tenant. 5.7 Certain Rights Reserved To Landlord. Landlord reserves the following rights, each of which Landlord may exercise following reasonable prior written notice to Tenant, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant’s use or possession of the Property and shall not give rise to any claim for set off or abatement of rent or any other claim: (a) to make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Property, and for such purposes, on reasonable advance notice (except in an emergency), to enter upon the Property in accordance with Section 5.4 of this Lease, temporarily close doors, corridors, and other areas on the Property and interrupt or temporarily suspend services, provided that Landlord shall schedule such work so as to minimize interference with Tenant’s business; (b) to retain at all times, and to use in appropriate instances, keys to all doors within and associated with the Property; provided that, except in the event of an emergency threatening injury to persons or damage to property, Landlord agrees to give Tenant reasonable prior notice of any entry onto the Property; (c) to show or inspect the Property at reasonable times and, if vacated or abandoned, to prepare the Property for re-occupancy subject to the access provisions of this Lease; and (d) to install, use, and maintain in and through the Property, pipes, conduits, wires, and ducts serving the Property, provided that such installation, use, and maintenance does not unreasonably interfere with Tenant’s use of the Property.

C-1 - 10 52848530.2 ARTICLE VI. IMPROVEMENTS & FIXTURES 6.1 Alterations or Improvements. Tenant is prohibited from making any alterations or improvements to the Property without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. In the event Tenant proposes to make any alteration, Tenant shall, prior to commencing such alteration, submit to Landlord for prior written approval: (i) plans and specifications; (ii) names, addresses and copies of contracts for all contractors; (iii) all necessary permits evidencing compliance with all applicable governmental rules, regulations and requirements; and (iv) certificates of insurance in form and amounts required by Landlord. Tenant shall pay the entire cost of the alteration. Each alteration shall be performed in a good and workmanlike manner, in accordance with the plans and specifications. In addition, each alteration shall be performed in compliance with all applicable governmental and insurance company laws, regulations and requirements. Upon the completion of such alterations or improvements, Tenant shall deliver, if applicable, final “as-built” drawings to Landlord. Notwithstanding the foregoing, Tenant may make alterations of a purely non- structural, decorative nature without Landlord’s prior written consent if such alterations do not (a) require the issuance of a building permit, (b) affect the base building mechanical, electrical or plumbing systems or equipment in the Building, and (c) exceed an aggregate total cost of $50,000. In no event shall Landlord charge Tenant a construction oversight supervisory fee for such alterations or improvements. 6.2 Improvements to Landlord’s Property. All alterations and improvements that are affixed to the Property (but specifically excluding Tenant’s personal property, trade fixtures, equipment and furniture) shall remain in place at the Property and become property of Landlord when the Term expires. 6.3 Removal of Trade Fixtures. After the expiration or termination of this Lease, at no charge to Tenant, Tenant shall have the right to remove any trade fixtures, equipment, furniture, and fixtures, provided that Tenant restores the Property at Tenant’s expense promptly after such removal to the condition in which it was delivered to Tenant, acts of God, Landlord, and Landlord’s agents, representatives, employees, independent contractors or invitees, condemnation, ordinary wear, and tear, and events of casualty excepted. This right of removal shall not include the right to remove any plumbing, wiring, linoleum, or carpeting glued to the floor, unless the same is replaced. 6.4 Liens. Upon completion of any alteration that require Landlord’s consent, Tenant shall promptly furnish Landlord with sworn owner’s and contractors’ statements and full and final waivers of lien covering all labor and materials included in such alteration. Tenant shall not permit any mechanic’s lien to be filed against the Property, or any part thereof, arising out of any alteration performed by or on behalf of Tenant. If any such lien is filed, Tenant shall within sixty (60) days thereafter have such lien released of record or deliver to Landlord a bond or title insurance in form, amount, and issued by a surety or title insurance company reasonably satisfactory to Landlord. 6.5 Improvement Allowance. During the Initial Term, Tenant shall be entitled to a tenant improvement allowance (“Improvement Allowance”) in the amount of Four and 00/100

C-1 - 11 52848530.2 Dollars ($4.00) per square foot of the Premises for Tenant’s actual costs relating to the design, permitting and construction of Tenant's improvements (“Improvements”). Upon written request of Tenant and provided that no Event of Default (as defined in Section 9.1 below) has occurred and is continuing, Landlord shall pay all or any portion of the Improvement Allowance to Tenant, within thirty (30) days after Landlord’s receipt of (a) paid invoices from the Tenant’s contractors and (b) lien waivers/releases relating to the work that has been completed. If the actual cost of the Tenant Improvements is expected to exceed the Improvement Allowance (“Excess Costs”), Tenant will notify Landlord prior to commencement of the Improvements and, subject to Landlord’s reasonable approval, and at Tenant’s election, the Excess Costs will be amortized over the remaining portion of the Initial Term at an interest rate of nine percent (9%), payable in equal monthly installments as Additional Rent, or will be paid by Tenant. ARTICLE VII. INDEMNITY, insurance, casualty, and condemnation 7.1 Indemnities. (a) Tenant’s General Indemnity of Landlord. Tenant agrees to defend, indemnify, and hold harmless Landlord and its agents and employees, from and against any and all liability, losses, suits, claims, demands, and actions for personal injury, including, but not limited to, death and property damage, and all costs and expenses associated therewith (including but not limited to reasonable attorneys’ fees) for (i) injuries to any persons and damage to or theft, misappropriation, or loss of property occurring on the Property and (ii) any breach, violation, or non-performance of any obligation of Tenant hereunder; provided, however, that Tenant shall not indemnify Landlord or its agents or employees, from or in respect of any claim or matter which results from the (y) negligence or willful act or omission of Landlord or any of its shareholders, directors, officers, servants, clients, customers, invitees, licensees, tenants, guests, agents, or employees or (z) breach or default by Landlord in the performance of its obligations under this Lease. (b) Landlord’s General Indemnity of Tenant. Landlord agrees to defend, indemnify and hold harmless Tenant and its agents and employees, from and against any and all liability, losses, suits, claims, demands, and actions for personal injury, including, but not limited to, death and property damage, and all costs and expenses associated therewith (including but not limited to reasonable attorneys’ fees), for (i) injuries to any persons and damage to or theft, misappropriation or loss of property occurring in or about the Property and (ii) any breach, violation, or non-performance of any obligation of Landlord hereunder; provided, however, that Landlord shall not indemnify Tenant or its agents or employees from or in respect of any claim or matter which results from the (y) negligence or willful act or omission of Tenant or any of its shareholders, directors, officers, servants, clients, customers, invitees, licensees, guests, agents, or employees or (z) breach or default by Tenant in the performance of its obligations under this Lease. 7.2 Tenant’s Insurance. Tenant, at Tenant’s expense, shall procure and maintain, during the Term of this Lease, comprehensive general liability insurance with limits of not less than $1,000,000 for personal injury (including death) and $500,000 for property damage, and

C-1 - 12 52848530.2 professional liability insurance covering the risk of personal injury or death with limits of not less than $1,000,000 per occurrence and $3,000,000 in the aggregate or the professional liability coverage required under the laws of the state in which the Property is located. Tenant shall procure and maintain property insurance with extended coverage and business interruption protection (as well as cause subtenants of the Property to carry such insurance) in the amount of the full replacement value of all Tenant’s personal property, equipment, and leasehold improvements made by Tenant, insuring against all loss and damage resulting from fire, all other perils covered by “special perils” coverage The policy or policies shall be issued by a company or companies licensed to do business in the state in which the Property is located and shall name Landlord as an additional insured. Tenant shall deliver to Landlord certificates for all insurance policies required to be maintained by Tenant within thirty (30) days after Landlord’s written request. Tenant may elect to carry its insurance pursuant to a captive-carrier or self-insurance program [subject to customary and reasonable requirements to be established]. [CHI’s risk department to review this section; additional discussion needed.] 7.3 Landlord’s Insurance. Landlord shall cause to be maintained, during the Term, with solvent and responsible companies qualified to do business in the state in which the Property is located and in good standing: (i) commercial property insurance with special causes of loss coverage for the Property in an amount equal to one hundred percent (100%) of the full replacement value of the Building (excluding the value of improvements installed by Tenant), with no exclusions or limitations not generally accepted by owners of comparable buildings in the area of the Property and extended coverage endorsements, including, without limitation, rental interruption coverage; and (ii) commercial general liability insurance covering injuries occurring on the Property, which shall provide for a combined coverage for bodily injury and property damage in an amount not less than $1,000,000 per occurrence and $3,000,000 in the aggregate. Landlord shall deliver to Tenant certificates for all insurance policies required to be maintained by Landlord within thirty (30) days after Tenant’s written request. 7.4 Waiver of Subrogation. Landlord and Tenant hereby release each other and each other’s agents and employees of liability and responsibility, and each waives its entire claim of recovery, for: (i) any loss or damage to the real or personal property of each other covered by insurance (or self-insurance) actually maintained, or required to be maintained under this Lease, by the party granting the release; and (ii) any loss relating to business interruption at the Property. The foregoing releases shall be applicable even though the loss or damage may have been caused by the negligence of the party hereby released, it being understood that each party shall look solely to its own insurance (or self-insurance) in the event of any such loss or damage. Notwithstanding the foregoing release provisions, Landlord and Tenant agree that such releases shall not apply to any loss or damage that results from Landlord or Tenant, as applicable, breaching its maintenance and repair obligations under this Lease. Landlord and Tenant shall cause their respective insurance companies to consent to such releases and to include a waiver of subrogation endorsement in each of their insurance policies. [CHI’s risk department to review this section; additional discussion needed.] 7.5 Responsibility for Own Acts. Each party shall be responsible for its own acts and omissions and shall be liable for payment of that portion of any and all claims, liabilities, injuries, suits, and demands and expenses of all kinds that may result or arise out of any alleged

C-1 - 13 52848530.2 malfeasance or neglect caused or alleged to have been caused by such party and its employees, agents, contractors, or subcontractors in the performance or omission of any act or responsibility of such party under this Lease. In the event that a claim is made against both parties, it is the intent of both parties to cooperate in the defense of the claim and to cause their insurers to do likewise. Both parties shall, however, retain the right to take any and all actions they believe necessary to protect their own interests. The provisions of this Section shall survive the termination or expiration of this Lease. 7.6 Casualty Event. In the event of damage or destruction of the Property through a casualty event which makes the Property totally or partially unusable by Tenant for the intended purposes (a “Casualty”), then (a) if there is one (1) year or less left in the then current Term of this Lease, then either Tenant or Landlord may terminate this Lease by written notice to the other, and (b) if more than one (1) year is left on the then current Term of this Lease, then this Lease shall continue in effect provided that Landlord and Tenant determine, in their reasonable judgment that adequate insurance proceeds will be available to rebuild the Property and that such rebuilding can be accomplished in no more than one hundred eighty (180) days, otherwise this Lease shall automatically terminate as of the date of the Casualty and Base Rent and Additional Rent shall be apportioned as of the date of the Casualty and the parties shall have no further liability to each other under this Lease. In the event neither Landlord nor Tenant elect to terminate this Lease, then Landlord shall rebuild the Property in a diligent and timely manner as soon as possible, but in no event longer than such 180-day period following such Casualty pursuant to plans and specifications to be approved by Tenant, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant shall have the right to terminate this Lease, upon thirty (30) days’ written notice to Landlord, in the event of a Casualty, and any of the following occurs: (i) the time required for substantial completion of restoration is reasonably estimated to take more two hundred seventy (270) days from the date of the Casualty; (ii) Landlord has not commenced repairs and/or restoration within ninety (90) days from the date of such Casualty (provided Landlord has received insurance proceeds); or (iii) Landlord has not completed repairs and/or restoration within one hundred eighty (180) days after commencement of such repairs or restoration; upon which Base Rent and Additional Rent shall be apportioned as of the date of the Casualty. 7.7 Abatement of Rental. In event of a Casualty, a just and proportionate part of the Rent shall abate from the date of such Casualty until the Building has been repaired and restored. 7.8 Condemnation. In the event the whole or a portion of the Property is taken as a result of the exercise of the power of eminent domain or condemnation for public or quasi-public use or sale, then Landlord shall be entitled to receive and retain the amount awarded for such taking of the Property and for Landlord’s business loss. Tenant shall be entitled to receive and retain such amounts as may be allocable to the taking of its fixtures, equipment, personal property, and furniture and its leasehold improvements which are not Landlord’s property and for moving damages. Upon receipt of a notice of the eminent domain proceedings or condemnation, the party receiving such notice shall within thirty (30) days of receipt deliver a copy of such notice to the other party. Tenant and Landlord, at either party’s option, upon receipt of such notice, shall have the right to terminate this Lease effective as of the date of the taking of the Property by giving prior written notice to the other party.

C-1 - 14 52848530.2 ARTICLE VIII. COMPLIANCE REQUIREMENTS 8.1 Compliance Requirements. Landlord and Tenant acknowledge and agree to comply with the Compliance Requirements set forth below. (a) Compliance with CHI Standards of Conduct and Ethical and Religious Directives. Landlord acknowledges that Catholic Health Initiatives (“CHI”) is an owner of Tenant, and Tenant is subject to the “Ethical and Religious Directives for Catholic Health Care Services” (“Directives”) as promulgated by the United States Conference of Catholic Bishops, and as may be revised from time to time. As of the date of this Lease, the Directives are available at the following website: http://www.usccb.org. In addition, Tenant is obligated to follow the CHI Standards of Conduct and Ethics at Work publication (“CHI Standards”), a copy of which can be found on-line at: http://www.catholichealthinitiatives.org/corporate-responsibility. Landlord will do nothing under the terms of this Lease to cause Tenant or CHI to violate the Directives or the CHI Standards. In the event that Tenant or CHI determines in good faith that that Landlord has caused CHI to be non-compliant with its obligations pursuant to this Section and Landlord fails to correct or cure the cause of such violation within thirty (30) days after receipt of written notice, then CHI may cause Tenant to terminate this Lease upon written notice to Landlord. (b) Excluded Provider. Landlord hereby represents and warrants that neither Landlord nor any owner of Landlord is, or at any time has been, excluded from participation in any federally funded health care program, including Medicare and Medicaid. Landlord hereby agrees to notify Tenant immediately of any threatened, proposed, or actual exclusion of Landlord or any owner of Landlord from any federally funded health care program, including Medicare and Medicaid. In the event that Landlord or any owner of Landlord is excluded from participation in any federally funded health care program during the Term, or if at any time after the Commencement Date of this Lease it is determined that Landlord or any owner of Landlord is in breach of this Section, Tenant shall, as of the effective date of such exclusion or breach, automatically terminate this Lease. Landlord shall indemnify and hold harmless Tenant against all actions, claims, demands, and liabilities and against all loss, damage, costs, and expenses, including reasonable attorneys’ fees, due to the exclusion of Landlord or any owner of Landlord from a federally funded health care program, including Medicare or Medicaid or out of an actual or alleged injury to a person or to property as a result of the negligent, intentional act or omission, or criminal or fraudulent act of Landlord or any of Landlord’s employees, subcontractors, or agents providing services in connection with Landlord’s obligations under the Lease. (c) Compliance with Medicare Anti-Kickback, Self-Referral and Anti- Rebate Laws. To the extent the following is applicable, neither party shall engage in any activity prohibited by 42 U.S.C. §1395nn (42 Code of Federal Regulations, Part 411 (411.1 to 411.361)), 42 U.S.C. §1320a-7a and 42 U.S.C. Section 1320a-7b (42 Code of Federal Regulations, Part 1001 (1001.952(a) to 1001.1001)) or any other federal, state, or

C-1 - 15 52848530.2 local law or regulation relating to the referral of patients, including, without limitation, anti-rebating and self-referral prohibitions and limitations, as those regulations now exist or as subsequently amended, renumbered, or revised, nor shall either party associate or engage in similar activities with respect to any third party payors, including, but not limited to, soliciting or receiving, directly or indirectly, any compensation, in cash or in kind, or offering to pay any compensation to a third person in exchange for referring an individual to a person for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid or any other state or federally funded healthcare payment program. (d) Record Keeping. If, and to the extent that, 42 USC § 1395x(v)(1)(I) is applicable, until the expiration of four (4) years after the termination or expiration of this Lease, Landlord shall make available, upon written request by the Secretary of the Department of Health and Human Services, or upon request by the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, a copy of this Lease and such books, documents, and records as are necessary to certify the nature and extent of the costs of the services provided by Landlord under this Lease. To the extent applicable, Tenant shall be responsible for all facility-related record keeping for Joint Commission or Center for Medicaid and Medicare Services, or local or state healthcare agencies. The provisions of this Section shall survive the termination or expiration of this Lease. (e) Confidentiality. The parties hereto shall hold in confidence the information contained in this Lease and each of them hereby acknowledges and agrees that all information related to this Lease, not otherwise known to the public, is confidential and proprietary and is not to be disclosed to third persons without the prior written consent of each of the parties except: (a) to the extent necessary to comply with any law, rule, or regulation or the valid order of any governmental agency or any court of competent jurisdiction; (b) as part of its normal reporting or review procedure, to its auditors, and to its attorneys; (c) to the extent necessary to obtain appropriate insurance, to its insurance agent; or (d) as necessary to enforce its rights and perform its agreements and obligations under this Lease. Landlord shall treat all non-public information obtained as part of this engagement as confidential and shall not, without written authorization from Tenant, release or share such information with any third party, except as may be required by law. Landlord agrees that, prior to reporting any actual or perceived violation of law to any governmental entity, even if required by law to do so, Landlord will first exercise reasonable efforts to discuss any potential legal or compliance matter with Tenant’s Corporate Responsibility Officer and CHI Legal Counsel and, unless otherwise required by law, provide Tenant with an opportunity to investigate and appropriately report any compliance matter brought to Tenant’s attention by Landlord. The provisions of this Section shall survive the termination or expiration of this Lease. (f) Jeopardy. Notwithstanding anything to the contrary contained in the Lease, in the event the performance by either party hereto of any term, covenant, condition, or provision of this Lease jeopardizes the licensure of Tenant or an affiliate of Tenant, its participation in or the payment or reimbursement from, Medicare, Medicaid program, Blue Cross, or other reimbursement or payment programs, or its full

C-1 - 16 52848530.2 accreditation by the Joint Commission, as applicable, or any other state or nationally recognized accreditation organization, or the tax-exempt status of Tenant or an affiliate of Tenant, any of its property or financing (or the interest income thereon, as applicable), or will prevent or prohibit any physician, or any other health care professionals or their patients from utilizing Tenant or any of its services, or if for any other reason said performance should be in violation of any statute, ordinance, or be otherwise deemed illegal, or be deemed unethical by any recognized body, agency, or association in the medical or hospital fields, Landlord and Tenant shall initiate good faith negotiations to resolve the matter through amendments to this Lease. If the matter cannot be resolved by amendments to this Lease, as reasonably and mutually determined by Landlord and Tenant, then Tenant may, at its option, terminate this Lease. (g) Health Care Regulatory Requirements. To the extent the following is applicable, and to the extent Landlord or any owner of Landlord is a physician, the parties hereto acknowledge and agree that (a) the Property leased hereunder do not exceed that which are reasonable and necessary for Tenant’s legitimate business purpose and are used exclusively by Tenant during the Term; (b) the rental charges over the Term are set in advance, are consistent with fair market value, and are not determined in a manner that takes into account the volume or value of any referrals or other business generated between the parties; and (c) this arrangement would be commercially reasonable even if no referrals were made between the parties. Nothing in this Lease, whether written or oral, nor any consideration in connection herewith requires the referral of any patient. This Lease is not intended to influence the judgment of Tenant in choosing the medical facility appropriate for the proper treatment of patients. Tenant shall not receive any compensation or remuneration in exchange for referrals. The parties hereto support a patient’s right to select the medical facility of his or her choice. The parties specifically do not intend to violate the federal (or any state’s versions of the) Stark Law and Anti-Kickback Statute and intend to meet the requirements of the Lease Exception set forth at 42 CFR 411.357(a), and to the extent possible, of the Lease Safe Harbor set forth at 42 CFR 1001.952(b). (h) No Referral Obligation. To the extent applicable, and to the extent Landlord or any owner of Landlord is a physician, nothing in the Lease shall be construed to require Landlord to refer patients to Tenant or to require Tenant to refer patients to Landlord. (i) Financial Relationship. Landlord certifies that, as of the Commencement Date of the Lease, no member of his or her immediate family (or if Landlord is a corporate entity, then no principal of Landlord has a member of his or her immediate family that) has entered into a financial relationship, including an employment relationship, with Tenant or an affiliate of Tenant related to the provision of designated health services as defined in Section 1877 of the Social Security Act or that, if such relationship exists, it has been disclosed to and approved by Tenant. Landlord agrees to give Tenant five (5) business days written notice in the event such a relationship is created during the Term of the Lease. For purposes of this paragraph, “immediate family” is defined to mean spouse; natural or adoptive parent, child or sibling; stepparent, stepchild, stepbrother, stepsister; father-in-law, mother-in-law, daughter-in-law, son-in-

C-1 - 17 52848530.2 law, brother-in-law, sister-in-law; grandparent, grandchild and spouse of a grandparent or grandchild. (j) Compliance with Environmental Laws. Tenant shall cause the Property to comply with all applicable environmental laws and governmental requirements; provided, however, in the event the non-compliance pre-existed the date of this Lease first above written, the cost of compliance shall be Landlord’s sole cost and expense, and shall not be included as part of the Operating Expenses. Tenant shall at its own cost and expense be responsible for obtaining and maintaining all environmental and other licenses and permits necessary in connection with its use of the Property. In addition, Tenant shall furnish Landlord with a copy of any and all citations, orders, reports, subpoenas, or requests regarding the Property from any federal, state, or local governmental authority and a copy of any and all information, documents, or reports submitted to any federal, state, or local governmental authority by or on behalf of Tenant regarding the Property. All notices and reports shall be furnished to Landlord as soon as practical, and in no event later than five (5) days after Tenant’s receipt of such notice or the occurrence of the event which triggers the reporting obligation. Nothing in this Lease shall lessen any duty imposed on Tenant by federal, state, or local laws, regulations, rules, or ordinances. (k) Equal Employment Opportunity. By acceptance of this Lease, Landlord and Tenant represent and warrant to each other that unless exempted under the terms of these applicable laws, they will comply with the provisions of Executive Order 11246, as amended, and 41 C.F.R. § 60-1.4(a); the Rehabilitation Act of 1973, as amended, and 41 C.F.R. § 60-741.5(a); the Vietnam Era Veterans’ Readjustment Assistance Act, as amended; and 29 C.F.R. § 60-250.5(a); and Executive Order 13496 and 29 C.F.R. Part 471, Appendix A to Subpart A. (l) Compliance with All Laws. Each party warrants that any use of the Property and any services to be provided hereunder, whether by either party directly or by an approved subtenant, shall fully comply with all applicable federal, state, and local statutes, laws, rules, and regulations now in effect or hereafter enacted or passed during the Term, and that it shall be deemed a material default of this Lease if either party shall fail to observe this requirement. If such a breach is not cured in accordance with this Lease, the other party may terminate this Lease without penalty and without limiting any other rights and remedies set forth in this Lease. Specifically, but not by way of limitation, each party warrants that any use of the Property and any service to be provided hereunder shall comply with all applicable statutes, laws, rules, regulations, and accreditation standards and requirements of Medicare or Medicaid or other federal or state health programs, The Joint Commission, as applicable, the Health Insurance Portability and Accountability Act of 1996 and all regulations promulgated thereunder (“HIPAA”), the Health Information Technology for Economic and Clinical Health Act of 2010, 42 U.S.C. §§ 17921 and 17931 et. seq. (“HITECH ACT”), the National Committee for Quality Assurance, as applicable, and updates to incorporate any changes to such statutes, laws, rules, regulations, standards, and requirements.

C-1 - 18 52848530.2 (m) Prohibition on Child Labor and Human Trafficking. Each Party warrants and represents that it shall comply with all federal and state labor and employment laws, and executive orders as applicable and specifically those regarding child labor, procuring commercial sex, using forced labor and human trafficking. This includes but is not limited to the Trafficking Protection Act of 2000, Executive Order - Strengthening Protections Against Trafficking in Persons in Federal Contracts, Federal Acquisition Regulations (FAR), the provisions of the International Labor Organization’s (“ILO”) Minimum Age Convention (No. 138), 1973, and any other laws or regulations that prohibit any form of human trafficking, commercial sex, forced labor, child labor or other exploitation of children in the manufacturing, delivery or provision of products/devices, items or services and as each may be amended from time to time. In addition, in connection with any International Organization for Standardization (“ISO”) certification, the Parties represent and warrant that as applicable each complies with the Social Accountability Guidelines pursuant to which a Party disqualifies any site that uses unacceptable manufacturing practices, such as child labor, forced labor or unsafe or unsanitary working conditions or trafficking of persons as defined by the Trafficking Protocol (United Nations General Assembly, Protocol to Prevent Suppress and Punish Trafficking in Persons, Especially Women and Children, Supplementing the United Nations Convention Against Transnational Organized Crime, 15 November 2000, available at http://www.unhcr.org/refworld/docid/4720706c0.html). Landlord acknowledges CHI’s efforts on human trafficking found at http://www.catholichealthinit.org/human-trafficking-how-you-can-help and represents and warrants to CHI that it undertakes periodic inspections of any Subcontractor and manufacturer involved in the provision of its products/devices, items or services hereunder to ensure compliance with the foregoing. Landlord agrees upon request to provide CHI with evidence and/or recordkeeping of its compliance with this provision. ARTICLE IX. Default, termination and surrender 9.1 Tenant Default and Termination. (a) Termination upon Default by Tenant; Landlord Reentry. Tenant shall be in default of Tenant’s obligations under this Lease, and Landlord shall have the right, at Landlord’s option, to terminate this Lease, or retake possession without terminating this Lease, in the event that any of the following occur (each, an “Event of Default”): (i) Tenant fails to pay any undisputed payment of Rent when due and such failure continues without cure for ten (10) days after written notice by Landlord to Tenant setting forth the payment default. (ii) Tenant fails in the performance of any material covenant, agreement, obligation, or condition in this Lease and such failure continues without cure for thirty (30) days after written notice by Landlord to Tenant setting forth the nature of default, or if the nature of the default is such that it cannot reasonably be cured within thirty (30) days, if Tenant fails to take prompt and

C-1 - 19 52848530.2 diligent steps to begin to cure the default within such thirty (30) days or fails to prosecute such steps with reasonable diligence to completion; or (iii) Tenant files bankruptcy or has an involuntary bankruptcy proceeding initiated against it (and same are not dismissed within sixty (60) days), makes an assignment for the benefit of creditors, or otherwise seeks protection under state or federal debtor relief laws. Upon any termination of this Lease due to an Event of Default, Tenant shall quit and surrender the Property to Landlord. Whether or not Landlord elects to terminate this Lease, Landlord may thereafter reenter the Property and remove all persons and property therefrom by any suitable action or proceedings at law or in equity or by force or otherwise without being liable for prosecution or in damages therefor and repossess and enjoy the Property together with all additions, alterations, and improvements; provided, however, Tenant may elect to remove from the Property all personal property, equipment, furniture and fixtures. Termination under this paragraph shall not relieve Tenant from the payment of any sum then due to Landlord, or from any claim for damages previously accrued, or then accruing, against Tenant. (b) Re-letting; Tenant’s Liability. Upon such reentry Landlord shall use commercially reasonable efforts to repair, alter, remodel, and/or change the character of the Property as Landlord may see fit and/or re-let the Property in whole or in part as the agent of Tenant or otherwise in the name of Landlord or of Tenant, as Landlord shall determine, for all or any part of the unexpired initial Term or Renewal Term of this Lease. Notwithstanding anything set forth herein to the contrary, Landlord hereby agrees to take such measures as are reasonably necessary to mitigate the damages recoverable as a result of a Tenant default. Landlord may receive its rents therefor, applying the same first to the payment of such reasonable expenses as Landlord may have incurred in entering, dispossessing, re-letting, repairing, or altering the Property, and then to the fulfillment of the covenants of Tenant herein, including, but not limited to, Rent then due under this Lease, retaining any balance until the date the term of the initial Term or Renewal Term, as applicable, would otherwise have expired as security for the payment of all obligations of Tenant which may arise and be unpaid during such period. If Landlord, after such reentry, shall be unable to obtain sufficient rent from the Property to pay the amount of the expenses, in addition to the payment of the rent then due under this Lease and fulfillment of covenants of Tenant herein, Tenant shall pay to Landlord at the end of each month during the remainder of the Term the difference between the rent actually received by Landlord and the sum of the rent reserved hereunder and the expenses. In attempting to re-let the Property Landlord, in its reasonable discretion, shall determine (i) whether or not a proposed tenant is suitable and acceptable and (ii) the reasonableness of the rent to be paid by such tenant. (c) Other Remedies. Upon an Event of Default which is not cured within the applicable notice and cure periods, Landlord may, but shall not be obligated to, perform any obligation of Tenant under this Lease; and, if Landlord so elects, all costs and expenses paid by Landlord in performing such obligation, together with interest at the Default Rate (defined below), shall be reimbursed by Tenant to Landlord within thirty

C-1 - 20 52848530.2 (30) days following demand. Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity, except for the right to seek consequential damages which is hereby waived by Landlord, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. (d) Holding Over. If Tenant retains possession of the Property after the Expiration Date, Tenant shall pay Base Rent during such holding over at one hundred percent (100%) of the Base Rent in effect immediately preceding such holding over for the first month of holdover, and thereafter at one hundred twenty-five percent (125%) of Base Rent in effect immediately preceding such holding over, computed on a monthly basis for each month or prorated for each partial month that Tenant remains in possession. The provisions of this Section do not waive Landlord’s right of re-entry or right to regain possession by actions at law or in equity or any other rights hereunder, and any receipt of payment by Landlord shall not be deemed a consent by Landlord to Tenant’s remaining in possession or be construed as creating or renewing any lease or right of tenancy between Landlord and Tenant. If Tenant shall default in so surrendering the Property, Tenant’s occupancy subsequent to such expiration or termination shall be deemed to be that of a tenant at will, and in no event, from month to month, shall be subject to all the terms, covenants, and conditions of this Lease applicable thereto, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over. Notwithstanding anything contained in this Lease to the contrary, in the event any applicable federal, state, or local law, code, or regulation, including, without limitation, applicable healthcare laws, codes, or regulations, limit the period of any such holdover, Landlord and Tenant shall comply therewith. Notwithstanding the foregoing, if an Event of Default occurs pursuant to which Landlord enters and retakes possession of the Property, and any Health Information or Individually Identified Health Information (“PHI”), as defined pursuant to 45 CFR 160.103, is at the Property at the time of such entry and retaking, Landlord shall promptly relinquish possession of all such PHI to Tenant or Tenant’s legal representative and Landlord hereby relinquishes all claims to such PHI and shall comply with the provisions of Section 8.1(l). 9.2 Surrender. Tenant shall surrender the Property to Landlord at the expiration of the term or termination of this Lease in a good condition, except for ordinary wear and tear and damage by fire or other casualty. 9.3 Landlord Default. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord’s part to be performed, and such failure is not corrected within thirty (30) days of delivery of written notice thereof by Tenant, Tenant may (a) bring a suit for specific performance and damages, (b) perform any such covenant, term, or condition to be performed under this Lease by Landlord. If there is not an on-site property manager and an emergency exists that threatens person or property and requires immediate intervention to prevent further loss, then Tenant may take such measures as are reasonably necessary to prevent further loss and stabilize the emergency. In the event that Landlord fails to make any routine

C-1 - 21 52848530.2 repairs to the Property and such failure affects Tenant’s ability to do business on the Property, then Tenant may proceed to make the repairs that Landlord failed to make. Landlord shall reimburse to Tenant the reasonable cost of such activities within thirty (30) days following receipt of Tenant’s written request for reimbursement (“Reimbursement Request”). If Landlord fails to timely pay the Reimbursement Request, then Tenant may thereafter offset such amounts with interest accruing at 8% per annum (the “Default Rate”) against next accruing monthly installments of Additional Rent until paid in full. ARTICLE X. MISCELLANEOUS 10.1 Non-Waiver. Landlord shall not by receiving partial payments of Rent in arrears be deemed to have waived any rights herein for non-payment of Rent or for any other default on the part of Tenant. No waiver or failure to enforce any of the provisions, terms, conditions, or obligations herein or failure to declare a default hereunder by Landlord shall be construed as a waiver of any subsequent breach of such provisions, term, condition, or obligation, or of any other provision, term, condition, or obligation hereunder, whether the same or different in nature. No extension of time for performance of any obligations or acts shall be deemed an extension of time for performance of any other obligations or acts. In addition to all of the remedies granted Landlord herein, Landlord shall also have the right to invoke any remedy available at law or in equity to enforce Landlord’s rights hereunder, except for the right to seek consequential damages which Landlord hereby waives, as if re-entry and other remedies were not herein provided for. 10.2 Unavoidable Delays. If either party be delayed or prevented directly or indirectly from performing any of its obligations hereunder (other than monetary obligations or performance by such party’s contractors, subcontractors or laborers) because of fire, strikes, acts of God, or other labor troubles, or for any other reason beyond such party’s reasonable control, such party shall incur no liability to the other party as a result thereof, and the period of such delay or prevention shall be deemed added to the time herein or otherwise provided for such performance. 10.3 Assignment and Subletting. Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, or otherwise transfer all or any part of its interest in or rights with respect to the Premises or its leasehold estate (collectively, “Assignment”), or permit all or any portion of the Premises to be occupied by anyone other than itself or sublet all or any portion of the Premises (collectively, “Sublease”) without Landlord’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Tenant shall, without Landlord’s prior consent, have the right to assign or sublease the Premises, or any portion thereof, during the Term of the Lease to entities under the common control or operation of Catholic Health Initiative, or to any affiliate or parent entity of Tenant, or to other entities acquiring Tenant or Catholic Health Initiative, or any subsidiary of Tenant or Catholic Health Initiative’s interest in the hospital with which Tenant is affiliated (each a “Permitted Transfer”). 10.4 Other Charges. All charges against Tenant by Landlord accruing under this Lease shall be treated as Rent due under this Lease and shall be payable at the time and in the manner specified in this Lease or in any notice from Landlord to Tenant.

C-1 - 22 52848530.2 10.5 Limitation on Landlord’s Liability. Landlord’s liability under this Lease shall be limited to Landlord’s equity interest in the Building (including all rents, issues, profits and insurance proceeds therefrom). No judgment rendered against Landlord shall give rise to any right of execution or levy against Landlord’s other assets. No individual who is Landlord or any member or partner of any joint venture, tenancy in common, firm, partnership or other form of joint ownership that is Landlord, or their heirs, personal representatives, executors, successors and assigns, shall have any personal liability to Tenant, or to any person claiming under or through Tenant, for any amount or in any capacity. Upon Landlord’s sale or transfer of its interest in the Building in which the Property is located, Landlord shall be released from all further liability under this Lease accruing subsequent to such sale, provided that the party acquiring such interest in the Building has assumed the obligations of the Landlord under this Lease accruing subsequent to such sale. Notwithstanding anything to the contrary contained in this Lease, at no time shall Landlord encumber Landlord’s interest in the Building with indebtedness in an amount greater than sixty-five percent (65%) of the then-current value of the Building without Tenant’s prior written consent. 10.6 Notices. All notices herein provided for shall be in writing and shall be deemed given when sent by registered or certified mail, postage prepaid, return receipt requested, and deposited in the mail address or by national next business day delivery service (e.g., Federal Express) (a) to Landlord at the location set forth below, or (b) to Tenant at the address of the Property with a copy to the location set forth below. If to Landlord: If to Tenant: With a copy to: Catholic Health Initiatives Attn: Corporate Real Estate Dept. 198 Inverness Drive West Englewood, Colorado 80112 Either party may change its address for purpose of notice, by written notice given in like manner as herein provided. 10.7 Exhibits. All exhibits and addenda attached hereto are hereby incorporated into this Lease and shall be a part hereof whether or not they are specifically referred to herein. 10.8 Waiver of Notice. Tenant waives any and all notices required by law, other than such notices as may be specifically required in this Lease. 10.9 Entire Agreement. This Lease contains the entire agreement between the parties with respect to the subject matter herein and all prior written and verbal understandings and

C-1 - 23 52848530.2 agreements are merged herein, and this Lease may not be altered, changed, or amended, except by an instrument in writing, signed by both parties hereto. 10.10 Successors Bound. The covenants, conditions, and agreements contained in this Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns and to Tenant, and, subject to Section 9.4, to Tenant’s successors and assigns. 10.11 Covenant of Quiet Tenant Possession. Landlord covenants that Tenant shall have access to the Property twenty-four (24) hours per day, three hundred sixty-five (365) days per year, and Tenant shall peacefully and quietly hold and enjoy the Property without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through, or under Landlord for the Term of this Lease and any extensions thereof. 10.12 Partial Invalidity. In the event that any provision or part of a provision of this Lease is held invalid or unenforceable by any court or other lawful forum, such provision shall be ineffective only to the extent that it is in contravention of applicable laws without invalidating the remaining provision of this Lease, unless such invalidity or unenforceability would defeat an essential business purpose of this Lease. 10.13 Marginal Captions; Construction. The marginal captions in this Lease are for convenience only and are not intended to limit or amplify the terms and provisions of this Lease. Whenever the context admits or requires, words in the singular may be regarded as in the plural and vice versa and personal pronouns may be read as masculine, feminine, or neuter. 10.14 Intentionally Deleted. 10.15 Disputes. In the event of any dispute, litigation or other proceeding between Landlord and Tenant arising out of this Lease, each party shall be responsible for their own respective court costs and attorneys’ fees. 10.16 Survival. Whether specifically identified or not, the obligations of the parties under this Lease which by their nature or content would continue beyond the expiration or termination of this Lease shall survive any such expiration or termination and shall remain in effect and binding upon the parties until they have fulfilled all of their obligations hereunder and the statute of limitations shall not commence to run until the time such obligations have been fulfilled. 10.17 Governing Law. This Lease shall be governed by the laws of the state in which the Property is located applicable to agreements made and to be performed wholly within the state in which the Property is located, irrespective of such state’s choice of law principles. 10.18 Estoppel Certificate. Tenant agrees, upon written notice by Landlord, to execute, acknowledge, and deliver to Landlord, a statement in writing addressed to Landlord or other party designated by Landlord certifying that this Lease is in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the actual commencement and expiration dates of this Lease, stating the dates to which rent and other charges, if any, have been paid, and stating whether or not the

C-1 - 24 52848530.2 signor is aware of any default by either party under this Lease, without inquiry or investigation. Tenant shall deliver the statement to Landlord within such fifteen (15) business days of written request of the estoppel by Landlord. Landlord shall also deliver an estoppel to Tenant, upon written request thereof, as set forth above. 10.19 Subordination. This Lease is and shall be expressly subject and subordinate at all times to (a) any present or future ground, underlying, or operating lease of the Property, and all amendments, renewals, and modifications to any such lease, and (b) the lien of any present or future mortgage or deed of trust encumbering fee title to the Property and/or the leasehold estate under any such lease; provided that (and as a condition thereto), Landlord uses commercially reasonable efforts to obtain from existing (and shall obtain from all future) mortgage or deed of trust holders a commercially reasonable subordination and non-disturbance agreement that is satisfactory to Tenant, and does not adversely alter or negate any of Tenant’s rights and remedies granted under this Lease or applicable law. If any such mortgage or deed of trust to which Tenant has subordinated is foreclosed upon request of the mortgagee or beneficiary, as the case may be, Tenant will attorn to such party. 10.20 Tenant’s Financing. Notwithstanding anything to the contrary herein, Tenant shall be permitted to finance its personal property on the Property at any time during the Term and in connection therewith, Landlord hereby waives any liens, it may have, by statute or otherwise, on Tenant’s personal property in the Property to the liens granted by Tenant to any lender financing such personal property. Upon ten (10) business days’ request by Tenant, Landlord shall execute appropriate waiver agreements in connection with financing or leasing of any personal property within the Property by Tenant. 10.21 Financial Statements. Tenant shall provide to Landlord the following: (a) within thirty (30) days after the end of each calendar year during the Term, Tenant shall provide Landlord with its most recent financial statements for the applicable calendar year just completed, including operating statement and balance sheet (hereinafter referred to as “Financial Documents”), which Financial Documents shall be prepared by the Affiliate or its accountant in accordance with internal accounting principles and sound management practices consistently applied; and (b) promptly upon Tenant’s receipt thereof, copies of all written communications received by Tenant from any regulatory agency relating to (A) surveys of the Property for purposes of licensure, Medicare and Medicaid certification and accreditation which identify material violations or required changes relating to operation of the Property, and (B) any proceedings, formal or informal, with respect to cited deficiencies with respect to services and activities provided and performed at the Property, including patient and resident care, patient and resident activities, patient and resident therapy, maintenance, or the condition of the Property, and involving an actual or threatened warning, imposition of a material fine or a penalty, or suspension, termination or revocation of any Property’ license to be operated in accordance with its Permitted Use.

C-1 - 25 52848530.2 10.22 OFAC. Pursuant to United States Presidential Executive Order 13224 ("Executive Order") and related regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury, U.S. persons and entities are prohibited from transacting business with persons or entities who, from time to time, are determined to have committed, or to pose a risk of committing or supporting terrorist acts, narcotics trafficking, money laundering, and related crimes. Those persons and entities are identified on a list of Specially Designated Nationals and Blocked Persons (“List”), published and regulated by OFAC. The names, including aliases, of those persons or entities on the List (“Blocked Persons”) are updated frequently. In addition, OFAC enforces other Executive Orders which, from time to time, impose restrictions on transactions with, or involving, certain countries. Landlord and Tenant represent and warrant that neither party, nor to its respective knowledge, any of its respective officers, directors, shareholders, partners, members, or associates, and no other direct or indirect holder of any equity interest in such party, is acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, a Blocked Person, or other banned or blocked person, group, entity, nation or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by OFAC and that it is not engaged in this transaction, directly or indirectly, on behalf of, or instigating or facilitating this transaction, directly or indirectly, on behalf of any such person, group, entity, or nation. 10.23 Amendments. This Lease may be amended at any time by mutual agreement of the parties without additional consideration, provided that before any amendment shall become effective, it shall be reduced to writing and signed by each of the parties. 10.24 Remedies Cumulative. The various rights, options, elections, powers, and remedies of the respective parties hereto contained in, granted or reserved by this Agreement, are in addition to any others that said parties may be entitled to by law (except as expressly set forth in this Lease), shall be construed as cumulative, and no one of them is exclusive of any of the others, or of any right or priority allowed by law. 10.25 Counterparts. This Lease, and any addenda hereto, may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument. 10.26 Tenant’s Rooftop Rights. (a) Tenant may locate and install a microwave, satellite, cell tower, or other antenna communications system, including the related installation apparatus and facilities (collectively, “Equipment”) on the roof of the Building upon prior written notice to Landlord, provided that (a) the installation and maintenance of the Equipment is in conformity with all applicable zoning and other laws, and (b) the location, installation and maintenance of the Equipment shall (i) be subject to and completed in accordance with the terms and conditions all applicable governmental laws, codes, rules, regulations and ordinances in effect from time to time; (ii) be located on that part of the roof as Landlord may from time to time designate; and (iii) shall not unreasonably interfere with the use of any other communications equipment installed on the roof prior to the time Tenant installs the Equipment.

C-1 - 26 52848530.2 (b) Tenant shall have the right to run appropriate electrical cabling from the Property to connect to its Equipment. Tenant shall not be obligated to pay any additional rent for such use of the roof. Tenant, at its sole cost and expense, will keep the Equipment and surrounding area in good order and repair and free from any hazard to person or property. Landlord shall use commercially reasonable efforts to ensure that any subsequent rooftop user does not impair Tenant’s data transmission and reception and shall cooperate with Tenant in eliminating any interference caused by any other party using the roof. (c) Tenant shall have the right to sublease the roof to cellular phone providers during the Term of this Lease, provided that such subleases are at all times subject and subordinate to this Lease. Tenant agrees that it shall not permit such sublease without the prior written approval of the Landlord. Any denial of such sublease by Landlord must be predicated upon a “commercially reasonable basis” for such denial. Tenant shall retain any revenue paid in connection with such sublease. (d) Upon termination of this Lease, Tenant, at its sole cost and expense, shall remove the Equipment and shall restore the roof of the Building to its condition existing prior to the installation of the Equipment, ordinary wear and tear excepted. 10.27 Right of First Offer. Landlord may sell, convey, or transfer its interest in the Property subject to and in accordance with the terms of this Lease. In order to transfer its interest in the Property, Landlord must first have offered the sale of the Property to Tenant. First, Landlord must give notice in writing (“Landlord Transfer Notice”) to Tenant stating Landlord’s desire to make a sale and stating the price and other material terms proposed for the transfer (collectively, “Landlord Offer Terms”). Within thirty (30) calendar days after receipt of the Landlord Transfer Notice, Tenant shall have a right of first offer (“Tenant Right of First Offer”) to acquire the assets proposed to be transferred, pursuant to the Landlord Offer Terms. To exercise the right of first offer, Tenant must provide written notice to Landlord within said thirty (30) day period and must within forty-five (45) calendar days after giving such notice execute and deliver to Landlord a contract in form and substance reasonably acceptable to Landlord and Tenant, containing the Landlord Offer Terms and such other terms as the parties may agree on, provided that such other terms must be reasonable and customary for a transaction of such type. If Tenant delivers a contract to Landlord and is working in good faith with Landlord to negotiate and finalize the terms of such agreement but the parties have not executed the same within such forty-five (45) day period, such period shall be extended for an additional thirty (30) days, so long as Tenant continues to work in good faith with Landlord to finalize and execute such agreement. If a Landlord Transfer Notice is given and Tenant has not exercised the right of first offer within thirty (30) calendar days after receipt of the Landlord Transfer Notice, or if having timely exercised the right of first offer, Tenant has not executed and delivered a contract reasonably acceptable to Landlord and Tenant within the forty-five (45) day period (as the same may be extended), then without limiting any rights Landlord may have, the right of first offer set forth herein shall automatically expire and Landlord thereafter shall be free to sell the assets pursuant to the Landlord Offer Terms or at any price which is not less than 95% of the price specified in the Landlord Offer Terms. If, within six (6) months after (a) the expiration of the time period in which Tenant had the right of first offer, or (b) the expiration of said forty-five (45) day period (as the same may be extended), as applicable, Landlord does not enter into a

C-1 - 27 52848530.2 contract with a third party to sell such assets, with closing scheduled to occur within 60 days after the effective date of such contract, as applicable, then the provisions of this section shall thereafter apply to any subsequently proposed sale of any of Landlord’s interest in the Property. This right of first offer shall be binding on Landlord and all successors in interest to Landlord under this Lease. The right of first offer contained in this Section shall apply to any subsequent transfer occurring while this Lease is in effect. [Signatures begin on next page]

C-1 - 28 52848530.2 IN WITNESS WHEREOF, the parties hereto have executed or caused this Lease to be executed as of the dates set forth below. TENANT: LANDLORD: , a , a By: By: Name: Name: Title: Title: Date: Date:

Single Tenant Form C-1 - 29 52848530.2 Exhibit A Legal Description of the Property

C-1 - 30 52848530.2 Exhibit B Rules and Regulations [Attached.]

Multi-Tenant Form C-2 - 1 (Address: ) 52848530.2 EXHIBIT C-2 Space Lease (Multi-Tenant) MEDICAL OFFICE LEASE THIS MEDICAL OFFICE LEASE (this “Lease”) is made to be effective as of the date of last execution hereof (“Effective Date”), between _____________________, a _______________ (“Landlord”), and _______________________, a _____________________ (“Tenant”). RECITALS: A. Subject to all the terms, provisions, and conditions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, on an exclusive basis, certain premises containing approximately __________ Rentable Square Feet (defined below) (“Premises”), as depicted on the floor plan in Exhibit A attached to and incorporated into this Lease. The Premises are located in in the medical office building commonly referred to as ________________________________, located at ____________________________________ (“Building”). The Building contains approximately ____________ Rentable Square Feet of space and is situated on the land legally described on Exhibit B attached to and incorporated into this Lease. [For Ground Leased Properties: The Premises being leased under this Lease is part of Landlord’s leasehold estate, pursuant to that certain ground lease (the “Ground Lease”) entered into by and between _____________, as Ground Lessor, and Landlord, as Ground Lessee, in the land described in Exhibit B attached to this Lease (the “Land”) on which the Building is situated.] The Premises are leased to Tenant on an exclusive basis, together with the non-exclusive use of, and access to, all parking areas, rights-of-way, and easements located adjacent to or otherwise serving the Building and all common areas of the Building, including without limitation stairways, hallways, restrooms, lobbies, patios, exterior plazas, entrances, walkways, elevators, and corridors (collectively, “Common Areas”). “Rentable Square Feet” shall mean the actual rentable area of the Premises as computed in accordance with Office Buildings: Standard Methods of Measurement and Calculating Rental Area (ANSI/BOMA Z65.1-2010), as promulgated by the Building Owner’s and Manager’s Association International. B. Tenant intends to use the Premises for the purpose of medical services and ancillary uses, and other lawful purposes (“Permitted Use”). AGREEMENT: NOW, THEREFORE, for and in consideration of the mutual covenants, promises and agreements herein contained, Landlord does hereby demise, lease, and rent unto Tenant and Tenant does hereby rent and lease from Landlord, on an exclusive basis, the Premises, under and pursuant to the following terms and conditions:

C-2 - 2 (Address: ) 52848530.2 1. Demise, TERM AND TERMINATION a. Term. Landlord leases to Tenant and Tenant leases from Landlord the Premises for an initial term (“Initial Term”) of one hundred twenty (120) months, commencing on [_______________], 2016 (“Commencement Date”), and ending on _______________, 2026 (“Expiration Date”). The Initial Term, together with any exercised Renewal Term(s), if applicable, is referred to herein as the “Term”. Notwithstanding the foregoing, in the event either party terminates this Lease prior to the first anniversary of the Commencement Date, then the parties shall not enter into another agreement for the same or substantially the same space and/or services on terms different from those specified herein for a period of twelve (12) months from the Commencement Date, unless to do so would not result in there being a non-excepted financial relationship between a physician and Tenant for purposes of the Ethics in Patient Referrals Act of 1989, as amended, 42 U.S.C. § 1395nn (“Stark Law”), as determined by Tenant, in its sole discretion. In addition, Landlord and Tenant hereby agree that, in the event Landlord and Tenant enter into any extension, renewal, restatement, amendment or replacement of this Lease, Landlord shall not be liable or responsible for any lease commissions or fees related thereto. Tenant may use a real estate broker for such extension, renewal, restatement, amendment or replacement so long as Tenant shall be solely responsible for any and all such leasing commissions and fees. Tenant agrees to indemnify, defend and hold Landlord harmless from and against any claims or potential claims for leasing commissions and other fees related to any such extensions, renewals, restatements, amendments or replacements of this Lease. 2. FINANCIAL ARRANGEMENT a. Rental Rate. i. Rent. Tenant agrees to pay and Landlord agrees to accept a base rent (“Base Rent”) for the lease of the Premises in the following amounts for the following periods of time: PERIOD Rate Per RSF Annual Base Rent Monthly Base Rent Month 1 – Month 120 In addition, Tenant agrees to pay and Landlord agrees to accept the additional rent as set forth in Section 2.1(b) below (“Additional Rent”). All sums of Base Rent plus Additional Rent are sometimes herein collectively referred to as “Rent”. ii. Additional Rent. Tenant covenants and agrees to pay to Landlord as Additional Rent, Tenant’s Pro Rata Share of the Operating Expenses, as defined below. “Tenant’s Pro Rata Share” is ____%, which is the

C-2 - 3 (Address: ) 52848530.2 percentage derived from dividing the Rentable Square Footage of the Premises by the Rentable Square Footage of the Building. (1) Estimated Operating Expenses. On an annual basis, and at such other times during such calendar year as Landlord shall deem it necessary, Landlord shall provide to Tenant a written statement (“Notice of Estimate”) setting forth (i) Landlord’s estimate of the Operating Expenses for that calendar year (“Estimated Operating Expenses”); and (ii) the amount of each installment of Tenant’s Pro Rata Share of the Estimated Operating Expenses (“Additional Rent Installments”). Tenant shall thereafter pay to Landlord in advance, with each payment of Base Rent, the Additional Rent Installments, beginning with the Base Rent due on the first day of the month immediately following the date of the Notice of Estimate. (2) Actual Operating Expenses. Landlord shall within a period of thirty ninety (90) days after the close of each calendar year, notify Tenant by written itemized statement (“Notice of Comparison”) of (i) the total amount Landlord actually paid or incurred (depending upon whether Landlord utilizes an accrual or cash basis accounting system) as the Operating Expenses during the calendar year covered by the Notice of Comparison (“Actual Operating Expenses”); and (ii) the difference, if any, between the Actual Operating Expense and the Estimated Operating Expenses payable by Tenant (“Additional Rent Adjustment”). (3) Adjustment of Additional Rent. If the Notice of Comparison provides there is an Additional Rent Adjustment payable by Tenant, then Tenant shall, within thirty (30) days after Tenant receives the Notice of Comparison, pay to Landlord the amount set forth in the Notice of Comparison as the amount of the Adjustment of Additional Rent payable by Tenant. If the Notice of Comparison provides there is an Additional Rent Adjustment payable by Landlord, then Landlord shall, within thirty (30) days after delivery of the Notice of Comparison return to Tenant the amount set forth in the Notice of Comparison as the amount of the Adjustment of Additional Rent due to Tenant. “Controllable Expenses” (as defined below) for each calendar year (“Applicable Calendar Year”), commencing with the second calendar year following this Lease, shall not exceed an amount determined by increasing Controllable Expenses for each prior calendar year at the rate of four percent (4%) per year through the Applicable Calendar Year. “Controllable Expenses” shall mean those Operating Expenses which are reasonably controllable by Landlord. Examples of Operating Expenses which are not reasonably controllable by Landlord shall include, but not be limited to, those Operating Expenses relating to insurance, Taxes

C-2 - 4 (Address: ) 52848530.2 (as defined herein), utilities, snow and ice removal, expenses arising or accruing under the [Ground Lease], [REA] and/or [Shared Services Agreement], collectively-bargained union wages and costs or alterations and modifications to the Building required by law. (4) Audits of Operating Expenses. Tenant shall have the right at reasonable times within one hundred eighty (180) days from receipt of the Notice of Comparison to audit Landlord’s books and records relating to (and only relating to) the Operating Expenses for any calendar year Additional Rent becomes due and thereafter shall provide to Landlord a report of the Operating Expenses audited (“Audit”). If the Audit results in a change in the Actual Operating Expenses, the resulting Additional Rent Adjustment shall be paid or adjusted in accordance with the provisions of Sections 2.1(b)(iii) above and 2.1(b)(v) below. (5) Adjustment of Additional Rent After Term. Notwithstanding the expiration of the Term, Tenant shall, within thirty (30) days after the date of a Notice of Comparison for the calendar year in which the Term terminates or expires, pay to Landlord, any Additional Rent Adjustment payable by Tenant. Conversely, if the Notice of Comparison provides there is an Additional Rent Adjustment payable by Landlord, then Landlord shall apply overpayment to reduce any unsatisfied obligations of Tenant to Landlord, and the balance, if any, shall be returned to Tenant at the address of Tenant provided to Landlord upon expiration of the Term. (6) Operating Expenses. “Operating Expenses” shall mean the following costs or expenses paid or incurred by Landlord for operation, repair, maintenance, and management of the Building and Common Areas: (a) to the extent not billed to and paid by Tenant, water, sewage disposal, drainage, refuse collection, gas, electricity, light, power, or other utility services; (b) for the general maintenance and repair of the Building and other CAM Services, as hereinafter defined; (c) to the extent not paid directly by Tenant, taxes, assessments, or other impositions, which may be levied, assessed, or imposed upon or with respect to the Building or any part thereof, or personal property at any time situated thereon, including, without limitation, real property, ad valorem, personal property, gross income, franchise, withholding, profits, rent, single business, value added, excise, occupancy, use, impact fees, sales and gross receipts taxes (collectively, “Taxes”); (d) casualty, liability, and other insurance required to be obtained by Landlord pursuant to this Lease [and the Ground Lease]; (e) costs incurred by Landlord in making capital improvements, repairs, replacements or other modifications to the Building or Common

C-2 - 5 (Address: ) 52848530.2 Areas, which costs will be amortized over the useful life of such improvements or modifications applying generally accepted accounting principles (“GAAP”) with interest on the unamortized costs of any such improvements or modifications (at prevailing construction loan interest rates on the date such costs were incurred); (f) property management fees (not to exceed 4% of the gross revenues for the Building) and salaries, fringe benefits, payroll taxes and related costs for on-site Building manager and Building Engineer; and (g) payments due under the Ground Lease (but excluding ground rent), [REA], [Shared Services Agreement], [Condominium Dues and Assessments]]. With respect to Subsection (vi)(c), Tenant shall be responsible for payment of its proportionate share of Taxes. Landlord will invoice Tenant periodically for Tenant’s proportionate share of Taxes. Tenant shall have the right to pursue tax exemptions, including of personal property. To the extent Tenant obtains exemption from or a reduction in property taxes for periods covered by this Lease (“Tax Savings”), Tenant shall provide Landlord with proof of the Tax Savings, and, if applicable, Landlord shall refund to Tenant any such Tax Savings within thirty (30) days if Landlord’s receipt of such refund from the applicable taxing authority. (7) Excluded Expenses. The term “Operating Expenses” shall not include the following, to the extent applicable to this Building: (i) repairs, restoration, or other work occasioned by fire, windstorm, or other casualty or condemnation to the extent covered by insurance or condemnation proceeds; (ii) expenses incurred in leasing or procuring tenants; (iii) leasing commissions; (iv) advertising and promotional expenses; (v) legal expenses incident to enforcement by Landlord of the terms of any lease; (vi) depreciation or amortization allowance or expense; (vii) painting or decorating in space to be leased to tenants; (viii) any tenant work performed or alterations of space leased to tenants or occupants of the Building, whether such work or alterations are performed for the initial occupancy by such tenant or occupant or thereafter; (ix) utilities for which Landlord is reimbursed by Tenant (other than as a proportionate share of Operating Expenses); (x) any ground rent; (xi) interest on indebtedness or any costs of financing or refinancing the Building; (xii) except as set forth in subsection (xxviii) below, compensation paid to all employees of Landlord; (xiii) overtime HVAC costs or electricity costs if charged separately to other tenants or occupants of the Building; (xiv) cost of any special service provided to a tenant or occupant of the Building which is not provided generally to all tenants of the Building; (xv) any cost representing an amount paid for services or materials to a person, firm, or entity related to Landlord to the extent such amount exceeds the amount that would be paid for

C-2 - 6 (Address: ) 52848530.2 such services or materials at the then-existing market rates to an unrelated person, firm, or entity; (xvi) acquisition of art work; (xvii) late fees or penalties; (xviii) any income received by Landlord for the use of an eating establishment, conference center, athletic facilities, broadcasting facilities, or other similar facilities within the Building; (xix) capital stock, succession, transfer, gift, estate or inheritance taxes of Landlord; (xx) any expense incurred by Landlord from the operation of its own commercial space in the Building; (xxi) costs incurred by Landlord in making capital improvements, repairs, replacements or other modifications to the Building under GAAP to correct defects in the construction of the Building or to correct violations of legal requirements in effect on or before commencement of this Lease; (xxii) any increase in insurance premiums to the extent that such increase is caused or attributable to the use, occupancy, or act of another tenant; (xxiii) the cost of any removal, treatment, or abatement of any hazardous materials in the Building created or generated by other Building tenants; (xxiv) the cost of overtime or other expense to Landlord in curing its defaults or performing work expressly provided for in this Lease; (xxv) the portion of any costs that are allocable to any other properties of Landlord or any of its affiliates; (xxvi) any bad debt loss, rent loss, or reserves for bad debts or rent loss; (xxvii) costs or expenses (including fines, penalties, and legal fees) incurred due to the violation by Landlord, its employees, agents, and/or contractors, of any terms and conditions of this Lease or of the leases of other tenants in the Building; (xxviii) contributions to operating expense reserves; and (xxix) compensation in the form of wages, salaries, and benefits for all employees and personnel of Landlord (except for salary of Building manager and Building engineer). (8) If the Building is not fully leased and occupied during all or any portion of any calendar year, Landlord may, using sound accounting and property management principles, adjust all Operating Costs that vary based on Building occupancy (which shall include, without limitation, costs and expenses of utilities, janitorial services and management fees) and, therefore, increase as leasing and occupancy of the Building increases (the “Variable Components”), to equal the amount that would have been paid or incurred by Landlord had the Building been fully leased and occupied during such calendar year and the amount so determined shall be deemed to have been Operating Costs for such year (an “Equitable Adjustment”). The Equitable Adjustment will not, in any event, result in Landlord receiving from Tenant and other Building tenants in connection with the Variable Components more than one hundred percent (100%) of the cost of the Variable Components.

C-2 - 7 (Address: ) 52848530.2 b. Rental Payments. The Rent shall be payable in advance without necessity of demand in equal monthly installments beginning on the Commencement Date, and thereafter on the first day of every calendar month throughout the Term. If either the Commencement Date or the Expiration Date is on a day other than the first or last day of the month, the monthly Rent for such first and/or last month of this Lease shall be prorated, based upon a thirty (30) day month. All Rent payments shall be made payable to Landlord at Landlord’s address for notices set forth in the Summary of Lease Information page to this Lease, or to such other place as Landlord may from time to time designate in writing to Tenant. 3. LANDLORD OBLIGATIONS and representations a. Services Furnished by Landlord. “Building Standard Hours of Operation” shall be from 7:00 a.m. to 6:00 p.m. Mondays through Fridays, and 8:00 a.m. to 1:00 p.m. on Saturdays excepting Legal Holidays, which shall include only New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Legal Holidays”). Landlord shall furnish the following specifically described services (“CAM Services”) to Tenant for the Premises: i. Cleaning Services. After Building Standard Hours of Operating, janitorial and cleaning services consistent with buildings of similar age and use in the metropolitan area where the Building is located, which shall be performed Monday through Friday, except Legal Holidays, in and about the Premises and as provided on Exhibit D attached hereto and made a part hereof. In the event the cleaning services for the Premises are not satisfactory to Tenant, Tenant may elect to clean the Premises at Tenant’s cost and Tenant’s Pro Rata Share of Operating Expenses shall be reduced accordingly to reflect Tenant’s self-service cleaning costs. During Building Standard Hours of Operation, Tenant shall perform customary and reasonable cleaning of the Premises that may be required for compliance with the requirements of this Lease and as necessary for the reasonable operation of Tenant’s operation of its business. ii. Care and Maintenance. Landlord shall timely clean, maintain, repair, light, operate and insure those portions of the Building and Common Areas, including improvements, space, equipment and special services, which are provided for use in common by Landlord, Tenant and any other tenants of the Building. Landlord will keep the roof, structural parts of the floor, walls, and other structural parts of the Building in good condition and repair and shall make necessary repairs to, and replacement of, the sewer, the plumbing, the water pipes, the gas lines, the electrical wiring, and the HVAC system. Landlord shall maintain the Common Areas in a first-class condition. Landlord shall maintain the grounds, landscaping, and the parking lot in a first-class condition. Landlord shall provide regular and necessary snow and ice removal. Landlord shall also provide other miscellaneous interior maintenance, such as light bulb replacement.

C-2 - 8 (Address: ) 52848530.2 iii. Electricity. Electricity for lighting and ordinary business equipment and appliances used in the Premises. Landlord reserves the right to install separate meters for any utility service provided to the Premises, which separate meters shall be installed at Landlord’s sole cost and expense. iv. Heating and Air Conditioning. Usual and customary heat and air conditioning and Landlord shall change the HVAC filters servicing the Premises during Building Standard Hours of Operation. In the event Tenant requests additional HVAC services, Tenant shall notify Landlord of such request no later than 72 hours in advance, and Landlord shall provide Tenant with a rate schedule set in advance for such additional HVAC services. v. Water. Hot and cold water in reasonable quantities for normal clinical services use, drawn through fixtures installed by Landlord. Tenant shall pay Landlord at local utility rates for any water furnished by Landlord for other purposes. vi. Trash and Hazardous Waste Disposal. Landlord will provide garbage disposal for ordinary commercial waste. Hazardous materials and infectious waste shall be disposed of as provided in Section 5.2. vii. Snow Removal and Ice Treatment. Prior to the opening of the Building, Landlord will exercise commercially reasonable efforts to cause all snow accumulation to be removed and all ice in the parking areas, sidewalks, ramps, outside stairs and other Common Areas to be treated such that Tenant and its employees, agents, and invitees can reasonably park and access the Building and the Premises. viii. Pest or Insect Control. On a regular basis, Landlord shall evaluate and treat the Building for infestation extermination solutions of pests or insects. ix. Window Washing. At a minimum, once each calendar year, Landlord shall clean and wash all windows in the Building, including the Premises, inside and outside. x. Light bulbs. Upon request from Tenant, Landlord shall furnish and change light bulbs in the Premises. xi. [OPTIONAL: Elevator Service. Elevator service at all times for the use of all tenants and occupants of the Building, and the employees and invitees of all tenants and occupants. b. Landlord Representations. Landlord hereby represents to Tenant that Landlord is the owner in fee simple of the Premises, including the Building and all improvements thereon and has the right and authority to enter into this Lease. [OPTIONAL: [Landlord hereby represents to Tenant that Landlord holds a

C-2 - 9 (Address: ) 52848530.2 leasehold interest under the Ground Lease in the Premises, including the Building and all improvements thereon and has the right and authority to enter into this Lease.] Landlord further represents that Landlord and those signatories executing this Lease on behalf of Landlord have full power and authority to execute this Lease. Landlord further represents and warrants that it has received no notices or communications from any public authority having jurisdiction alleging violation of any laws relating to the Premises, the Building, or the Common Areas, including but not limited to the parking areas, and has received no notices alleging violation of any title instrument. If at any time or from time to time any alterations, including, without limitation, structural alterations, are required in order for the Premises, the Building, or the Common Areas, including but not limited to the parking areas, to comply with any generally applicable laws from time to time applicable to the Premises, Landlord shall promptly make such alterations at its sole cost and expense, unless such costs and expenses are reimbursable as an Operating Expense pursuant to Section 3.1 above. If at any time or from time to time any alterations, including, without limitation, structural alterations, are required in order for the Premises to comply with any laws specifically applicable to the Premises due solely to Tenant’s use of the Premises for clinical services and not due to any act by Landlord or another tenant, Tenant shall promptly make such alterations, at its sole cost and expense. c. Environmental Conditions. Tenant shall not cause, nor permit, any hazardous or toxic substances to be brought upon, produced, stored, used, discharged or disposed of in, on or about the Premises without the prior written consent of Landlord and then only in compliance with all applicable environmental laws. (a) Tenant shall indemnify, defend and hold harmless Landlord from and against any and all claims, damages, fines, judgments, penalties, costs, expenses, liabilities, or losses relating to any violation by Tenant of any environmental law or of this Section 3.4 (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space, damages caused by adverse impact on marketing of space, and any and all sums paid for settlement of claims, attorneys’ fees, consultant fees, and expert fees) incurred by or asserted against Landlord arising during or after the Term of this Lease as a result thereof. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, remediation, removal, testing, or restoration mandated or conducted by or on behalf of any federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any hazardous or toxic substances on the Premises and that results in any contamination, then Tenant shall promptly, at its sole expense, take any and all necessary or appropriate actions to return the Premises to the condition existing prior to the presence of any such hazardous or toxic substance. Tenant shall first obtain Landlord’s written approval for any such remedial action. (b) Landlord shall indemnify, defend and hold harmless Tenant from and against any and all claims, damages, fines, judgments, penalties, costs, expenses, liabilities, or losses relating to any violation by Landlord or by any other tenant in the Building of any

C-2 - 10 (Address: ) 52848530.2 environmental law or of this Section 3.4 (including, without limitation, a decrease in value of the Premises, damages caused by loss or restriction of rentable or usable space, damages caused by adverse impact on marketing of space, and any and all sums paid for settlement of claims, attorneys’ fees, consultant fees, and expert fees) incurred by or asserted against Tenant arising during or after the Term of this Lease as a result thereof. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, remediation, removal, testing, or restoration mandated or conducted by or on behalf of any federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Landlord causes or permits the presence of any hazardous or toxic substances in the Building or the Premises and that results in any contamination, then Landlord shall promptly, at its sole expense, take any and all necessary or appropriate actions to return the Premises to the condition existing prior to the presence of any such hazardous or toxic substance. 4. USE and SIgnage a. Use of Premises. Tenant covenants and agrees, so long as this Lease remains in force, to use the Premises for the Permitted Use. [For Ground Leased Premises: Tenant acknowledges receipt of a true and correct copy of the Ground Lease prior to its execution of this Lease. This Lease and all of Tenant’s rights hereunder shall be and remain subject and subordinate to the Ground Lease. Tenant agrees to abide by the terms and conditions of the Ground Lease to the extent such terms and conditions are applicable to Tenant’s obligations under this Lease. No term or provision of this Lease which is inconsistent with any term or provision of the Ground Lease shall be binding upon or enforceable against Ground Lessor. The provisions of the Ground Lease are imposed upon Tenant explicitly for the benefit of Ground Lessor, as a third party beneficiary. Ground Lessor may enforce the terms of the Ground Lease directly against Tenant, and Ground Lessor’s rights in the event of a breach of the terms of the Ground Lease by Tenant include the right to terminate this Lease, to seek preliminary, temporary and permanent injunctive relief and to pursue other legal and/or equitable remedies as a result of such breach; provided, however, that Ground Lessor shall, at all times, be required to comply with the terms and conditions of this Lease in the exercise of Ground Lessor’s third party beneficiary rights.] b. Signs. Tenant shall be entitled to have its name displayed on all building standard signage, including, but not limited to, suite entry door signage, building directory signage in the Building, and monument signage, if available. Tenant shall be entitled to any additional signage as reasonably approved by Landlord provided such signage is in compliance with applicable local law requirements and is installed, operated and maintained at Tenant’s sole cost and expense. c. Exclusive Use. It is expressly agreed and understood that, for so long as Tenant operates the Premises in accordance with the terms and provisions of Section 4.1, Landlord shall not lease any other premises within the Building as or for the use of _________________.

C-2 - 11 (Address: ) 52848530.2 5. CONDITION OF PREMISES, MAINTENANCE, and CASUALTY a. Maintenance. i. Tenant’s Obligation. Tenant shall, throughout the Term, preserve in good working order (subject to ordinary wear and tear and damage by fire or other casualty) and maintain and perform all nonstructural repairs and routine maintenance to the Premises to keep the Premises in a reasonably safe and serviceable condition, except for those items that are stated to be Landlord’s obligations. ii. Landlord’s Obligation. Upon delivery of the Premises and throughout the Term, in addition to the CAM Services set forth in Section 3.1, Landlord shall repair and maintain the Building, Common Areas and the structural portion of the Premises (including all equipment and systems servicing the Premises) as set forth herein and otherwise in compliance with applicable state statutes and regulations governing health care facilities, including, but not limited to, any applicable federal or state requirements b. Disposal of Hazardous Materials or Infectious Waste. It shall be Tenant’s responsibility to dispose of any hazardous material and infectious waste (as such terms are defined by applicable federal, state, and local environmental laws and shall specifically include but not be limited to, without limitation, all radioactive materials, bulk blood, and blood products; cultures or specimens from medical, pathological, pharmaceutical, research, commercial, and industrial laboratories; human tissues, organs, body parts, secretions, blood, and body fluids removed during surgery and autopsies; the carcasses and body parts of all animals exposed to pathogens in research, used in the vivo testing of pharmaceuticals or that died of known or suspected infectious diseases; needles, syringes, and scalpel blades) from the Premises. To this end, Tenant shall see to it that all such hazardous material and infectious waste are temporarily stored on the Premises in a manner consistent with applicable laws and approved by Landlord. Tenant shall be responsible for paying all costs and expenses associated with such removal. Tenant shall not cause or permit any hazardous materials or infectious waste to be disposed on, under, or about the Building or Landlord’s surrounding property. Tenant shall not place or permit to be placed any hazardous materials or infectious waste in any trash dumpster or other garbage collection bin provided by Landlord for the disposal of non-infectious waste or garbage. c. Rules and Regulations. Tenant and Tenant’s agents, employees, invitees, and visitors shall comply fully with the rules and regulations attached hereto are hereby incorporated into this Lease as Exhibit C (“Rules and Regulations”). The Rules and Regulations may be changed or amended by Landlord in its reasonable judgment at any time and from time to time, provided that such changes apply to all tenants in the Building and such changes to not materially diminish the right of Tenant or increase Tenant’s obligations under this Lease. The Rules and

C-2 - 12 (Address: ) 52848530.2 Regulations shall be enforced against all tenants in the Building in a non- discriminatory manner. d. Right of Landlord to Inspect and Repair. Landlord and its agents, employees, and independent contractors shall have the right to enter the Premises upon at least twenty-four (24) hours prior notice (except in cases of emergency) to perform its obligations under this Lease or examine the Premises only in accordance with the terms of this Lease, including, but not limited to, this Section 5.4. Landlord may perform routine maintenance and repairs during Building Standard Hours of Operation upon reasonable prior notice to Tenant. Except in the case of an emergency, if Landlord is required to do any major repair or maintenance work that is likely to interrupt Tenant’s operations at the Premises, Landlord will use commercially reasonable efforts to perform such work after Building Standard Hours of Operation. Landlord shall be liable for all loss, damage, or injury to person or property and shall indemnify and hold Tenant harmless from all claims, losses, costs, expenses, and liability, including reasonable attorney’s fees resulting from Landlord’s entry except to the extent caused by the negligence or intentional acts of Tenant or its employees. Landlord acknowledges that Tenant is required by law to protect the privacy rights of its patients pursuant to: (i) the Administrative Simplification Requirements of the Health Insurance Portability and Accountability Act of 1996, as amended (“HIPAA”) and the regulations promulgated thereunder, including, the Standards for Privacy of Individually Identifiable Health Information and the Security Standards for the Protection of Electronic Protected Health Information (45 C.F.R. Parts 160 and 164); and (ii) the security and privacy provisions of the American Recovery and Reinvestment Act (“ARRA”), including the Health Information and Technology for Economic and Clinical Health Act (“HITECH”), and the regulations promulgated thereunder, as all of these may be amended from time to time. Accordingly, except in the case of an emergency, Landlord’s right to enter the Premises and to make alterations, repairs, replacements, improvements, or additions to the Premises shall be subject to reasonable advance written notice to Tenant; provided, however, such advance written notice shall not be less than twenty-four (24) hours prior to entry. Tenant, in its sole discretion, may require Landlord to be accompanied by an authorized employee or agent of Tenant at all times when Landlord requires access to the Premises to ensure such Landlord access does not interfere with Tenant’s obligations to protect the privacy rights of its patients as described above. Landlord shall not make any material modifications to the Building or the Premises (including, without limitation, the parking areas, driveways, and walks) that would materially impact Tenant’s use and occupancy of the Premises without Tenant’s prior written consent, such consent not to be unreasonably withheld, conditioned, or delayed. [OPTIONAL: If Tenant leases the entire Building, then delete the prior sentence and replace with: Landlord shall not make any material modifications to the Building or the Premises (including, without limitation, the parking areas, driveways, and walks) without Tenant’s prior written consent, such consent not to be unreasonably withheld, conditioned, or delayed.]

C-2 - 13 (Address: ) 52848530.2 e. Nuisance. Tenant shall not commit any waste, or create, maintain, or suffer or permit to be created or maintained, any nuisances in or about the Property, including, but not limited to, loud noises, sound effects, offensive odors or chemicals, smoke, and dust. Should Landlord materially impair Tenant’s ability to use the Property for the Permitted Use, including but not limited to any activity that involves loud noises, sound effects, offensive or chemical odors, smoke, or dust, or is otherwise a nuisance, and the disruption continues for in excess of thirty (30) days after notice to Landlord from Tenant, Tenant shall have the right to either (a) terminate this Lease, without any additional notice or cure period required under Section 9.3, upon sixty (60) days’ written notice specifying the effective date of Tenant’s termination together with a termination fee equal to three (3) months’ rent and the parties shall be relieved of all further obligations under this Lease, except those that expressly survive such termination, or (b) implement such control measures as it deems reasonable to isolate Tenant from such noise, odors, smoke, dust, or other nuisance, at Landlord’s sole cost and expense, as determined by Tenant in Tenant’s commercially reasonable discretion. f. Parking. Tenant and Tenant’s employees and invitees shall have the non- exclusive right to park in the parking areas as further described in [Exhibit ____ attached; reference applicable REA or survey (for fee sales)]. g. Certain Rights Reserved To Landlord. Landlord reserves the following rights, each of which Landlord may exercise following reasonable prior written notice to Tenant, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant’s use or possession of the Premises and shall not give rise to any claim for set off or abatement of rent or any other claim: (a) to install, affix, and maintain any and all signs on the exterior or interior of the Building; (b) to make repairs, decorations, alterations, additions or improvements, whether structural or otherwise, in and about the Building, and for such purposes, on reasonable advance notice (except in an emergency), to enter upon the Premises in accordance with Section 5.4 of this Lease, temporarily close doors, corridors, and other areas in the Building and interrupt or temporarily suspend services or use of Common Areas, provided that Landlord shall schedule such work so as to minimize interference with Tenant’s business; (c) to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises; provided that, except in the event of an emergency threatening injury to persons or damage to property, Landlord agrees to give Tenant reasonable prior notice of any entry into the Premises; (d) to grant to any person or to reserve unto itself the exclusive right to conduct any business or render any service in the Building subject to the access provisions of this Lease and Tenant’s rights herein; (e) to show or inspect the Premises at reasonable times and, if vacated or abandoned, to prepare the Premises for re-occupancy subject to the access provisions of this Lease; and (f) to install, use, and maintain in and through the Premises, pipes, conduits, wires, and ducts serving the Building, provided that such installation, use, and maintenance does not unreasonably interfere with Tenant’s use of the Premises.

C-2 - 14 (Address: ) 52848530.2 6. IMPROVEMENTS & FIXTURES a. Alterations or Improvements. Tenant is prohibited from making any alterations or improvements to the Premises without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. In the event Tenant proposes to make any alteration, Tenant shall, prior to commencing such alteration, submit to Landlord for prior written approval: (i) plans and specifications; (ii) names, addresses and copies of contracts for all contractors; (iii) all necessary permits evidencing compliance with all applicable governmental rules, regulations and requirements; and (iv) certificates of insurance in form and amounts required by Landlord. Tenant shall pay the entire cost of the alteration. Each alteration shall be performed in a good and workmanlike manner, in accordance with the plans and specifications. In addition, each alteration shall be performed in compliance with all applicable governmental and insurance company laws, regulations and requirements. Upon the completion of such alterations or improvements, Tenant shall deliver, if applicable, final “as-built” drawings to Landlord. Notwithstanding the foregoing, Tenant may make alterations of a purely non-structural, decorative nature without Landlord’s prior written consent if such alterations do not (a) require the issuance of a building permit, (b) affect the base building mechanical, electrical or plumbing systems or equipment in the Building, and (c) exceed an aggregate total cost of $50,000. In no event shall Landlord charge Tenant a construction oversight supervisory fee for such alterations or improvements. b. Improvements to Landlord’s Property. All alterations and improvements that are affixed to the Premises (but specifically excluding Tenant’s personal property, trade fixtures, equipment and furniture) shall remain in place at the Premises and become property of Landlord when the Term expires. c. Removal of Trade Fixtures. After the expiration or termination of this Lease, at no charge to Tenant, Tenant shall have the right to remove any trade fixtures, equipment, furniture, and fixtures, provided that Tenant restores the Premises at Tenant’s expense promptly after such removal to the condition in which it was delivered to Tenant, acts of God, Landlord, and Landlord’s agents, representatives, employees, independent contractors or invitees, condemnation, ordinary wear, and tear, and events of casualty excepted. This right of removal shall not include the right to remove any plumbing, wiring, linoleum, or carpeting glued to the floor, unless the same is replaced. d. Liens. Upon completion of any alteration that require Landlord’s consent, Tenant shall promptly furnish Landlord with sworn owner’s and contractors’ statements and full and final waivers of lien covering all labor and materials included in such alteration. Tenant shall not permit any mechanic’s lien to be filed against the Premises or the Building, or any part thereof, arising out of any alteration performed by or on behalf of Tenant. If any such lien is filed, Tenant shall within sixty (60) days thereafter have such lien released of record or deliver to Landlord

C-2 - 15 (Address: ) 52848530.2 a bond or title insurance in form, amount, and issued by a surety or title insurance company reasonably satisfactory to Landlord. e. Improvement Allowance. During the Initial Term, Tenant shall be entitled to a tenant improvement allowance (“Improvement Allowance”) in the amount of Four and 00/100 Dollars ($4.00) per square foot of the Premises for Tenant’s actual costs relating to the design, permitting and construction of Tenant's improvements (“Improvements”). Upon written request of Tenant and provided that no Event of Default (as defined in Section 9.1 below) has occurred and is continuing, Landlord shall pay all or any portion of the Improvement Allowance to Tenant, within thirty (30) days after Landlord’s receipt of (a) paid invoices from the Tenant’s contractors and (b) lien waivers/releases relating to the work that has been completed. If the actual cost of the Tenant Improvements is expected to exceed the Improvement Allowance (“Excess Costs”), Tenant will notify Landlord prior to commencement of the Improvements and, subject to Landlord’s reasonable approval, and at Tenant’s election, the Excess Costs will be amortized over the remaining portion of the Initial Term at an interest rate of nine percent (9%), payable in equal monthly installments as Additional Rent, or will be paid by Tenant. 7. INDEMNITY, insurance, casualty, and condemnation a. Indemnities. i. Tenant’s General Indemnity of Landlord. Tenant agrees to defend, indemnify, and hold harmless Landlord and its agents and employees, from and against any and all liability, losses, suits, claims, demands, and actions for personal injury, including, but not limited to, death and property damage, and all costs and expenses associated therewith (including but not limited to reasonable attorneys’ fees) for (i) injuries to any persons and damage to or theft, misappropriation, or loss of property occurring in the Premises and (ii) any breach, violation, or non- performance of any obligation of Tenant hereunder; provided, however, that Tenant shall not indemnify Landlord or its agents or employees, from or in respect of any claim or matter which results from the (y) negligence or willful act or omission of Landlord or any of its shareholders, directors, officers, servants, clients, customers, invitees, licensees, tenants, guests, agents, or employees or (z) breach or default by Landlord in the performance of its obligations under this Lease. ii. Landlord’s General Indemnity of Tenant. Landlord agrees to defend, indemnify and hold harmless Tenant and its agents and employees, from and against any and all liability, losses, suits, claims, demands, and actions for personal injury, including, but not limited to, death and property damage, and all costs and expenses associated therewith (including but not limited to reasonable attorneys’ fees), for (i) injuries to any persons and

C-2 - 16 (Address: ) 52848530.2 damage to or theft, misappropriation or loss of property occurring in or about the Building (except the Premises) and (ii) any breach, violation, or non-performance of any obligation of Landlord hereunder; provided, however, that Landlord shall not indemnify Tenant or its agents or employees from or in respect of any claim or matter which results from the (y) negligence or willful act or omission of Tenant or any of its shareholders, directors, officers, servants, clients, customers, invitees, licensees, guests, agents, or employees or (z) breach or default by Tenant in the performance of its obligations under this Lease. b. Tenant’s Insurance. Tenant, at Tenant’s expense, shall procure and maintain, during the Term of this Lease, comprehensive general liability insurance with limits of not less than $1,000,000 for personal injury (including death) and $500,000 for property damage, and professional liability insurance covering the risk of personal injury or death with limits of not less than $1,000,000 per occurrence and $3,000,000 in the aggregate or the professional liability coverage required under the laws of the state in which the Premises is located. Tenant shall procure and maintain property insurance with extended coverage and business interruption protection (as well as cause subtenants of the Premises to carry such insurance) in the amount of the full replacement value of all Tenant’s personal property, equipment, and leasehold improvements made by Tenant, insuring against all loss and damage resulting from fire, all other perils covered by “special perils” coverage The policy or policies shall be issued by a company or companies licensed to do business in the state in which the Premises is located and shall name Landlord as an additional insured. Tenant shall deliver to Landlord certificates for all insurance policies required to be maintained by Tenant within thirty (30) days after Landlord’s written request. Tenant may elect to carry its insurance pursuant to a captive-carrier or self-insurance program [subject to customary and reasonable requirements to be established]. [CHI’s risk department to review this section; additional discussion needed.] c. Landlord’s Insurance. Landlord shall cause to be maintained, during the Term, with solvent and responsible companies qualified to do business in the state in which the Premises are located and in good standing: (i) commercial property insurance with special causes of loss coverage for the property on which the Building is situated in an amount equal to one hundred percent (100%) of the full replacement value of the Building (excluding the value of improvements installed by Tenant), with no exclusions or limitations not generally accepted by owners of comparable buildings in the area of the Building and extended coverage endorsements, including, without limitation, rental interruption coverage for all leased space in the Building; and (ii) commercial general liability insurance covering injuries occurring on the property on which the Building is situated, which shall provide for a combined coverage for bodily injury and property damage in an amount not less than Three Million Dollars ($3,000,000) per occurrence. Landlord shall deliver to Tenant certificates for all insurance policies required to be maintained by Landlord within thirty (30) days after Tenant’s written request.

C-2 - 17 (Address: ) 52848530.2 d. Waiver of Subrogation. Landlord and Tenant hereby release each other and each other’s agents and employees of liability and responsibility, and each waives its entire claim of recovery, for: (i) any loss or damage to the real or personal property of each other covered by insurance (or self-insurance) actually maintained, or required to be maintained under this Lease, by the party granting the release; and (ii) any loss relating to business interruption at the Premises. The foregoing releases shall be applicable even though the loss or damage may have been caused by the negligence of the party hereby released, it being understood that each party shall look solely to its own insurance (or self-insurance) in the event of any such loss or damage. Notwithstanding the foregoing release provisions, Landlord and Tenant agree that such releases shall not apply to any loss or damage that results from Landlord or Tenant, as applicable, breaching its maintenance and repair obligations under this Lease. Landlord and Tenant shall cause their respective insurance companies to consent to such releases and to include a waiver of subrogation endorsement in each of their insurance policies. [CHI’s risk department to review this section; additional discussion needed.] e. Responsibility for Own Acts. Each party shall be responsible for its own acts and omissions and shall be liable for payment of that portion of any and all claims, liabilities, injuries, suits, and demands and expenses of all kinds that may result or arise out of any alleged malfeasance or neglect caused or alleged to have been caused by such party and its employees, agents, contractors, or subcontractors in the performance or omission of any act or responsibility of such party under this Lease. In the event that a claim is made against both parties, it is the intent of both parties to cooperate in the defense of the claim and to cause their insurers to do likewise. Both parties shall, however, retain the right to take any and all actions they believe necessary to protect their own interests. The provisions of this Section shall survive the termination or expiration of this Lease. f. Casualty Event. In the event of damage or destruction of the Premises through a casualty event which makes the Premises totally or partially unusable by Tenant for the intended purposes (a “Casualty”), then (a) if there is one (1) year or less left in the then current Term of this Lease, then either Tenant or Landlord may terminate this Lease by written notice to the other, and (b) if more than one (1) year is left on the then current Term of this Lease, then this Lease shall continue in effect provided that Landlord and Tenant determine, in their reasonable judgment that adequate insurance proceeds will be available to rebuild the Premises and that such rebuilding can be accomplished in no more than one hundred eighty (180) days, otherwise this Lease shall automatically terminate as of the date of the Casualty and Base Rent and Additional Rent shall be apportioned as of the date of the Casualty and the parties shall have no further liability to each other under this Lease. In the event neither Landlord nor Tenant elect to terminate this Lease, then Landlord shall rebuild the Premises in a diligent and timely manner as soon as possible, but in no event longer than such 180-day period following such Casualty pursuant to plans and specifications to be approved by Tenant, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant shall have the right to terminate

C-2 - 18 (Address: ) 52848530.2 this Lease, upon thirty (30) days’ written notice to Landlord, in the event of a Casualty, and any of the following occurs: (i) the time required for substantial completion of restoration is reasonably estimated to take more two hundred seventy (270) days from the date of the Casualty; (ii) Landlord has not commenced repairs and/or restoration within ninety (90) days from the date of such Casualty (provided Landlord has received insurance proceeds); or (iii) Landlord has not completed repairs and/or restoration within one hundred eighty (180) days after commencement of such repairs or restoration; upon which Base Rent and Additional Rent shall be apportioned as of the date of the Casualty. g. Abatement of Rental. In event of a Casualty, a just and proportionate part of the Rent shall abate from the date of such Casualty until the Premises have been repaired and restored. h. Condemnation. In the event the whole or a material portion of the Premises or Building is taken as a result of the exercise of the power of eminent domain or condemnation for public or quasi-public use or sale, then Landlord shall be entitled to receive and retain the amount awarded for such taking of the Premises and for Landlord’s business loss. Tenant shall be entitled to receive and retain such amounts as may be allocable to the taking of its fixtures, equipment, personal property, and furniture and its leasehold improvements which are not Landlord’s property and for moving damages. Upon receipt of a notice of the eminent domain proceedings or condemnation, the party receiving such notice shall within thirty (30) days of receipt deliver a copy of such notice to the other party. Tenant and Landlord, at either party’s option, upon receipt of such notice, shall have the right to terminate this Lease effective as of the date of the taking of the Premises and/or Building by giving prior written notice to the other party. 8. COMPLIANCE REQUIREMENTS a. Compliance Requirements. Landlord and Tenant acknowledge and agree to comply with the Compliance Requirements set forth below.

C-2 - 19 (Address: ) 52848530.2 i. Compliance with CHI Standards of Conduct and Ethical and Religious Directives. Landlord acknowledges that Catholic Health Initiatives (“CHI”) is an owner of Tenant, and Tenant is subject to the “Ethical and Religious Directives for Catholic Health Care Services” (“Directives”) as promulgated by the United States Conference of Catholic Bishops, and as may be revised from time to time. As of the date of this Lease, the Directives are available at the following website: http://www.usccb.org. In addition, Tenant is obligated to follow the CHI Standards of Conduct and Ethics at Work publication (“CHI Standards”), a copy of which can be found on-line at: http://www.catholichealthinitiatives.org/corporate-responsibility. Landlord will do nothing under the terms of this Lease to cause Tenant or CHI to violate the Directives or the CHI Standards. In the event that Tenant or CHI determines in good faith that that Landlord has caused CHI to be non-compliant with its obligations pursuant to this Section and Landlord fails to correct or cure the cause of such violation within thirty (30) days after receipt of written notice, then CHI may cause Tenant to terminate this Lease upon written notice to Landlord. ii. Excluded Provider. Landlord hereby represents and warrants that neither Landlord nor any owner of Landlord is, or at any time has been, excluded from participation in any federally funded health care program, including Medicare and Medicaid. Landlord hereby agrees to notify Tenant immediately of any threatened, proposed, or actual exclusion of Landlord or any owner of Landlord from any federally funded health care program, including Medicare and Medicaid. In the event that Landlord or any owner of Landlord is excluded from participation in any federally funded health care program during the Term, or if at any time after the Effective Date of this Lease it is determined that Landlord or any owner of Landlord is in breach of this Section, Tenant shall, as of the effective date of such exclusion or breach, automatically terminate this Lease. Landlord shall indemnify and hold harmless Tenant against all actions, claims, demands, and liabilities and against all loss, damage, costs, and expenses, including reasonable attorneys’ fees, due to the exclusion of Landlord or any owner of Landlord from a federally funded health care program, including Medicare or Medicaid or out of an actual or alleged injury to a person or to property as a result of the negligent, intentional act or omission, or criminal or fraudulent act of Landlord or any of Landlord’s employees, subcontractors, or agents providing services in connection with Landlord’s obligations under the Lease. iii. Compliance with Medicare Anti-Kickback, Self-Referral and Anti- Rebate Laws. To the extent the following is applicable, neither party shall engage in any activity prohibited by 42 U.S.C. §1395nn (42 Code of Federal Regulations, Part 411 (411.1 to 411.361)), 42 U.S.C. §1320a-7a and 42 U.S.C. Section 1320a-7b (42 Code of Federal Regulations, Part 1001 (1001.952(a) to 1001.1001)) or any other federal, state, or local law

C-2 - 20 (Address: ) 52848530.2 or regulation relating to the referral of patients, including, without limitation, anti-rebating and self-referral prohibitions and limitations, as those regulations now exist or as subsequently amended, renumbered, or revised, nor shall either party associate or engage in similar activities with respect to any third party payors, including, but not limited to, soliciting or receiving, directly or indirectly, any compensation, in cash or in kind, or offering to pay any compensation to a third person in exchange for referring an individual to a person for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid or any other state or federally funded healthcare payment program. iv. Record Keeping. If, and to the extent that, 42 USC § 1395x(v)(1)(I) is applicable, until the expiration of four (4) years after the termination or expiration of this Lease, Landlord shall make available, upon written request by the Secretary of the Department of Health and Human Services, or upon request by the Comptroller General of the United States General Accounting Office, or any of their duly authorized representatives, a copy of this Lease and such books, documents, and records as are necessary to certify the nature and extent of the costs of the services provided by Landlord under this Lease. To the extent applicable, Tenant shall be responsible for all facility-related record keeping for Joint Commission or Center for Medicaid and Medicare Services, or local or state healthcare agencies. The provisions of this Section shall survive the termination or expiration of this Lease. v. Confidentiality. The parties hereto shall hold in confidence the information contained in this Lease and each of them hereby acknowledges and agrees that all information related to this Lease, not otherwise known to the public, is confidential and proprietary and is not to be disclosed to third persons without the prior written consent of each of the parties except: (a) to the extent necessary to comply with any law, rule, or regulation or the valid order of any governmental agency or any court of competent jurisdiction; (b) as part of its normal reporting or review procedure, to its auditors, and to its attorneys; (c) to the extent necessary to obtain appropriate insurance, to its insurance agent; or (d) as necessary to enforce its rights and perform its agreements and obligations under this Lease. Landlord shall treat all non-public information obtained as part of this engagement as confidential and shall not, without written authorization from Tenant, release or share such information with any third party, except as may be required by law. Landlord agrees that, prior to reporting any actual or perceived violation of law to any governmental entity, even if required by law to do so, Landlord will first exercise reasonable efforts to discuss any potential legal or compliance matter with Tenant’s Corporate Responsibility Officer and CHI Legal Counsel and, unless otherwise required by law, provide Tenant with an opportunity to investigate and appropriately report any compliance matter brought to

C-2 - 21 (Address: ) 52848530.2 Tenant’s attention by Landlord. The provisions of this Section shall survive the termination or expiration of this Lease. vi. Jeopardy. Notwithstanding anything to the contrary contained in the Lease, in the event the performance by either party hereto of any term, covenant, condition, or provision of this Lease jeopardizes the licensure of Tenant or an affiliate of Tenant, its participation in or the payment or reimbursement from, Medicare, Medicaid program, Blue Cross, or other reimbursement or payment programs, or its full accreditation by the Joint Commission, as applicable, or any other state or nationally recognized accreditation organization, or the tax-exempt status of Tenant or an affiliate of Tenant, any of its property or financing (or the interest income thereon, as applicable), or will prevent or prohibit any physician, or any other health care professionals or their patients from utilizing Tenant or any of its services, or if for any other reason said performance should be in violation of any statute, ordinance, or be otherwise deemed illegal, or be deemed unethical by any recognized body, agency, or association in the medical or hospital fields, Landlord and Tenant shall initiate good faith negotiations to resolve the matter through amendments to this Lease. If the matter cannot be resolved by amendments to this Lease, as reasonably and mutually determined by Landlord and Tenant, then Tenant may, at its option, terminate this Lease. vii. Health Care Regulatory Requirements. To the extent the following is applicable, and to the extent Landlord or any owner of Landlord is a physician, the parties hereto acknowledge and agree that (a) the Premises leased hereunder do not exceed that which are reasonable and necessary for Tenant’s legitimate business purpose and are used exclusively by Tenant during the Term; (b) the rental charges over the Term are set in advance, are consistent with fair market value, and are not determined in a manner that takes into account the volume or value of any referrals or other business generated between the parties; and (c) this arrangement would be commercially reasonable even if no referrals were made between the parties. Nothing in this Lease, whether written or oral, nor any consideration in connection herewith requires the referral of any patient. This Lease is not intended to influence the judgment of Tenant in choosing the medical facility appropriate for the proper treatment of patients. Tenant shall not receive any compensation or remuneration in exchange for referrals. The parties hereto support a patient’s right to select the medical facility of his or her choice. The parties specifically do not intend to violate the federal (or any state’s versions of the) Stark Law and Anti- Kickback Statute and intend to meet the requirements of the Lease Exception set forth at 42 CFR 411.357(a), and to the extent possible, of the Lease Safe Harbor set forth at 42 CFR 1001.952(b). viii. No Referral Obligation. To the extent applicable, and to the extent Landlord or any owner of Landlord is a physician, nothing in the Lease

C-2 - 22 (Address: ) 52848530.2 shall be construed to require Landlord to refer patients to Tenant or to require Tenant to refer patients to Landlord. ix. Financial Relationship. Landlord certifies that, as of the Effective Date of the Lease, no member of his or her immediate family (or if Landlord is a corporate entity, then no principal of Landlord has a member of his or her immediate family that) has entered into a financial relationship, including an employment relationship, with Tenant or an affiliate of Tenant related to the provision of designated health services as defined in Section 1877 of the Social Security Act or that, if such relationship exists, it has been disclosed to and approved by Tenant. Landlord agrees to give Tenant five (5) business days written notice in the event such a relationship is created during the Term of the Lease. For purposes of this paragraph, “immediate family” is defined to mean spouse; natural or adoptive parent, child or sibling; stepparent, stepchild, stepbrother, stepsister; father-in-law, mother-in-law, daughter-in-law, son-in-law, brother-in-law, sister-in-law; grandparent, grandchild and spouse of a grandparent or grandchild. x. Compliance with Environmental Laws. Tenant shall cause the Premises to comply with all applicable environmental laws and governmental requirements; provided, however, in the event the non-compliance pre- existed the date of this Lease first above written, the cost of compliance shall be Landlord’s sole cost and expense, and shall not be included as part of the Operating Expenses. Tenant shall at its own cost and expense be responsible for obtaining and maintaining all environmental and other licenses and permits necessary in connection with its use of the Premises. In addition, Tenant shall furnish Landlord with a copy of any and all citations, orders, reports, subpoenas, or requests regarding the Premises from any federal, state, or local governmental authority and a copy of any and all information, documents, or reports submitted to any federal, state, or local governmental authority by or on behalf of Tenant regarding the Premises. All notices and reports shall be furnished to Landlord as soon as practical, and in no event later than five (5) days after Tenant’s receipt of such notice or the occurrence of the event which triggers the reporting obligation. Nothing in this Lease shall lessen any duty imposed on Tenant by federal, state, or local laws, regulations, rules, or ordinances. xi. Equal Employment Opportunity. By acceptance of this Lease, Landlord and Tenant represent and warrant to each other that unless exempted under the terms of these applicable laws, they will comply with the provisions of Executive Order 11246, as amended, and 41 C.F.R. § 60- 1.4(a); the Rehabilitation Act of 1973, as amended, and 41 C.F.R. § 60- 741.5(a); the Vietnam Era Veterans’ Readjustment Assistance Act, as amended; and 29 C.F.R. § 60-250.5(a); and Executive Order 13496 and 29 C.F.R. Part 471, Appendix A to Subpart A.

C-2 - 23 (Address: ) 52848530.2 xii. Compliance with All Laws. Each party warrants that any use of the Premises and any services to be provided hereunder, whether by either party directly or by an approved subtenant, shall fully comply with all applicable federal, state, and local statutes, laws, rules, and regulations now in effect or hereafter enacted or passed during the Term, and that it shall be deemed a material default of this Lease if either party shall fail to observe this requirement. If such a breach is not cured in accordance with this Lease, the other party may terminate this Lease without penalty and without limiting any other rights and remedies set forth in this Lease. Specifically, but not by way of limitation, each party warrants that any use of the Premises and any service to be provided hereunder shall comply with all applicable statutes, laws, rules, regulations, and accreditation standards and requirements of Medicare or Medicaid or other federal or state health programs, The Joint Commission, as applicable, the Health Insurance Portability and Accountability Act of 1996 and all regulations promulgated thereunder (“HIPAA”), the Health Information Technology for Economic and Clinical Health Act of 2010, 42 U.S.C. §§ 17921 and 17931 et. seq. (“HITECH ACT”), the National Committee for Quality Assurance, as applicable, and updates to incorporate any changes to such statutes, laws, rules, regulations, standards, and requirements. xiii. Prohibition on Child Labor and Human Trafficking. Each Party warrants and represents that it shall comply with all federal and state labor and employment laws, and executive orders as applicable and specifically those regarding child labor, procuring commercial sex, using forced labor and human trafficking. This includes but is not limited to the Trafficking Protection Act of 2000, Executive Order - Strengthening Protections Against Trafficking in Persons in Federal Contracts, Federal Acquisition Regulations (FAR), the provisions of the International Labor Organization’s (“ILO”) Minimum Age Convention (No. 138), 1973, and any other laws or regulations that prohibit any form of human trafficking, commercial sex, forced labor, child labor or other exploitation of children in the manufacturing, delivery or provision of products/devices, items or services and as each may be amended from time to time. In addition, in connection with any International Organization for Standardization (“ISO”) certification, the Parties represent and warrant that as applicable each complies with the Social Accountability Guidelines pursuant to which a Party disqualifies any site that uses unacceptable manufacturing practices, such as child labor, forced labor or unsafe or unsanitary working conditions or trafficking of persons as defined by the Trafficking Protocol (United Nations General Assembly, Protocol to Prevent Suppress and Punish Trafficking in Persons, Especially Women and Children, Supplementing the United Nations Convention Against Transnational Organized Crime, 15 November 2000, available at http://www.unhcr.org/refworld/docid/4720706c0.html). Landlord acknowledges CHI’s efforts on human trafficking found at http://www.catholichealthinit.org/human-trafficking-how-you-can-help

C-2 - 24 (Address: ) 52848530.2 and represents and warrants to CHI that it undertakes periodic inspections of any Subcontractor and manufacturer involved in the provision of its products/devices, items or services hereunder to ensure compliance with the foregoing. Landlord agrees upon request to provide CHI with evidence and/or recordkeeping of its compliance with this provision. 9. Default, termination and surrender a. Tenant Default and Termination. i. Termination upon Default by Tenant; Landlord Reentry. Tenant shall be in default of Tenant’s obligations under this Lease, and Landlord shall have the right, at Landlord’s option, to terminate this Lease, or retake possession without terminating this Lease, in the event that any of the following occur (each, an “Event of Default”): (1) Tenant fails to pay any undisputed payment of Rent when due and such failure continues without cure for ten (10) days after written notice by Landlord to Tenant setting forth the payment default. (2) Tenant fails in the performance of any material covenant, agreement, obligation, or condition in this Lease and such failure continues without cure for thirty (30) days after written notice by Landlord to Tenant setting forth the nature of default, or if the nature of the default is such that it cannot reasonably be cured within thirty (30) days, if Tenant fails to take prompt and diligent steps to begin to cure the default within such thirty (30) days or fails to prosecute such steps with reasonable diligence to completion; or (3) Tenant files bankruptcy or has an involuntary bankruptcy proceeding initiated against it (and same are not dismissed within sixty (60) days), makes an assignment for the benefit of creditors, or otherwise seeks protection under state or federal debtor relief laws. Upon any termination of this Lease due to an Event of Default, Tenant shall quit and surrender the Premises to Landlord. Whether or not Landlord elects to terminate this Lease, Landlord may thereafter reenter the Premises and remove all persons and property therefrom by any suitable action or proceedings at law or in equity or by force or otherwise without being liable for prosecution or in damages therefor and repossess and enjoy the Premises together with all additions, alterations, and improvements; provided, however, Tenant may elect to remove from the Premises all personal property, equipment, furniture and fixtures. Termination under this paragraph shall not relieve Tenant from the payment of any sum then due to Landlord, or from any claim for damages previously accrued, or then accruing, against Tenant

C-2 - 25 (Address: ) 52848530.2 ii. Re-letting; Tenant’s Liability. Upon such reentry Landlord shall use commercially reasonable efforts to repair, alter, remodel, and/or change the character of the Premises as Landlord may see fit and/or re-let the Premises in whole or in part as the agent of Tenant or otherwise in the name of Landlord or of Tenant, as Landlord shall determine, for all or any part of the unexpired initial Term or Renewal Term of this Lease. Notwithstanding anything set forth herein to the contrary, Landlord hereby agrees to take such measures as are reasonably necessary to mitigate the damages recoverable as a result of a Tenant default. Landlord may receive its rents therefor, applying the same first to the payment of such reasonable expenses as Landlord may have incurred in entering, dispossessing, re-letting, repairing, or altering the Premises, and then to the fulfillment of the covenants of Tenant herein, including, but not limited to, Rent then due under this Lease, retaining any balance until the date the term of the initial Term or Renewal Term, as applicable, would otherwise have expired as security for the payment of all obligations of Tenant which may arise and be unpaid during such period. If Landlord, after such reentry, shall be unable to obtain sufficient rent from the Premises to pay the amount of the expenses, in addition to the payment of the rent then due under this Lease and fulfillment of covenants of Tenant herein, Tenant shall pay to Landlord at the end of each month during the remainder of the Term the difference between the rent actually received by Landlord and the sum of the rent reserved hereunder and the expenses. In attempting to re-let the Premises Landlord, in its reasonable discretion, shall determine (i) whether or not a proposed tenant is suitable and acceptable and (ii) the reasonableness of the rent to be paid by such tenant. iii. Other Remedies. Upon an Event of Default which is not cured within the applicable notice and cure periods, Landlord may, but shall not be obligated to, perform any obligation of Tenant under this Lease; and, if Landlord so elects, all costs and expenses paid by Landlord in performing such obligation, together with interest at the Default Rate (defined below), shall be reimbursed by Tenant to Landlord within thirty (30) days following demand. Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity, except for the right to seek consequential damages which is hereby waived by Landlord, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. iv. Holding Over. If Tenant retains possession of the Premises after the Expiration Date, Tenant shall pay Base Rent and Additional Rent during such holding over at one hundred twenty-five percent (125%) of the total Rent in effect immediately preceding such holding over for the first month of holdover, and thereafter at one hundred fifty percent (150%) of the total Rent in effect immediately preceding such holding over, computed on a

C-2 - 26 (Address: ) 52848530.2 monthly basis for each month or prorated for each partial month that Tenant remains in possession. The provisions of this Section do not waive Landlord’s right of re-entry or right to regain possession by actions at law or in equity or any other rights hereunder, and any receipt of payment by Landlord shall not be deemed a consent by Landlord to Tenant’s remaining in possession or be construed as creating or renewing any lease or right of tenancy between Landlord and Tenant. If Tenant shall default in so surrendering the Premises, Tenant’s occupancy subsequent to such expiration or termination shall be deemed to be that of a tenant at will, and in no event, from month to month, shall be subject to all the terms, covenants, and conditions of this Lease applicable thereto, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over. Notwithstanding anything contained in this Lease to the contrary, in the event any applicable federal, state, or local law, code, or regulation, including, without limitation, applicable healthcare laws, codes, or regulations, limit the period of any such holdover, Landlord and Tenant shall comply therewith. Notwithstanding the foregoing, if an Event of Default occurs pursuant to which Landlord enters and retakes possession of the Premises, and any Health Information or Individually Identified Health Information (“PHI”), as defined pursuant to 45 CFR 160.103, is on the Premises at the time of such entry and retaking, Landlord shall promptly relinquish possession of all such PHI to Tenant or Tenant’s legal representative and Landlord hereby relinquishes all claims to such PHI and shall comply with the provisions of Section 8.1(l). b. Surrender. Tenant shall surrender the Premises to Landlord at the expiration of the term or termination of this Lease in a good condition, except for ordinary wear and tear and damage by fire or other casualty. c. Landlord Default. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord’s part to be performed, and such failure is not corrected within thirty (30) days of delivery of written notice thereof by Tenant, Tenant may (a) bring a suit for specific performance and damages, or (b) perform any such covenant, term, or condition to be performed under this Lease by Landlord. If there is not an on-site property manager and an emergency exists that threatens person or property and requires immediate intervention to prevent further loss, then Tenant may take such measures as are reasonably necessary to prevent further loss and stabilize the emergency. In the event that Landlord fails to make any routine repairs to the Premises and such failure affects Tenant’s ability to do business in the Premises, then Tenant may proceed to make the repairs that Landlord failed to make. Landlord shall reimburse to Tenant the reasonable cost of such activities within thirty (30) days following receipt of Tenant’s written request for reimbursement (“Reimbursement Request”). If Landlord fails to timely pay the Reimbursement Request, then Tenant may thereafter offset such amounts with interest accruing at 8% per annum (the

C-2 - 27 (Address: ) 52848530.2 “Default Rate”) against next accruing monthly installments of Additional Rent Installments until paid in full. 10. MISCELLANEOUS a. Non-Waiver. Landlord shall not by receiving partial payments of Rent in arrears be deemed to have waived any rights herein for non-payment of Rent or for any other default on the part of Tenant. No waiver or failure to enforce any of the provisions, terms, conditions, or obligations herein or failure to declare a default hereunder by Landlord shall be construed as a waiver of any subsequent breach of such provisions, term, condition, or obligation, or of any other provision, term, condition, or obligation hereunder, whether the same or different in nature. No extension of time for performance of any obligations or acts shall be deemed an extension of time for performance of any other obligations or acts. In addition to all of the remedies granted Landlord herein, Landlord shall also have the right to invoke any remedy available at law or in equity to enforce Landlord’s rights hereunder, except for the right to seek consequential damages which Landlord hereby waives, as if re-entry and other remedies were not herein provided for. b. Unavoidable Delays. If either party be delayed or prevented directly or indirectly from performing any of its obligations hereunder (other than monetary obligations) because of fire, strikes, acts of God, or other labor troubles, or for any other reason beyond such party’s reasonable control, such party shall incur no liability to the other party as a result thereof, and the period of such delay or prevention shall be deemed added to the time herein or otherwise provided for such performance. c. Assignment and Subletting. Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, or otherwise transfer all or any part of its interest in or rights with respect to the Premises or its leasehold estate (collectively, “Assignment”), or permit all or any portion of the Premises to be occupied by anyone other than itself or sublet all or any portion of the Premises (collectively, “Sublease”) without Landlord’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Tenant shall, without Landlord’s prior consent, have the right to assign or sublease the Premises, or any portion thereof, during the Term of the Lease to entities under the common control or operation of Catholic Health Initiative, or to any affiliate or parent entity of Tenant, or to other entities acquiring Tenant or Catholic Health Initiative, or any subsidiary of Tenant or Catholic Health Initiative’s interest in the hospital with which Tenant is affiliated (each a “Permitted Transfer”). d. Other Charges. All charges against Tenant by Landlord accruing under this Lease shall be treated as Rent due under this Lease and shall be payable at the time and in the manner specified in this Lease or in any notice from Landlord to Tenant.

C-2 - 28 (Address: ) 52848530.2 e. Limitation on Landlord’s Liability. Landlord’s liability under this Lease shall be limited to Landlord’s equity interest in the Building (including all rents, issues, profits and insurance proceeds therefrom). No judgment rendered against Landlord shall give rise to any right of execution or levy against Landlord’s other assets. No individual who is Landlord or any member or partner of any joint venture, tenancy in common, firm, partnership or other form of joint ownership that is Landlord, or their heirs, personal representatives, executors, successors and assigns, shall have any personal liability to Tenant, or to any person claiming under or through Tenant, for any amount or in any capacity. Upon Landlord’s sale or transfer of its interest in the Building in which the Premises is located, Landlord shall be released from all further liability under this Lease accruing subsequent to such sale, provided that the party acquiring such interest in the Building has assumed the obligations of the Landlord under this Lease accruing subsequent to such sale. Notwithstanding anything to the contrary contained in this Lease, at no time shall Landlord encumber Landlord’s interest in the Building with indebtedness in an amount greater than sixty-five percent (65%) of the then- current value of the Building without Tenant’s prior written consent. f. Notices. All notices herein provided for shall be in writing and shall be deemed given when sent by registered or certified mail, postage prepaid, return receipt requested, and deposited in the mail address or by national next business day delivery service (e.g., Federal Express) (a) to Landlord at the location set forth below, or (b) to Tenant at the address of the Premises with a copy to the location set forth below. If to Landlord: If to Tenant: Catholic Health Initiatives 11045 E. Lansing Circle Englewood, CO 80112 Attn: Corporate Real Estate With Copy to: Catholic Health Initiatives 198 Inverness Drive W. Englewood, CO 80112 Attn: General Counsel Either party may change its address for purpose of notice, by written notice given in like manner as herein provided. g. Exhibits. All exhibits and addenda attached hereto are hereby incorporated into this Lease and shall be a part hereof whether or not they are specifically referred to herein.

C-2 - 29 (Address: ) 52848530.2 h. Waiver of Notice. Tenant waives any and all notices required by law, other than such notices as may be specifically required in this Lease. i. Entire Agreement. This Lease contains the entire agreement between the parties with respect to the subject matter herein and all prior written and verbal understandings and agreements are merged herein, and this Lease may not be altered, changed, or amended, except by an instrument in writing, signed by both parties hereto. j. Successors Bound. The covenants, conditions, and agreements contained in this Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns and to Tenant, and, subject to Section 9.4, to Tenant’s successors and assigns. k. Covenant of Quiet Tenant Possession. Landlord covenants that Tenant shall have access to the Premises twenty-four (24) hours per day, three hundred sixty- five (365) days per year, and Tenant shall peacefully and quietly hold and enjoy the Premises without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through, or under Landlord for the Term of this Lease and any extensions thereof. l. Partial Invalidity. In the event that any provision or part of a provision of this Lease is held invalid or unenforceable by any court or other lawful forum, such provision shall be ineffective only to the extent that it is in contravention of applicable laws without invalidating the remaining provision of this Lease, unless such invalidity or unenforceability would defeat an essential business purpose of this Lease. m. Marginal Captions; Construction. The marginal captions in this Lease are for convenience only and are not intended to limit or amplify the terms and provisions of this Lease. Whenever the context admits or requires, words in the singular may be regarded as in the plural and vice versa and personal pronouns may be read as masculine, feminine, or neuter. n. Intentionally Deleted. o. Disputes. In the event of any dispute, litigation or other proceeding between Landlord and Tenant arising out of this Lease, each party shall be responsible for their own court costs and attorneys’ fees. p. Survival. Whether specifically identified or not, the obligations of the parties under this Lease which by their nature or content would continue beyond the expiration or termination of this Lease shall survive any such expiration or termination and shall remain in effect and binding upon the parties until they have fulfilled all of their obligations hereunder and the statute of limitations shall not commence to run until the time such obligations have been fulfilled.

C-2 - 30 (Address: ) 52848530.2 q. Governing Law. This Lease shall be governed by the laws of the state in which the Premises is located applicable to agreements made and to be performed wholly within the state in which the Premises is located, irrespective of such state’s choice of law principles. r. Estoppel Certificate. Tenant agrees, upon written notice by Landlord, to execute, acknowledge, and deliver to Landlord, a statement in writing addressed to Landlord or other party designated by Landlord certifying that this Lease is in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the actual commencement and expiration dates of the Lease, stating the dates to which rent and other charges, if any, have been paid, and stating whether or not the signor is aware of any default by either party under this Lease, without inquiry or investigation. Tenant shall deliver the statement to Landlord within such fifteen (15) business days of written request of the estoppel by Landlord. Landlord shall also deliver an estoppel to Tenant, upon written request thereof, as set forth above. s. Subordination. This Lease is and shall be expressly subject and subordinate at all times to (a) any present or future ground, underlying, or operating lease of the Building, and all amendments, renewals, and modifications to any such lease, and (b) the lien of any present or future mortgage or deed of trust encumbering fee title to the Building and/or the leasehold estate under any such lease; provided that (and as a condition thereto), Landlord uses commercially reasonable efforts to obtain from existing (and shall obtain from all future) mortgage or deed of trust holders a commercially reasonable subordination and non-disturbance agreement that is satisfactory to Tenant, and does not adversely alter or negate any of Tenant’s rights and remedies granted under this Lease or applicable law. If any such mortgage or deed of trust to which Tenant has subordinated is foreclosed upon request of the mortgagee or beneficiary, as the case may be, Tenant will attorn to such party. t. Tenant’s Financing. Notwithstanding anything to the contrary herein, Tenant shall be permitted to finance its personal property in the Premises at any time during the Term and in connection therewith, Landlord hereby waives any liens, it may have, by statute or otherwise, on Tenant’s personal property in the Premises to the liens granted by Tenant to any lender financing such personal property. Upon ten (10) business days’ request by Tenant, Landlord shall execute appropriate waiver agreements in connection with financing or leasing of any personal property within the Premises by Tenant. u. Financial Statements. Tenant shall provide to Landlord the following: i. within thirty (30) days after the end of each calendar year during the Term, Tenant shall provide Landlord with its most recent financial statements for the applicable calendar year just completed, including operating statement and balance sheet (hereinafter referred to as “Financial Documents”), which Financial Documents shall be prepared by the Affiliate or its

C-2 - 31 (Address: ) 52848530.2 accountant in accordance with internal accounting principles and sound management practices consistently applied; and ii. promptly upon Tenant’s receipt thereof, copies of all written communications received by Tenant from any regulatory agency relating to (A) surveys of the Premises for purposes of licensure, Medicare and Medicaid certification and accreditation which identify material violations or required changes relating to operation of the Premises, and (B) any proceedings, formal or informal, with respect to cited deficiencies with respect to services and activities provided and performed at the Premises, including patient and resident care, patient and resident activities, patient and resident therapy, maintenance, or the condition of the Premises, and involving an actual or threatened warning, imposition of a material fine or a penalty, or suspension, termination or revocation of any Premises’ license to be operated in accordance with its Permitted Use. v. OFAC. Pursuant to United States Presidential Executive Order 13224 ("Executive Order") and related regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury, U.S. persons and entities are prohibited from transacting business with persons or entities who, from time to time, are determined to have committed, or to pose a risk of committing or supporting terrorist acts, narcotics trafficking, money laundering, and related crimes. Those persons and entities are identified on a list of Specially Designated Nationals and Blocked Persons (“List”), published and regulated by OFAC. The names, including aliases, of those persons or entities on the List (“Blocked Persons”) are updated frequently. In addition, OFAC enforces other Executive Orders which, from time to time, impose restrictions on transactions with, or involving, certain countries. Landlord and Tenant represent and warrant that neither party, nor to its respective knowledge, any of its respective officers, directors, shareholders, partners, members, or associates, and no other direct or indirect holder of any equity interest in such party, is acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, a Blocked Person, or other banned or blocked person, group, entity, nation or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by OFAC and that it is not engaged in this transaction, directly or indirectly, on behalf of, or instigating or facilitating this transaction, directly or indirectly, on behalf of any such person, group, entity, or nation. w. Amendments. This Lease may be amended at any time by mutual agreement of the parties without additional consideration, provided that before any amendment shall become effective, it shall be reduced to writing and signed by each of the parties. x. Remedies Cumulative. The various rights, options, elections, powers, and remedies of the respective parties hereto contained in, granted or reserved by this Agreement, are in addition to any others that said parties may be entitled to by

C-2 - 32 (Address: ) 52848530.2 law (except as expressly set forth in this Lease), shall be construed as cumulative, and no one of them is exclusive of any of the others, or of any right or priority allowed by law. y. Counterparts. This Lease, and any addenda hereto, may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument. z. Tenant’s Rooftop Rights. Tenant may locate and install a microwave, satellite, cell tower, or other antenna communications system, including the related installation apparatus and facilities (collectively, “Equipment”) on the roof of the Building upon prior written notice to Landlord, provided that (a) the installation and maintenance of the Equipment is in conformity with all applicable zoning and other laws, and (b) the location, installation and maintenance of the Equipment shall (i) be subject to and completed in accordance with the terms and conditions all applicable governmental laws, codes, rules, regulations and ordinances in effect from time to time; (ii) be located on that part of the roof as Landlord may from time to time designate; and (iii) shall not unreasonably interfere with the use of any other communications equipment installed on the roof prior to the time Tenant installs the Equipment. Tenant shall also have the right to run appropriate electrical cabling from the Premises to connect to its Equipment. Tenant shall not be obligated to pay any additional rent for such use of the roof. Tenant, at its sole cost and expense, will keep the Equipment and surrounding area in good order and repair and free from any hazard to person or property. Landlord shall use commercially reasonable efforts to ensure that any subsequent rooftop user does not impair Tenant’s data transmission and reception and shall cooperate with Tenant in eliminating any interference caused by any other party using the roof. Upon termination of this Lease, Tenant, at its sole cost and expense, shall remove the Equipment and shall restore the roof of the Building to its condition existing prior to the installation of the Equipment, ordinary wear and tear excepted. aa. PTRC. To the extent Landlord or any owner of Landlord is a physician, the parties acknowledge that this Lease is subject to the review and approval of Tenant’s Physician Transaction Review Committee (“PTRC”). In the event that this Lease has been executed and final approval by the PTRC is not received in a timely manner, this Lease shall automatically terminate. Such termination shall be considered without harm or damage to either party.] bb. Right of First Offer. [Optional: This section to be used if no ground lease.] In the event that at any time during the Term space in the Building is vacant and available for lease to a third party (the “ROFO Space”), Landlord shall so notify Tenant in writing of the availability of such space (a “ROFO Notice”) and Tenant shall have thirty (30) days from receipt of the ROFO Notice to notify Tenant in writing of Tenant’s exercise of its option to lease the ROFO Space on the terms and conditions contained in the ROFO Notice, and otherwise on commercially reasonable terms and conditions (the “Right of First Offer”). The ROFO Notice shall identify the space, base rental, date of availability, tenant improvement

C-2 - 33 (Address: ) 52848530.2 allowance (if any) that Landlord is willing to provide. In the event Tenant fails to deliver to Landlord its written acceptance of the Right of First Offer set forth in the ROFO Notice within thirty (30) days of its receipt thereof, Landlord, subject to all other terms of this Lease, shall be free to lease the ROFO Space to a third party, and the Right of First Offer with respect to the ROFO Space shall be null and void until the expiration or earlier termination of the resulting lease with the third party; provided, that if Tenant does not timely deliver to Landlord its written acceptance of the Right of First Offer set forth in the ROFO Notice and Landlord does not enter into a lease for the ROFO space offered to Tenant within nine (9) months after Landlord’s delivery of the ROFO Notice, then if Landlord desires later to lease the ROFO Space, Landlord shall be required to again provide Tenant with a ROFO Notice. The failure of Tenant to exercise this Right of First Offer for any available ROFO Space in one instance shall not be deemed a waiver of its Right of First Offer in another instance. [insert any required state specific provisions] [Signatures begin on next page]

C-2 - 34 (Address: ) 52848530.2 IN WITNESS WHEREOF, the parties hereto have executed or caused this Lease to be executed as of the dates set forth below. TENANT: LANDLORD: , a , a By: By: Name: Name: Title: Title: Date: Date:

Multi-Tenant Form C-2 - 35 (Address: ) 52848530.2 Exhibit A Floor Plan of the Premises

Multi-Tenant Form C-2 - 36 (Address: ) 52848530.2 Exhibit B Legal Description of the Land

Multi-Tenant Form C-2 - 37 (Address: ) 52848530.2 Exhibit C Rules and Regulations [attached hereto]

C-2 - 38 (Address: ) 52848530.2 Exhibit D Cleaning Standards

D-1 52848530.2

E-1 52848530.2 EXHIBIT E Deed1 SPECIAL WARRANTY DEED KNOW ALL MEN BY THESE PRESENTS: That ___________________________________, GRANTOR, for the consideration of the sum of Ten and no/100 Dollars ($10.00), and other good and valuable consideration in hand paid by ________________________________ GRANTEE, the receipt of which is hereby acknowledged, does grant, bargain, sell and convey unto the said GRANTEE(S) and unto GRANTEE(S)’ heirs and assigns forever the following described land, situated in the County of _________, State of _____________, to-wit: SAMPLE LEGAL “SUBJECT TO RIGHT OF WAY/EASEMENTS AND RESTRICTIONS, IF ANY” TO HAVE AND TO HOLD the same unto the said GRANTEE(S) and unto its heirs and assigns forever, with all appurtenances thereunto belonging. And GRANTOR(S) hereby covenants with the said GRANTEE(S) that GRANTOR(S) will forever warrant and defend the title to said lands against all claims whatsoever, done or suffered by it but none other. 1 Modify on a State by State basis and confirm with Title Company/local counsel as to form.

E-2 52848530.2 IN TESTIMONY WHEREOF, The name of the grantor is hereunto affixed by its ___________________________, this ____ day of _________________, _____. GRANTOR By: ACKNOWLEDGEMENT STATE OF _________________ COUNTY OF _______________ On this ____ day of ______________, ____, before me, the undersigned officer, personally appeared ______________________________________________________________, known to me to be the person whose name is subscribed and acknowledged that _____ had executed the foregoing instrument for the consideration, purposes and uses therein mentioned and set forth, as the act of the principal. IN WITNESS WHEROF, I hereunto set my hand and official seal this ____ day of _____________, _____.. __________________________________________ Notary Public: MY COMMISSION EXPIRES:

C-2 - 1 (Address: ) 52848530.2 EXHIBIT F Form of Assignment and Assumption of Third Party Lease(s) ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”), is made and entered into this _____ day of ____________, 2016 by and among _____________________ (the “Assignor”), and DOC-_______________, LLC, a Wisconsin limited liability company (“Assignee”). WITNESSETH Assignor, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby assigns and transfers to Assignee, all of Assignor’s right, title and interest in the leases listed on Exhibit A attached hereto and incorporated herein (collectively, the “Leases”), in connection with and related to the property located at _________________________. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, to the extent resulting from the Assignor’s obligations under the Leases that relate to the period prior to the date hereof. Assignee hereby expressly assumes all of the obligations imposed upon the Assignee under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, to the extent resulting from the Assignor’s obligations under the Leases that relate to the period on or after the date hereof. This Assignment shall be governed by and construed in accordance with the laws of the State of ______________. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment may not be modified, altered or amended, or its terms waived, except by an instrument in writing signed by the parties hereto. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

F-2 52848530.2 IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written. ASSIGNOR: ________________________________ By: Name: Its:

F-3 52848530.2 IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written. ASSIGNEE: DOC-_______________________, LLC By: Physicians Realty L.P., its Manager By: Physicians Realty Trust, its general partner By:___________________________________ John T. Thomas President and Chief Executive Officer

G-1 52848530.2 EXHIBIT G Form of Tenant Notice [__________________________] c/o ___________________ __________ ___, 20[__] CERTIFIED MAIL, RETURN RECEIPT REQUESTED ___________________________ ___________________________ ___________________________ ___________________________ RE: Lease Agreement dated as of [_________________], between [_________________], a Delaware limited liability company, as “Landlord”, and [_________________], as ‘“Tenant”, as amended Ladies & Gentlemen: This is to inform you that Landlord has assigned all of its interests in the Lease to [__________________], a [_________________________]. After the date hereof, all future correspondence and/or notices to Landlord given pursuant to Paragraph ___ of the Lease should be directed to the following address: _______________________ _______________________ _______________________ After the date hereof, all future rent payments shall be made to [______________] at the following address pursuant to Paragraph ___ of the Lease: _______________________ _______________________ _______________________ [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Thank you for your attention to this matter.

[_________________], LLC

By:______________________________
Name:
Title:

G-2

52848530.2

Schedule 1 - 1 52848530.2 SCHEDULE 1 Personal Property List Franciscan Health Port Clinic 1930 Port of Tacoma Road Tacoma, Pierce County, Washington Equipment Inventory by Building - PNW Equipment List Year Added Location Approx Cost Notes Port Clinic Storage Shed 2011 Exterior $600.00 1 Storage Shed Exterior - Trash Receptacle 2011 Exterior $300.00 1 Trash Receptacle Monument Sign 2005 Exterior $5,000.00 1 Monument Sign $5,900.00

Schedule 2 - 1 52848530.2 SCHEDULE 2 Approval and Non-Approval Properties 1. Non-Approval Properties A. Franciscan Health Port Clinic 1930 Port of Tacoma Road Tacoma, Pierce County, Washington Owner: St. Joseph Development Company, Inc. B. Jewish OCC Condominium 225 Abraham Flexnor Way Louisville, Jefferson County, Kentucky Units 101,102,103,104, 201, 303 and 502 Owner: Jewish Hospital Healthcare Services, Inc. Units 503, 504, 505 Owner: Jewish Hospital & St. Mary’s HealthCare, Inc. Unit to be created for top 3 floors Owner: KentuckyOne Health, Inc. C. St. Joseph Office Park Condominiums 1401 Harrodsburg Road Lexington, Fayette County, Kentucky Units: Building A - Unit 1D, Unit 1F, Unit 1G, Unit A200, Unit 2B, Unit 2C, Unit 2D,Unit 2E, Unit 2F, Unit 3A, Unit 3B, Unit 4A, Unit 4B, Unit 4C, Unit 4D, Unit 4F, Unit 5B, Unit 5C, Unit 5D, Unit 5E, Unit 5F, Unit 5G Building B - Unit 0Y, Unit 0Z, Unit 1X, Unit 1Y, Unit 2U, Unit 2V, Unit 2W, Unit 2X, Unit 2Z, Unit 3V, Unit 3W, Unit 3X, Unit 3Y, Unit 3Z, Unit 4W, Unit 4X, Unit 4Y, Unit 4Z Building C - Unit C-1, Unit C-10A, Unit C-10B, Unit C-100, Unit C-200, Unit C-300, Unit C-400 Owner (of all units listed above): CHI Kentucky, Inc. D. Lexington Surgery Center (a/k/a “Building D”) 1451 Harrodsburg Road Lexington, Fayette County, Kentucky Owner: CHI Kentucky, Inc.

Schedule 2 - 2 52848530.2 E. Hot Springs Village Office Building 4419 N. Highway 7 Hot Springs, Garland County, Arkansas Owner: St. Joseph’s Mercy Health System, Inc. F. Blandford Office Condominium 5 St. Vincent Circle, Little Rock, Pulaski County, Arkansas Units 110 and 220 Owner: St. Vincent Infirmary Medical Center Units 501 and 503 Owner: St. Vincent Foundation G. Parkview Office Condominium 1 St. Vincent Circle, Little Rock, Pulaski County, Arkansas Units 110 (1,294 s.f.), 120, 130, 140A Owner: St. Vincent Managed Care Service Units 110 (676 s.f.), 130A, 150, 340, 360, 430, 450 Owner: St. Vincent Infirmary Medical Center Units 140, 210, 230, 260, 310, 320, Owner: St. Vincent Foundation Unit 220 Owner: St. Vincent Health System Unit 155 Owner: St. Vincent Medical Building Company [Note: Need confirmation that this is a CHI entity and if this Unit is included in the portfolio] 2. Approval Properties A. Franciscan Health Service Center and Garage 1149 Market Street Tacoma, Pierce County, Washington Owner: Franciscan Health System – West B. Fruitland Health Plaza 1118 NW 16th Street Fruitland, Payette County, Idaho Owner: Dominican Sisters of Ontario, Inc.

Schedule 2 - 3 52848530.2 C. Springwoods Medical Condominium Address TBD / I 45 and Grand Parkway Springwoods, Harris County, Texas Unit 2 (Floors 3-6) Owner: St. Luke’s Community Health Services D. Dacona Neighborhood Health Clinic 3101 Summit View Drive Dacona, Weld County, Colorado Owner: Catholic Health Initiatives Colorado E. Thornton Neighborhood Health Clinic 4075 East 128th Avenue Thornton, Adams County, Colorado Owner: Catholic Health Initiatives Colorado F. St. Alexius – Mandan Clinic North 2500 Sunset Drive, NW Mandan, Morton County, North Dakota Owner: St. Alexius Medical Center G. McCauley Center – Administrative Building 12809 West Dodge Road Omaha, Douglas County, Nebraska Owner: Alegent Health H. Grand Island Specialty Clinic (a/k/a St. Francis Doctor’s Building Condominium) 908 North Howard Units B, C-1, C-2, C-3, C-4, C-5, E, F-10C, and I-1 Grand Island, Hall County, Nebraska Owner: Saint Francis Medical Center I. Meridian 11045 Lansing Circle Englewood, Arapahoe County, Colorado Owner: Catholic Health Initiatives J. Exton Revenue Cycle Office 367 Eagleview Blvd. Exton, Chester County, Pennsylvania Owner: Catholic Health Initiatives

Schedule 3 - 1 52848530.2 SCHEDULE 3 Purchase Price Allocations Blandford MOB 2,580,000 Exton Revenue Cycle Office 6,250,000 Dacono Neighborhood Health 5,240,000 Franciscan Health Port Clinic 960,000 Franciscan Health Service & G 9,830,000 Fruitland Health Plaza 4,820,000 Grand Island Specialty Clinic 2,930,000 Hot Springs Village Office Bld. 3,650,000 Jewish - OCC Condo Building 35,060,000 McAuley Center Admin Building 19,130,000 Meridian 17,460,000 Parkview MOB 5,060,000 Springwoods 24,950,000 St. Alexius - Mandan Clinic N 8,390,000 St. Joseph Office Park Condos 20,635,956 Lexington Surgery Center 20,284,044 Thornton Neighborhood Health 6,380,000 Grand Total 193,610,000

Schedule 4 - 1 52848530.2

Schedule 5 - 1 52848530.2 SCHEDULE 5 Seller’s “Knowledge Parties” Franciscan Health Port Clinic, 1930 Port of Tacoma Road, Tacoma, WA Wade Moberg Tahni Madden Owner: St. Joseph Development Company, Inc. Franciscan Health Service Center and Garage, 1149 Market Street, Tacoma, WA Wade Moberg Tahni Madden Owner: Franciscan Health System - West Jewish OCC Condominium, 225 Abraham Flexnor Way, Louisville, KY Debbie Bolton Elvin Rayford Owner of Units 101, 102, 103, 104, 201, 303 and 502: Jewish Hospital Healthcare Services, Inc. Owner of Units 503, 504 and 505: Jewish Hospital & St. Mary’s Healthcare, Inc. Owner of Units to be created for top three floors: KentuckyOne Health, Inc. St. Joseph Office Park Condominium, 1401 Harrodsburg Road, Lexington, KY Debbie Bolton Joseph Seybold Building A Units: 1D, 1F, 1G, A200, 2B, 2C, 2D, 2E, 2F, 3A, 3B, 4A, 4B, 4C, 4D, 4F, 5B, 5C, 5D, 5E, 5Fand 5G Building B Units: 0Y, 0Z, 1X, 1Y, 2U, 2V, 2W, 2X, 2Z, 3V, 3W, 3X, 3Y, 3Z, 4W, 4X, 4Y and 4Z Building C Units: C-1, C-10A, C-10B, C-100, C-200, C-300 and C-400 Owner of all of the above units: CHI Kentucky, Inc. Lexington Surgery Center, 1451 Harrodsburg Road, Lexington, KY Debbie Bolton Joseph Seybold Owner: CHI Kentucky, Inc. Hot Springs Village Office Building, 4419 N. Highway 7, Hot Springs, AR Lori Musser Steven Souris Owner: St. Joseph’s Mercy Health System, Inc. Blandford Office Condominium, 5 St. Vincent Circle, Little Rock, AR Steven Souris Condominium Association Owner of Units 110 and 220: St. Vincent Infirmary Medical Center Owner of Units 501 and 503: St. Vincent Foundation

Schedule 5 - 2 52848530.2 Parkview Office Condominium, 1 St. Vincent Circle, Little Rock, AR Steven Souris Condominium Association Owner of Units 110 (1,294 s.f.), 120, 130 and 140A: St. Vincent Managed Care Service Owner of Units 110 (676 s.f.), 130A, 150, 340, 360, 430 and 450: St. Vincent Infirmary Medical Center Owner of Units 140, 210, 230, 260, 310 and 320: St. Vincent Foundation Owner of Unit 220: St. Vincent Health System Owner of Unit 155: St. Vincent Medical Building Company Springwoods, TBD I-45 and Grand Pkwy, Springwoods, TX John Frank Rebecca Baron Courtney Hanfland Owner: St. Luke’s Community Health Services, a Texas non profit corporation Dacono Neighborhood Health Clinic, 3101 Summit View Drive, Dacono, CO Scot Brooks Owner: Catholic Health Initiatives Thornton Neighborhood Health Clinic, 4075 East 128th Avenue, Thornton, CO Scot Brooks Owner: Catholic Health Initiatives St. Alexius – Mandan Clinic North, 2500 Sunset Drive, NW, Mandan, ND Kevin O’Neil Terry Arnold Owner: St. Alexius Medical Center McAuley Center – Admin Building, 12809 West Dodge Road, Omaha, NE Don Mandel Dennis Webster Owner: Alegent Health Grand Island Specialty Clinic (a/k/a St. Francis Doctor’s Building), 908 North Howard, Grand Island, NE Don Mandel Dennis Webster Owner: Saint Francis Medical Center

Schedule 5 - 3 52848530.2 Meridian, 11045 Lansing Circle, Englewood, CO Steven Horn Owner: Catholic Health Initiatives Exton Revenue Cycle Office, 367 Eagleview Blvd., Exton, PA Donna Sooks Owner: Catholic Health Initiatives

SCHEDULE 6

Cap Ex Credits and Other Credits

	Deferred Maintenance Credits	Specific Property Credits	Lease Adjustment Credits
Blandford MOB		0	0
Exton Revenue Cycle Office		0	0
Dacono Neighborhood Health		0	0
Franciscan Health Port Clinic		0	0
Franciscan Health Service & G		0	0
Fruitland Health Plaza		0	0
Grand Island Specialty Clinic		0	586,000
Hot Springs Village Office Bld.		0	0
Jewish - OCC Condo Building		0	0
McAuley Center Admin Building		0	0
Meridian		0	0
Parkview MOB		0	0
Springwoods		0	0
St. Alexius - Mandan Clinic N		0	0
St. Joseph Office Park Condos		2,001,000	0
Thornton Neighborhood Health		0	0
Grand Total	**3,088,515***	**2,001,000**	**586,000**

*Prior to Closing, Buyer and Seller shall mutually agree on the allocation of the Cap Ex Credit amount for deferred maintenance items and the specific Properties to which the Cap Ex Credits shall be applied.

Schedule 6 - 1

52848530.2